                                                               File No. 33-72416
As filed with the Securities and Exchange Commission on

August 29, 2001

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          Pre-Effective Amendment No.
                                                      ----

                         Post-Effective Amendment No. 14

                                                     ----
                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No.  14

                                              ----

                              BRIDGEWAY FUND, INC.
                              --------------------
               (Exact name of Registrant as Specified in Charter)

             5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448
                     (Address of Principal Executive Office)

                                 (713) 661-3500
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                         JOHN N.R. MONTGOMERY, PRESIDENT
                       Bridgeway Capital Management, Inc.
             5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Offering: As soon as practical after the effective date of this Registration Statement under the Securities Act of 1933.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Pursuant to Section 24(f) of the Investment Company Act of 1940 and Rule 24f-2 thereunder, the Registrant hereby declares that an indefinite number of its shares of beneficial interest is being registered by this Registration Statement.

================================================================================

It is proposed that this filing will become effective


               [X] on October 31, 2001 pursuant to paragraph (b)


If appropriate, check the following box: [ ] This post-effective amendment designates a new effective date for a previously filed PEA.

================================================================================

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement thereafter becomes effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                 BRIDGEWAY FUND,
                                      INC.

            A fully no-load mutual fund family of domestic portfolios

                             AGGRESSIVE INVESTORS I
                          (FORMERLY AGGRESSIVE GROWTH)

                             AGGRESSIVE INVESTORS II

                          ULTRA-SMALL COMPANY (CLOSED)

                        ULTRA-SMALL COMPANY TAX ADVANTAGE

                           MICRO-CAP LIMITED (CLOSED)

                              ULTRA-LARGE 35 INDEX

                                    BALANCED

                                   PROSPECTUS
                                OCTOBER 31, 2001

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                                [BRIDGEWAY LOGO]

    This prospectus presents concise information about Bridgeway that you should know before investing. Please keep it for future reference. Text in shaded "translation" boxes is intended to help the reader understand or interpret other information presented nearby.

                                TABLE OF CONTENTS

The Fund and its Portfolios                                                    2
Suitability                                                                    2
Aggressive Investors Portfolio I                                               3
Aggressive Investors Portfolio II                                              8
Ultra-Small Company Portfolio                                                 12
Ultra-Small Company Tax
  Advantage Portfolio                                                         17
Micro-Cap Limited Portfolio                                                   22
Ultra-Large 35 Index Portfolio                                                27
Balanced Portfolio                                                            32
Management of the Fund                                                        36
Code of Ethics                                                                38
Net Asset Values                                                              38
Distribution of Fund Shares                                                   39
How to Purchase & Redeem Shares                                               39
Tax Sheltered Retirement Plans                                                41
Dividends, Distributions & Taxes                                              41
Investment Techniques                                                         42
Tax Efficiency                                                                43

                           PROSPECTUS OCTOBER 31, 2001

                                    BRIDGEWAY
                                   FUND, INC.

THE FUND AND ITS PORTFOLIOS

    Bridgeway Fund Inc. ("the Fund") is a fully no-load mutual fund comprised of seven Portfolios: Aggressive Investors Portfolio I (formerly called Aggressive Growth), Aggressive Investors Portfolio II, Ultra-Small Company Portfolio, Ultra- Small Company Tax Advantage Portfolio, Micro-Cap Limited Portfolio, Ultra-Large 35 Index Portfolio, and Balanced Portfolio. Each portfolio has its own investment objective, strategy, and risk profile.

SUITABILITY

All seven Portfolios:

o   are designed for investors with long-term goals in mind.

    THE FUND STRONGLY DISCOURAGES SHORT-TERM TRADING OF ITS SHARES.

o offer you the opportunity to participate in financial markets through portfolios professionally managed by Bridgeway Capital Management.

o   offer you the opportunity to diversify your investments.

o carry certain risks, including the risk that you can lose money if fund shares, when redeemed, are worth less than the purchase price.

o   are not bank deposits and are not guaranteed or insured.

                      THE AGGRESSIVE INVESTORS PORTFOLIO I

    INVESTMENT OBJECTIVE: To exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The S&P 500 Index with dividends reinvested serves as a proxy for "stock market" in this objective.

    PRINCIPAL INVESTMENT STRATEGY: The Aggressive Investors Portfolio I invests in a diversified portfolio of common stocks of all size companies that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Adviser selects stocks for the Portfolio according to proprietary quantitative models that span various investment styles including both "growth" and "value." Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings. The Adviser seeks to achieve the Portfolio risk objective by investing in stocks which it believes have a lower probability of decline in the long term, though more volatile individually in the short-term. The Portfolio may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a higher tax burden. The Portfolio may also use aggressive investment techniques such as:

o   leveraging (borrowing up to 50% of its assets from banks),

o purchasing and selling futures and options on individual stocks and stock indexes,

o   entering into short-sale transactions (up to 20% of assets),

o   investing up to 25% of assets in a single company,

o investing up to 10% of assets in foreign companies (currently only those which trade on American Exchanges), and

o short-term trading (buying and selling the same security in less than a three month timeframe).

    PORTFOLIO NAME CHANGE: Prior to October 31, 2001, the Portfolio's name was Bridgeway Aggressive Growth Portfolio.

    DIFFERENCES BETWEEN AGGRESSIVE INVESTORS PORTFOLIO II (REFERRED TO BY NAME OR "THE NEW PORTFOLIO") AND AGGRESSIVE INVESTORS PORTFOLIO I (REFERRED TO BY NAME OR "THE OLDER PORTFOLIO"): The new Portfolio became operational on October 31, 2001. The older Portfolio became operational on August 5, 1994 under the original name Bridgeway Aggressive Growth Portfolio. The Fund's Board of Directors will close the older Portfolio to new investors at a level of assets well below $1 billion so that it would remain more nimble (that is, able to purchase and sell smaller stocks more quickly or at potentially more favorable prices than would otherwise be possible).

    The investment objective of both the new and old Portfolios is identical, but the execution of the strategy is different. For instance, the Adviser expects the new Portfolio to have a lower percentage of net assets invested in smaller stocks, have lower turnover (less frequent trading of securities), be slightly more tax efficient, and be somewhat less volatile. Ironically, the reverse could be true during the period of time that the newer Aggressive Investors Portfolio II has lower net assets. The older Portfolio will have "right of first refusal" to purchase small and mid-cap stocks for which there is relatively limited liquidity. This could put the new Portfolio at a disadvantage relative to the older Portfolio, and potential investors should not rely on the returns of the older Portfolio to evaluate future potential returns of the new Portfolio. In the long term, the Adviser expects the new Portfolio to have slightly lower volatility and lower average annual return, which could take years to demonstrate, or may never happen. There is no guarantee of favorable, or even positive returns with either Portfolio.

    PRINCIPAL RISK FACTORS: Shareholders of the Aggressive Investors Portfolio I are exposed to higher risk and could lose money over short or even long periods.

    Because the Portfolio invests in any size company and because there are a larger number of small companies, the Portfolio may bear the short-term risk (volatility) associated with small companies. The Portfolio may also exhibit higher volatility due to the use of aggressive investment techniques including futures, options, and leverage. These techniques may magnify the risk of loss in an unfavorable market environment.

    Individual short-sale positions can theoretically expose shareholders to unlimited loss, although the Adviser seeks to mitigate this potential loss by limiting a single short-sale position to 2.5% of net assets.

    The Portfolio sometimes invests in a smaller number of companies than many mutual funds. Based on the ending data from the last three fiscal years, the average number of companies in the Portfolio was 55.

    The top ten stocks have sometimes accounted for more than half of Portfolio net assets. It is not unusual for one or two stocks each to represent 10% or more of Portfolio holdings. This is called "focus," and will likely add to Portfolio volatility. It exposes the shareholder to company-specific risk, or the risk that bankruptcy of a single company will significantly affect total Portfolio return.

    WHO SHOULD INVEST: The Adviser believes that this Portfolio is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) of other investments. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

    PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Portfolio. The bar chart shows how the Portfolio's performance has varied from one year to another. The table shows how the Portfolio's average annual returns for various periods compare with those of stock market indexes of large and small companies. This information is based on past performance. It is not a prediction of future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                  [BAR CHART]

1995                27.05%
1996                32.20%
1997                18.27%
1998                19.28%
1999               120.61%
2000                13.58%

Return from 1/1/01 through 9/30/01 was _____%.

Best Quarter: Q4 99, +69.34% Worst Quarter: Q3 98, -23.28%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 6/30/01

FUND / INDEX                       1 YEAR              5 YEAR         SINCE INCEPTION (8/5/94)
------------                       ------              ------         ------------------------
Bridgeway Aggressive Growth         (9.40)%             29.53%                 30.40%

S&P 500 Index(1)                   (14.83)%             14.45%                 17.38%

Russell 2000 Index(2)                0.66%               9.62%                 12.94%

(1) The S&P 500 is an unmanaged index of large companies with dividends reinvested.

(2) The Russell 2000 is an unmanaged index of small companies with dividends reinvested. Past performance does not guarantee future results.

    FEES AND EXPENSES OF THE PORTFOLIO: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                        AGGRESSIVE INVESTORS I FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                         None
Sales Charge (Load) Imposed on Reinvested Dividends              None
Redemption Fees                                                  None
Exchange Fees                                                    None

ANNUAL OPERATING EXPENSES(1) (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
Management Fees                                                  1.60%
Distribution (12b-1) Fees(2)                                     0.00%
Other Expenses                                                   0.20%
                                                                 ----
  Total Operating Expenses                                       1.80%
Fee Waiver                                                       0.00%
                                                                 ====
  Net Expenses                                                   1.80%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) By contract, the Adviser pays all distribution (12b-1) fees.

    The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     AGGRESSIVE INVESTORS I EXPENSE EXAMPLE

                    1 Year         3 Years        5 Years        10 Years
                    ------         -------        -------        --------
Expenses             $189           $585           $1,006         $2,178
                     ----           ----           ------         ------

    FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the annual report. This report is available from Bridgeway upon request.

                        AGGRESSIVE INVESTORS PORTFOLIO I

                                               Year            Year            Year            Year            Year
                                               Ended           Ended           Ended           Ended           Ended
                                              6/30/01         6/30/00         6/30/99         6/30/98         6/30/97
                                            -----------     -----------     -----------     -----------     -----------
PER SHARE DATA
Net Asset Value, beginning of period        $     48.99     $     26.02     $     20.32     $     18.79     $     16.66
                                            -----------     -----------     -----------     -----------     -----------
Income (Loss) from investment operations
  Net Investment income (loss)                    (0.42)          (0.60)          (0.13)          (0.30)          (0.24)
  Net realized and unrealized gain (loss)         (4.21)          27.86            6.43            3.46            3.43
                                            ===========     ===========     ===========     ===========     ===========
    Total from investment operations              (4.63)          27.26            6.30            3.16            3.19
                                            ===========     ===========     ===========     ===========     ===========
Less distributions to shareholders
  Net investment income                            0.00            0.00            0.00            0.00            0.00
  Net realized gains                              (2.42)          (4.29)          (0.60)          (1.63)          (1.06)
                                            -----------     -----------     -----------     -----------     -----------
    Total distributions                           (2.42)          (4.29)          (0.60)          (1.63)          (1.06)
                                            -----------     -----------     -----------     -----------     -----------
Net asset value, end of period              $     41.94     $     48.99     $     26.02     $     20.32     $     18.79
                                            -----------     -----------     -----------     -----------     -----------

PORTFOLIO TOTAL RETURN                             (9.4)%         113.1%           33.4%           18.1%           19.9%

RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (in 000s)         $   257,396     $    44,902     $     9,510     $     6,852     $     3,420
Ratio to average net assets:
  Expenses after waivers and
    reimbursements                                 1.80%           2.00%           1.04%           2.00%           2.00%
  Expenses before waivers and
    reimbursements                                 1.80%           2.01%           1.04%           2.00%           2.77%
  Net investment income (loss) after
    waivers and reimbursements                    (0.95)%         (1.52)%         (0.65)%         (1.50)%         (1.40)%
Portfolio turnover rate                           109.6%          156.9%          211.0%          132.3%          138.9%

                      THE AGGRESSIVE INVESTORS PORTFOLIO II

    INVESTMENT OBJECTIVE: To exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The S&P 500 Index with dividends reinvested serves as a proxy for "stock market" in this objective.

    PRINCIPAL INVESTMENT STRATEGY: The Aggressive Investors Portfolio II invests in a diversified portfolio of common stocks of all size companies that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Adviser selects stocks for the Portfolio according to proprietary quantitative models that span various investment styles including both "growth" and "value." Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings. The Adviser seeks to achieve the Portfolio risk objective by investing in stocks which it believes have a lower probability of decline in the long term, though more volatile individually in the short term. The Portfolio may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a higher tax burden. The Portfolio may also use aggressive investment techniques such as:

o   leveraging (borrowing up to 50% of its assets from banks),

o purchasing and selling futures and options on individual stocks and stock indexes,

o   entering into short-sale transactions (up to 20% of assets),

o   investing up to 25% of assets in a single company,

o investing up to 10% of assets in foreign companies (currently only those which trade on American Exchanges), and

o short-term trading (buying and selling the same security in less than a three month timeframe).

    DIFFERENCES BETWEEN AGGRESSIVE INVESTORS PORTFOLIO II (REFERRED TO BY NAME OR "THE NEW PORTFOLIO") AND AGGRESSIVE INVESTORS PORTFOLIO I (REFERRED TO BY NAME OR "THE OLDER PORTFOLIO") : The new Portfolio became operational on October 31, 2001. The older Portfolio became operational on August 5, 1994 under the original name Bridgeway Aggressive Growth Portfolio. The Fund's Board of Directors will close the older Portfolio to new investors at a level of assets well below $1 billion so that it would remain more nimble (that is, able to purchase and sell smaller stocks more quickly or at potentially more favorable prices than would otherwise be possible).

    The investment objective of both the new and old Portfolios is identical, but the execution of the strategy is different. For instance, the Adviser expects the new Portfolio to have a lower percentage of net assets invested in smaller stocks, have lower turnover (less frequent trading of securities), be slightly more tax efficient, and be somewhat less volatile. Ironically, the reverse could be true during the period of time that the newer Aggressive Investors Portfolio II has lower net assets. The older Portfolio will have "right of first refusal" to purchase small and mid-cap stocks for which there is relatively limited liquidity. This could put the new Portfolio at a disadvantage relative to the older Portfolio, and potential investors should not rely on the returns of the older Portfolio to evaluate future potential returns of the new Portfolio. In the long term, the Adviser expects the new Portfolio to have slightly lower volatility and lower average annual return, which could take years to demonstrate, or may never happen. There is no guarantee of favorable, or even positive returns with either Portfolio.

    PRINCIPAL RISK FACTORS: Shareholders of the Aggressive Investors Portfolio II are exposed to higher risk and could lose money over short or even long periods.

    Because the Portfolio invests in any size company and because there are a larger number of small companies, the Portfolio may bear the short-term risk (volatility) associated with small companies. The Portfolio may also exhibit higher volatility due to the use of aggressive investment techniques including futures, options, and leverage. These techniques may magnify the risk of loss in an unfavorable market environment.

    Individual short-sale positions can theoretically expose shareholders to unlimited loss, although the Adviser seeks to mitigate this potential loss by limiting a single short-sale position to 2.5% of net assets.

    The Portfolio sometimes invests in a smaller number of companies than many mutual funds. It would not be unusual for one or two stocks each to represent 10% or more of Portfolio holdings. This is called "focus," and will likely add to Portfolio volatility. It exposes the shareholder to company-specific risk, or the risk that bankruptcy of a single company will significantly affect total Portfolio return.

    WHO SHOULD INVEST: The Adviser believes that this Portfolio is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) of other investments. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

    PERFORMANCE: No performance chart or table appears in this section since the Portfolio is new.

    FEES AND EXPENSES OF THE PORTFOLIO: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                        AGGRESSIVE INVESTORS II FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                                   None
Sales Charge (Load) Imposed on Reinvested Dividends                        None
Redemption Fees                                                            None
Exchange Fees                                                              None

ANNUAL OPERATING EXPENSES(1) (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
Management Fees                                                            0.90%
Distribution (12b-1) Fees(2)                                               0.00%
Other Expenses                                                             1.10%
                                                                          -----
  Total Operating Expenses                                                 2.00%
Fee Waiver(3)                                                             (0.10)%
                                                                          =====
  Net Expenses                                                             1.90%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) By contract, the Adviser pays all distribution (12b-1) fees.

(3) Based on estimated amounts for the new portfolio. The Adviser is contractually obligated to reimburse expenses, if necessary, to ensure net expenses do not exceed 1.90%. This management contract expires June 30, 2002. Any change to this Fund policy would require a vote by shareholders.

    The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     AGGRESSIVE INVESTORS II EXPENSE EXAMPLE

                                   1 Year         3 Years
                                   ------         -------
Expenses                           $  200          $  638
                                    -----          ------

                        THE ULTRA-SMALL COMPANY PORTFOLIO

    INVESTMENT OBJECTIVE: To provide a long-term total return of capital, primarily through capital appreciation.

    PRINCIPAL INVESTMENT STRATEGY: The Ultra-Small Company Portfolio invests in a diversified portfolio of common stocks of ultra-small companies. "Ultra-small companies" have a market capitalization the size of the smallest 10% of companies listed on the New York Stock Exchange. On June 30, 2001, this group included stocks with a market capitalization of less than $104 million. The majority of stocks in this Portfolio are listed on NASDAQ rather than the New York Stock Exchange. The Adviser selects stocks for the Portfolio according to proprietary quantitative models that span various investment styles, including both "growth" and "value," but the overall portfolio has a strong value bias. Value stocks are those priced cheaply, relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings. The Portfolio may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a higher tax burden.

    PORTFOLIO CLOSING COMMITMENT: The Portfolio is closed to new investors. It will remain closed to new investors unless net assets drop below $27.5 million and the Fund's Board of Directors votes to reopen the Portfolio. The Portfolio will be closed even to current shareholders when assets exceed $55 million. The Board of Directors may consider closing the Portfolio at the end of its fiscal year on June 30, 2002. This size limitation should keep the Portfolio more "nimble" in the marketplace, enabling the Adviser to purchase and sell stocks more quickly than would otherwise be possible.

                                   TRANSLATION

                              What are Ultra-Small
                                   Companies?

    Ultra-Small Companies are those the size of the smallest 10% of companies listed on the New York Stock Exchange. Compared to the size companies in which most other mutual funds invest, ultra-small companies are spectacularly small. They are smaller than micro-cap and exhibit greater short-term risk. Companies this size typically have 20 to 2000 employees, produce revenues of $10 to $500 million annually, and may be known for just one product or service.

    PRINCIPAL RISK FACTORS: The market price of ultra-small company shares typically exhibit much greater volatility than large company shares and significantly greater volatility than small-company shares. Therefore, shareholders of this Portfolio are exposed to higher risk and could lose money over short or even long periods.

    Ultra-small companies may:

o have limited resources for expanding or surviving in a newly competitive environment,

o   lack depth of management,

o   have a limited product line, and

o be more sensitive to economic downturns than companies with large capitalizations.

    The Portfolio is also subject to the risk that ultra-small company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

    WHO SHOULD INVEST: The Portfolio is closed to new investors. For current shareholders, the Adviser believes that this Portfolio is appropriate as a longterm investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) for a portfolio consisting primarily of large stocks. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

    PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Portfolio. The bar chart shows how the Portfolio's performance has varied from one year to another. The table shows how the Portfolio's average annual returns for various periods compare with those of a securities market index of similar size companies. This information is based on past performance. It is not a prediction of future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                  [BAR CHART]

1995                39.84%
1996                29.74%
1997                38.00%
1998               (13.11)%
1999                40.41%
2000                 4.75%

Return from 1/1/01 through 9/30/01 was ____%.

Best Quarter: Q4 99, +34.46% Worst Quarter: Q3 98, -27.21%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 6/30/01

FUND / INDEX                            1 YEAR         5 YEAR         SINCE INCEPTION (8/5/94)
------------                            ------         ------         ------------------------
Bridgeway Ultra-Small Company           25.01%         18.19%                   21.73%

CRSP Cap-Based Portfolio 10 Index(1)     1.99%          8.39%                   12.77%

(1) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2,062 ultra-small companies compiled by the Center for Research in Security Prices, with dividends reinvested. Past performance does not guarantee future results.

    FEES AND EXPENSES OF THE PORTFOLIO: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                     ULTRA-SMALL COMPANY PORTFOLIO FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                                   None
Sales Charge (Load) Imposed on Reinvested Dividends                        None
Redemption Fees                                                            None
Exchange Fees                                                              None

ANNUAL OPERATING EXPENSES(1) (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees                                                            1.09%
Distribution (12b-1) Fees(2)                                               0.00%
Other Expenses                                                             0.52%
                                                                           ====
  Total Operating Expenses                                                 1.61%
Fee Waiver                                                                 0.00%
                                                                           ====
  Net Expenses                                                             1.61%

(1) All figures in this table are expressed as a percentage of total net assets.

(2) By contract, the Adviser pays all distribution (12b-1) fees.

    The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  ULTRA-SMALL COMPANY PORTFOLIO EXPENSE EXAMPLE

                    1 Year         3 Years        5 Years        10 Years
                    ------         -------        -------        --------
Expenses            $  169         $   524        $   903        $  1,966
                     -----          ------         ------         -------

FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the annual report, which is available from Bridgeway upon request.

                          ULTRA-SMALL COMPANY PORTFOLIO

                                               Year            Year            Year            Year            Year
                                               Ended           Ended           Ended           Ended           Ended
                                              6/30/01         6/30/00         6/30/99         6/30/98         6/30/97
                                            -----------     -----------     -----------     -----------     -----------
PER SHARE DATA
Net Asset Value, beginning of period        $     21.59     $     14.91     $     22.52     $     20.62     $     16.68
                                            -----------     -----------     -----------     -----------     -----------
Income (Loss) from investment
  operations
  Net Investment income (loss)                    (0.22)          (0.26)          (0.28)          (0.34)          (0.24)
  Net realized and unrealized gain (loss)          5.62            6.94           (3.77)           4.03            4.50
                                            -----------     -----------     -----------     -----------     -----------
    Total from investment operations               5.40            6.68           (4.05)           3.69            4.26
                                            ===========     ===========     ===========     ===========     ===========
Less distributions to shareholders
  Net investment income                            0.00            0.00            0.00            0.00            0.00
  Net realized gains                               0.00            0.00           (3.56)          (1.79)          (0.32)
                                            ===========     ===========     ===========     ===========     ===========
    Total distributions                            0.00            0.00           (3.56)          (1.79)          (0.32)
                                            ===========     ===========     ===========     ===========     ===========
Net asset value, end of period              $     26.99     $     21.59     $     14.91     $     22.52     $     20.62
                                            ===========     ===========     ===========     ===========     ===========

PORTFOLIO TOTAL RETURN                             25.0%           44.8%          (14.6)%          18.4%           26.0%

RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (in 000s)         $    51,764     $    41,959     $    32,648     $    46,257     $    30,070
Ratio to average net assets:
  Expenses after waivers and
    reimbursements                                 1.61%           1.85%           2.00%           1.67%           1.67%
  Expenses before waivers and
    reimbursements                                 1.61%           1.85%           2.26%           1.67%           1.87%
  Net investment income (loss) after
    waivers and reimbursements                    (0.93)%         (1.36)%         (1.82)%         (1.42)%         (1.37)%
Portfolio turnover rate                            57.0%           65.4%           80.4%          103.4%           56.2%
                                            ===========     ===========     ===========     ===========     ===========

                           THE ULTRA-SMALL COMPANY TAX
                               ADVANTAGE PORTFOLIO

    INVESTMENT OBJECTIVE: To provide a long-term total return of capital, primarily through capital appreciation.

    PRINCIPAL INVESTMENT STRATEGY: The Adviser seeks to achieve this objective by approximating the total return of the Cap-Based Portfolio 10 Index (the "Index") published by the University of Chicago's Center for Research in Security Prices over longer time periods. The Ultra-Small Company Tax Advantage Portfolio invests exclusively, at the time of purchase, in the Index stocks listed on the New York and American Stock exchanges and the NASDAQ National Market. However, the majority of Index and Portfolio stocks are traded on NASDAQ. In choosing stocks for the Portfolio, the Adviser seeks to match the weighting of market capitalization, sector representation, and financial characteristics of the full Index of stocks. Ultra-small companies have a market capitalization the size of the smallest 10% of companies listed on the New York Stock Exchange. On June 30, 2001, this group included stocks with a market capitalization up to $104 million. They are approximately one-tenth the size of companies in the widely quoted Russell 2000 Index of small companies. The Adviser also seeks to minimize the distribution of capital gains, within the constraints of the investment objective and ultra-small company focus.

                                   TRANSLATION

                              What are Ultra-Small
                                   Companies?

    Ultra-Small Companies are those the size of the smallest 10% of companies listed on the New York Stock Exchange. Compared to the size companies in which most other mutual funds invest, ultrasmall companies are spectacularly small. They are smaller than micro-cap and exhibit greater short-term risk. Companies this size typically have 20 to 2000 employees, produce revenues of $10 to $500 million annually, and may be known for just one product or service.

    PRINCIPAL RISK FACTORS: The market price of ultra-small company shares typically exhibit much greater volatility than large company shares and significantly greater volatility than small-company shares. Therefore, shareholders of this Portfolio are exposed to higher risk and could lose money over short or even long periods.

    Ultra-small companies may:

o have limited resources for expanding or surviving in a newly competitive environment,

o   lack depth of management,

o   have a limited product line, and

o be more sensitive to economic downturns than companies with large capitalizations.

    The Portfolio is also subject to the risk that ultra-small company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

    Apart from the risk inherent in investing in ultra-small companies, there is a risk that the Portfolio total return may underperform the total return of the Index that the Portfolio seeks to approximate. The actual return of this Portfolio could be lower than the Index for three reasons:

o   operating expenses cut into returns,

o   transaction costs reduce returns, and

o   the Portfolio does not own all 2000+ companies that comprise the index.

    WHO SHOULD INVEST: The Adviser believes that this Portfolio is appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) for a portfolio consisting primarily of large stocks. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

    PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Portfolio. The bar chart shows how the Portfolio's performance has varied from the one year to another. The table shows how the Portfolio's average annual returns for various periods compare with those of a securities market index of similar sized companies. This information is based on past performance. It is not a prediction of future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                  [BAR CHART]

1997
1998           (1.81)%
1999           31.49%
2000            0.67%

Return from 1/1/01 through 9/30/01 was ____%.

Best Quarter: Q4 99, +24.86% Worst Quarter: Q3 98, -22.85%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 6/30/01

FUND / INDEX                            1 YEAR         SINCE INCEPTION (7/31/97)
------------                            ------         -------------------------
Bridgeway Ultra-Small Company
  Tax Advantage Portfolio                9.79%                  10.03%

CRSP Cap-Based Portfolio 10 Index(1)     1.99%                   3.72%

(1) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2,062 ultra-small companies compiled by the Center for Research in Security Prices, with dividends reinvested. Past performance does not guarantee future results.

    FEES AND EXPENSES OF THE PORTFOLIO: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

            ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO FEE TABLE(1)

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                                   None
Sales Charge (Load) Imposed on Reinvested Dividends                        None
Redemption Fees(2)                                                         0.00%
Exchange Fees                                                              None

ANNUAL OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
Management Fees                                                            0.50%
Distribution (12b-1) Fees(3)                                               0.00%
Other Expenses                                                             1.11%
                                                                          =====
  Total Operating Expenses                                                 1.61%
Less Waiver and Expense Reimbursement(4)                                  (0.86)%
                                                                          =====
  Net Expenses                                                             0.75%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) There were no redemption reimbursement fees charged in the most recent fiscal year; however, a 2% redemption reimbursement fee may be charged for redemptions as determined by the Board in a down market.

(3) By contract, the Adviser pays all distribution (12b-1) fees.

(4) The Adviser is contractually obligated to reimburse expenses, if necessary, to ensure net expenses do not exceed 0.75%. This management contract expires June 30, 2002. Any change to this Fund policy would require a vote by shareholders.

    The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO EXPENSE EXAMPLE

                    1 Year         3 Years        5 Years        10 Years
                    ------         -------        -------        --------
Expenses            $   79         $   437        $   819        $  1,891
                     -----          ------         ------         -------

    FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the annual report, which is available from Bridgeway upon request.

                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO

                                                Year              Year              Year           7/31/97(a)
                                                Ended             Ended             Ended              to
                                               6/30/01           6/30/00           6/30/99           6/30/98
                                            -------------     -------------     -------------     -------------
PER SHARE DATA
Net Asset Value, beginning of period        $        6.62     $        4.96     $        5.69     $        5.00
                                            =============     =============     =============     =============
Income (Loss) from investment
  Operations
  Net Investment income (loss)                       0.05              0.03             (0.02)            (0.02)
                                            =============     =============     =============     =============
  Net realized and unrealized gain (loss)            0.59              1.63             (0.71)             0.71
                                            =============     =============     =============     =============
    Total from investment operations                 0.64              1.66             (0.73)             0.69
                                            =============     =============     =============     =============
Less distributions to shareholders
  Net investment income                             (0.04)             0.00              0.00              0.00
  Net realized gains                                 0.00              0.00              0.00              0.00
                                            =============     =============     =============     =============
    Total distributions                             (0.04)             0.00              0.00              0.00
                                            =============     =============     =============     =============
Net asset value, end of period              $        7.22     $        6.62     $        4.96     $        5.69
                                            =============     =============     =============     =============

TOTAL RETURN                                          9.8%             33.5%            (12.8)%            13.8%(b)

RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (in 000s)         $       9,078     $       2,386     $       1,586     $       1,529
Ratio to average net assets:
  Expenses after waivers and
    reimbursements                                   0.75%             0.75%             0.75%             0.75%(b)
  Expenses before waivers and
    reimbursements                                   1.61%             1.94%             2.43%             1.74%(b)
  Net investment income (loss) after
    waivers and reimbursements                       0.77%            (0.53)%           (0.51)%           (0.38)%(b)
Portfolio turnover rate                             215.0%             39.5%             48.3%             61.7%(b)

(a) July 31, 1997 was the commencement of operations.

(b) Not annualized for periods less than a year.

    ULTRA-SMALL COMPANY TAX ADVANTAGE REDEMPTION REIMBURSEMENT FEE: This portfolio is best suited for investors who intend to be long-term shareholders. Shareholders who redeem frequently or in the height of a market downturn increase costs for the remaining shareholders. Consequently, the Fund Board of Directors reserves the right to impose a redemption reimbursement fee during a down market. Specifically, the Board of Directors may impose a 2% redemption reimbursement fee any time the S&P 500 Index (without dividends reinvested) has declined more than 5% cumulatively over the previous 5 trading days. This fee accrues to the Portfolio itself, not to the Adviser.

                         THE MICRO-CAP LIMITED PORTFOLIO

    INVESTMENT OBJECTIVE: To provide a long-term total return of capital, primarily through capital appreciation.

    PRINCIPAL INVESTMENT STRATEGY: The Micro-Cap Limited Portfolio invests in a diversified portfolio of common stocks of micro-cap companies. "Micro-cap" companies are those with a market capitalization the size of the second smallest 10% of those listed on the New York Stock Exchange. On June 30, 2001, this group included stocks with a market capitalization between $104 and $269 million. The majority of stocks in this Portfolio are listed on NASDAQ rather than the New York Stock Exchange. The Adviser selects stocks for the Portfolio according to proprietary quantitative models that span various investment styles, including both "growth" and "value." Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings. The Portfolio may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a higher tax burden.

    PORTFOLIO CLOSING COMMITMENT: The Portfolio is closed to new investors. It will remain closed to new investors unless net assets drop below $27.5 million and the Fund's Board of Directors votes to reopen the Portfolio. The Portfolio will be closed even to current shareholders when assets exceed $55 million. This feature is crucial to the Portfolio's "focus" of investing in a smaller number of companies. Closing at a very low level of assets should also keep the Portfolio more "nimble," enabling the Adviser to purchase and sell micro-cap stocks more quickly than would otherwise be possible.

                                   TRANSLATION

                               What are Micro-Cap
                                   Companies?

    Micro-cap companies are those with a market capitalization (market size) equal to second smallest 10% of the New York Stock Exchange. Compared to the size companies in which most other mutual funds invest, micro-cap companies are very small. They are smaller than smallcap but larger than ultra-small. Companies this size typically have 100 to 3500 employees, produce revenues of $100 million to $1 billion annually, and may be known for just one product or service.

    PRINCIPAL RISK FACTORS: The market price of Micro-Cap Limited shares typically exhibit much greater volatility (risk) than large company shares. In addition, the Portfolio is focused on a smaller number of companies; this will also likely add to Portfolio volatility. Therefore, shareholders of this Portfolio are exposed to higher risk and could lose money over short or even long periods.

    Micro-cap companies may:

o have limited resources for expanding or surviving in a newly competitive environment,

o   lack depth of management,

o   have a limited product line, and

o be more sensitive to economic downturns than companies with large capitalizations.

    The Portfolio is also subject to the risk that micro-cap company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

    WHO SHOULD INVEST: The Portfolio is closed to new investors. For current shareholders, the Adviser believes that this Portfolio is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) to a portfolio consisting primarily of large stocks. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

    PERFORMANCE: The bar chart below shows the Portfolio's performance for the first two full calendar years since inception. However, in future years multiple bars will provide an indication of Portfolio risk. The table below the chart shows how the Portfolio's average annual returns for one year and since inception compare with those of a broad-based stock market index. This information is based on past performance. It is not a prediction of future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                  [BAR CHART]

1997
1998
1999           49.55%
2000            6.02%

Return from 1/1/01 through 9/30/01 was ____%.

Best Quarter: Q4 98, +41.58% Worst Quarter: Q3 98, -24.00%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 6/30/01

FUND / INDEX                                 1 YEAR         SINCE INCEPTION (7/1/98)
------------                                 ------         ------------------------
Bridgeway Micro-Cap Limited                  33.64%                   29.96%

CRSP Cap-Based Portfolio 9 Index(1)           3.86%                   10.04%

(1) The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 772 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested. Past performance does not guarantee future results.

    FEES AND EXPENSES OF THE PORTFOLIO: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                           MICRO-CAP LIMITED FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                                   None
Sales Charge (Load) Imposed on Reinvested Dividends                        None
Redemption Fees                                                            None
Exchange Fees                                                              None

ANNUAL OPERATING EXPENSES(1) (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
Management Fees                                                            1.60%
Distribution (12b-1) Fees(2)                                               0.00%
Other Expenses                                                             0.49%
                                                                           ----
  Total Operating Expenses                                                 2.09%
Fee Waiver(3)                                                              0.19%
                                                                           ====
  Net Expenses                                                             1.90%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) By contract, the Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated to reimburse expenses, if necessary, to ensure net expenses do not exceed 1.90%. This management contract expires June 30, 2002. Any change to this Fund policy would require a vote by shareholders.

    The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        MICRO-CAP LIMITED EXPENSE EXAMPLE

                    1 Year         3 Years        5 Years        10 Years
                    ------         -------        -------        --------
Expenses             $200            $658          $1,142         $2,478
                     ----            ----          ------         ------

FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the annual report. This report is available from Bridgeway upon request.

                           MICRO-CAP LIMITED PORTFOLIO

                                                  Year              Year              Year            6/22/98(a)
                                                  Ended             Ended             Ended              to
                                                 6/30/01           6/30/00           6/30/99          6/30/98(b)
                                              -------------     -------------     -------------     -------------
PER SHARE DATA
  Net Asset Value, beginning of period        $        7.86     $        6.38     $        5.00     $        5.00
                                              -------------     -------------     -------------     -------------
  Income (Loss) from investment
    operations
    Net Investment income (loss)                      (0.05)            (0.09)            (0.06)             0.00
    Net realized and unrealized gain (loss)            2.53              1.87              1.44              0.00
                                              -------------     -------------     -------------     -------------
      Total from investment operations                 2.48              1.78              1.38              0.00
                                              =============     =============     =============     =============
  Less distributions to shareholders
    Net investment income                              0.00              0.00              0.00              0.00
    Net realized gains                                (0.42)            (0.30)             0.00              0.00
                                              =============     =============     =============     =============
      Total distributions                             (0.42)            (0.30)             0.00              0.00
                                              -------------     -------------     -------------     -------------
  Net asset value, end of period              $        9.92     $        7.86     $        6.38     $        5.00
                                              -------------     -------------     -------------     -------------

TOTAL RETURN                                           33.6%             28.7%             27.6%              0.0%

RATIOS & SUPPLEMENTAL DATA
  Net assets, end of period (in 000s)         $      51,451     $      24,773     $      13,932     $       9,071
  Ratio to average net assets:
    Expenses after waivers and
      reimbursements                                   1.90%             1.90%             1.54%             0.00%
    Expenses before waivers and
      reimbursements                                   2.09%             2.36%             1.54%             0.00%
    Net investment income (loss) after
      waivers and reimbursements                      (0.62)%           (1.25)%           (1.20)%            0.00%
Portfolio turnover rate                                74.3%             86.7%            117.0%             0.00%

(a) June 22, 1998 was initial offering.

(b) June 30,1998 was commencement of operations.

                       THE ULTRA-LARGE 35 INDEX PORTFOLIO

    INVESTMENT OBJECTIVE: To provide a longterm total return of capital, primarily through capital appreciation, but also some income.

    PRINCIPAL INVESTMENT STRATEGY: The Adviser seeks to achieve this objective by approximating the total return of the Bridgeway Ultra-Large 35 Index (the "Index") while minimizing the distribution of capital gains and minimizing costs. The Portfolio invests in the stocks that comprise the Index and seeks to approximate the Index composition and weighting. Similar to other index funds, the actual return of this Portfolio will likely underperform the Bridgeway Ultra-Large 35 Index long-term by an amount similar to the Portfolio expenses and transaction costs. The Adviser intends to minimize this difference or "tracking error" by carefully managing costs, reimbursing expenses over 0.15% annually, keeping Portfolio turnover and transaction expenses low, strongly discouraging market timers and short-term traders from investing in the Portfolio, and by the potential imposition of a redemption fee in a market downturn.

    The income objective of this Portfolio, which is a secondary objective, is achieved almost exclusively from dividends paid by Portfolio companies. However, not all the Index companies pay dividends.

                                   TRANSLATION

                         What is an Ultra-Large Company?

    Bridgeway denotes "ultra-large" as the largest 150 U.S. companies as defined by market capitalization. At the time of Index rebalancing in early 1999, the Index included all 23 of the largest U.S. companies, except one tobacco company.

                                   TRANSLATION

                              What Are the "Active"
                            35 Ultra-Large Companies
                                  in the Index?

AOL Time Warner
American Int'l Group
AT&T
Bankamerica
Bell Atlantic
Bristol Myers Squibb
Chevron
Cisco Systems
Citigroup
Coca-Cola
Dell Computer
Dupont
Exxon/Mobil
Federal Nat'l Mortgage
Ford
General Electric
General Motors
Hewlett Packard
Home Depot
Intel
IBM
Johnson & Johnson
Lucent Technologies
McDonalds
Merck
Microsoft
Motorola
Oracle
Pfizer
SBC Communications
Procter & Gamble
United Parcel Services
Wal-Mart
Walt Disney
Worldcom

    INDEX COMPOSITION: Thirty-five of the largest U.S. companies make up the vast majority of this index, after excluding a tobacco company and ensuring reasonable industry diversification. These companies are huge, "blue-chip," wellknown names. As of 6/30/01, Index companies ranged from $21 to $600 billion in market capitalization (market size). Companies which are "spun off" from another Index company are typically held in the Index at least 6 months. As of 6/30/01, MCI Group represented the only such Index company and it makes up less than 1% of the Portfolio.

    The Ultra-Large 35 Index is compiled by Bridgeway Capital Management, Inc. with taxable accounts in mind. The Index company composition is rebalanced every two or three years rather than annually. This keeps Index "turnover" lower than most other market indexes.

    PRINCIPAL RISK FACTORS: Shareholders of this Portfolio are exposed to significant stock market related risk (volatility) and could lose money over short or even long periods.

    While large companies tend to exhibit less price volatility than small stocks, historically they have not recovered as fast from a market decline. Consequently, this Portfolio may expose shareholders to higher inflation risk (the risk that the Portfolio value will not keep up with inflation) than some other stock market investments.

    The Portfolio is also subject to the risk that ultra-large company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last five years or more.

    While ultra-large stocks have historically been less volatile than other stocks, the Adviser has expressed some concern that recent ultra-large company valuations may represent a special risk for this Portfolio.

    WHO SHOULD INVEST: The Adviser believes that this Portfolio is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who want to invest in large U.S. companies, incur low costs, and minimize their own taxable capital gains income. Due to the low cost nature of the Portfolio, it may also be appropriate for long-term investors in tax deferred accounts, such as IRAs. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

    PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Portfolio. The bar chart shows how the Portfolio's performance has varied from one year to another. The table shows how the Portfolio's average annual returns for various periods compare with those of a securities market index of similar sized companies. This information is based on past performance. It is not a prediction of future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                  [BAR CHART]

1997
1998                39.11%
1999                30.34%
2000               (15.12)%

Return from 1/1/01 through 9/30/01 was ____%.

Best Quarter: Q4 98, +25.33% Worst Quarter: Q4 00, -9.99%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 6/30/01

FUND / INDEX                                 1 YEAR         SINCE INCEPTION (7/31/97)
------------                                 ------         -------------------------
Bridgeway Ultra-Large 35 Index               (16.61)%                10.57%

S & P 500 Index(1)                           (14.83)%                 7.99%

(1) The S&P 500 is an index of large companies, with dividends reinvested. Past performance does not guarantee future results.

FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                        ULTRA-LARGE 35 INDEX FEE TABLE(1)

SHAREHOLDER FEES (LOADS)
Sales Charge (Load) Imposed on Purchases                                   None
Sales Charge (Load) Imposed on Reinvested Dividends                        None
Redemption Fees(2)                                                         0.00%
Exchange Fees                                                              None

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees                                                            0.08%
Distribution (12b-1) Fees(3)                                               0.00%
Other Expenses                                                             0.60%
                                                                           ----
  Total Operating Expenses                                                 0.68%
Fee Waiver and Expense Reimbursement(4)                                    0.53%
                                                                           ====
  Net Expenses                                                             0.15%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) There were no redemption reimbursement fees charged in the most recent fiscal year; however, a 1% redemption reimbursement fee may be charged for redemptions as determined by the Board in a down market.

(3) By contract, the Adviser pays all distribution (12b-1) fees.

(4) The Adviser is contractually obligated to reimburse expenses, if necessary, to ensure net expenses do not exceed 0.15%. This management contract expires June 30, 2002. Any change to this Fund policy would require a vote by shareholders.

    The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      ULTRA-LARGE 35 INDEX EXPENSE EXAMPLE

                    1 Year         3 Years        5 Years        10 Years
Expenses             $ 16            $169           $335           $817
                     ----            ----           ----           ----

FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the annual report, which is available from Bridgeway upon request.

                         ULTRA-LARGE 35 INDEX PORTFOLIO

                                                  Year              Year              Year            7/31/97(a)
                                                  Ended             Ended             Ended               to
                                                 6/30/01           6/30/00           6/30/99           6/30/98
                                              -------------     -------------     -------------     -------------
PER SHARE DATA
Net Asset Value, beginning of period          $        8.77     $        7.91     $        6.10     $        5.00
                                              -------------     -------------     -------------     -------------
  Income (Loss) from investment operations
    Net Investment income (loss)                       0.09              0.08              0.07              0.07
    Net realized and unrealized gain (loss)           (1.54)             0.85              1.77              1.03
                                              =============     =============     =============     =============
      Total from investment operations                (1.45)             0.93              1.84              1.10
                                              =============     =============     =============     =============
  Less distributions to shareholders
    Net investment income                             (0.09)            (0.07)            (0.03)             0.00
    Net realized gains                                 0.00              0.00              0.00              0.00
                                              =============     =============     =============     =============
      Total distributions                             (0.09)            (0.07)            (0.03)             0.00
                                              =============     =============     =============     =============
  Net asset value, end of period              $        7.23     $        8.77     $        7.91     $        6.10
                                              =============     =============     =============     =============

PORTFOLIO TOTAL RETURN                                (16.6)%            11.7%             30.3%             22.0%(b)

RATIOS & SUPPLEMENTAL DATA
  Net assets, end of period (in 000s)         $       5,975     $       7,365     $       4,528     $         386
  Ratio to average net assets:
    Expenses after waivers and
      reimbursements                                   0.15%             0.15%             0.15%             0.15%(b)
    Expenses before waivers and
      reimbursements                                   0.68%             0.47%             0.90%             9.73%(b)
    Net investment income (loss) after
      waivers and reimbursements                       1.15%             0.98%             1.06%             1.47%(b)
Portfolio turnover rate                                24.0%             25.9%             16.6%             64.3%(b)

(a) July 31,1997 was the commencement of operations.

(b) Not annualized for periods less than a year.

    ULTRA-LARGE 35 INDEX REDEMPTION REIMBURSEMENT FEE: This portfolio is best suited for investors who intend to be long-term shareholders. Shareholders who redeem frequently or in the height of a market downturn increase costs for the remaining shareholders. Consequently, the Fund Board of Directors reserves the right to impose a redemption reimbursement fee during a down market. Specifically, the Board of Directors may impose a 1% redemption reimbursement fee any time the S&P 500 Index (without dividends reinvested) has declined more than 5% cumulatively over the previous 5 trading days. This fee accrues to the Fund itself, not to the Adviser.

                             THE BALANCED PORTFOLIO

    INVESTMENT OBJECTIVE: To provide a high current return with short-term risk less than or equal to 40% of the stock market.

                                   TRANSLATION

                           What is "short-term risk?"

    As it applies to the investment objective, short-term risk is both "market risk" (or "beta") and "downside risk." A portfolio beta of 40% means that when the stock market declines, for example, 10%, one would expect an average corresponding decrease of 4% in the portfolio. "Downside risk," is independent of the timing of stock market moves. A "downside risk" of 40% means that the total of all negative monthly portfolio returns would be four-tenths the magnitude of all negative monthly stock market returns, although the timing of these declines could vary. For purposes of risk measurement, the S&P 500 Index serves as a proxy for the stock market.

    PRINCIPAL INVESTMENT STRATEGY: The Balanced Portfolio uses two main strategies. The first is option writing, a strategy in which one sells covered calls or secured put options. Up to 75% of Portfolio assets may be invested in option writing. In most market environments, covered calls and secured puts afford the investor some "cushion" against a stock market decline, but more limited appreciation potential in a stock market rise. The Portfolio may invest in common stocks and write options on any size companies on which options are traded on a national securities exchange. The Adviser selects stocks for the Portfolio according to proprietary quantitative models that span various investment styles including both "growth" and "value." Growth stocks have faster increasing sales and earnings. Value stocks are those priced cheaply relative to some financial measures of worth. The Adviser may also select stocks and options according to a more passive strategy, including investing in stock market index futures and options. The Portfolio will write options in the amounts the Adviser believes is appropriate in achieving its investment objective.

                                   TRANSLATION

                           What are covered calls and
                                  secured puts?

    Relative to owning stocks, covered calls or secured puts generally have significantly more limited upside and somewhat more limited downside exposure to stock market movements. A call is a contract to purchase a set number of shares of a stock on a certain future date at a specified price. The Portfolio will sell a call only on a stock that the Portfolio owns. This is called a "covered" call. A put is a contract to sell a set number of shares of a stock (called the "underlying stock") on a certain future date at a specified price. A "secured put" indicates that the Portfolio owns cash or cash equivalents equal to the value of the underlying stock; holding this cash is a way of limiting the risk and the magnification of risk inherent in options.

    The second main strategy is fixed-income investments. In most market environments, at least 25% of the Portfolio's total assets will be invested in fixed income securities: U.S. government obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obligations (CMOs), and/or other fixed-income instruments. The proportions and durations held in the various fixed-income securities may be revised in light of the Adviser's appraisal of the relative yields of securities in the various market sectors, the investment prospects for issuers, and other considerations. In selecting fixed-income securities, the Adviser may consider many factors, including yield to maturity, quality, liquidity, current yield, and capital appreciation potential. In the first year of the Portfolio, the Adviser may limit fixed income investments to U.S. government securities.

    To summarize, selling covered call and secured put options reduces the Portfolio's volatility and provides some cash flow, which is the Portfolio's primary source of return. The combination of stock and fixed income investments and the steady cash flow from the sale of call and put options is designed to provide the Portfolio with more stable returns over a wide range of fixed income and equity market environments.

                                   TRANSLATION

                         How does this Portfolio compare
                          to most bond funds and other
                                 balanced funds?

    Historically, two types of mutual funds have had volatility comparable to that targeted by this Portfolio - bond funds and balanced funds (those blending stocks, bonds, and cash). With a minority of its assets in intermediate and long-term bonds, this Portfolio should be significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor strongly present in most bond funds. The Portfolio's option writing strategy, on the other hand, limits the volatility inherent in the stock investments of most balanced funds. The Adviser seeks to keep a higher portion of the returns historically associated with stocks over longer periods with a level of short-term risk more commonly associated with bond funds. Thus, the Portfolio seeks to provide an efficient trade-off between short-term risk and return.

    PRINCIPAL RISK FACTORS: The Portfolio's stock holdings are subject to market risk, the risk of a stock market decline. Stock prices may decline over short or even extended periods of time. The protective qualities inherent in option writing are partial. Also, the Adviser may not always write options on the full number of shares of stock it owns, exposing the Portfolio to the full market risk of these shares.

    Another important risk is that the individual stocks in the Portfolio may not perform as well as expected.

    The Portfolio invests in companies of any size for which exchange-traded options are available. Small companies are more vulnerable to financial and other risks than larger companies.

    The Portfolio's fixed income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance a bond issuer will fail to pay interest and principle. Prepayment risk is the chance a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower-paying yield.

    In addition to not fully protecting the Portfolio from a stock market decline, the option writing strategy limits the upside profit potential normally associated with stocks. Options are also inherently more complex, requiring a higher level of training for the portfolio manager and support personnel. In summary, the Portfolio could experience a loss in the stock, option, and fixed income portions of its holdings at the same time. Thus, the value of your investment in the Portfolio may go up or down, which means that you could lose money.

                                  TRANSLATION:

                       How can a covered call lose value?

    A covered call position will result in a loss on its expiration date if the underlying stock price has fallen since the purchase by an amount greater than the price for which the option was sold. Thus, the Portfolio's option strategies may not fully protect it against declines in the value of its stocks.

    WHO SHOULD INVEST: The Adviser believes that this Portfolio is appropriate as a mid- to long-term investment (at least three years or more) for conservative investors who are willing to accept some stock market risk. It may also be appropriate as a diversifier to a long-term portfolio comprised of stocks, bonds, and other investments. It is not an appropriate investment for short-term investors or those who would panic during a major market correction.

    PERFORMANCE: No performance chart or table appears in this section since the Portfolio is new.

    FEES AND EXPENSES OF THE PORTFOLIO: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                          BALANCED PORTFOLIO FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                                   None
Sales Charge (Load) Imposed on Reinvested Dividends                        None
Redemption Fees                                                            None
Exchange Fees                                                              None

ANNUAL OPERATING EXPENSES(1) (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
Management Fees                                                            0.60%
Distribution (12b-1) Fees(2)                                               0.00%
Other Expenses(3)                                                          0.54%
                                                                          =====
  Total Operating Expenses                                                 1.14%
Fee Waiver(3)                                                             (0.20)%
                                                                          =====
  Net Expenses                                                             0.94%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) By contract, the Adviser pays all distribution (12b-1) fees.

(3) Based on estimated amounts for the new portfolio. The Adviser is contractually obligated to reimburse expenses, if necessary, to ensure net expenses do not exceed 0.94%. This management contract expires June 30, 2002. Any change to this Fund policy would require a vote by shareholders.

    The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       BALANCED PORTFOLIO EXPENSE EXAMPLE

                    1 Year         3 Years
                    ------         -------
Expenses            $  104         $   358

MANAGEMENT OF THE FUND

    The Fund's Board of Directors oversees the Fund management, decides on matters of general policy, and reviews the activities of the Fund's Adviser. The Board also makes decisions concerning investment strategies, but will not change a Portfolio's stated size limitations or closing commitments without a vote of shareholders. The Fund's officers conduct and supervise its daily business operations. Bridgeway Capital Management, Inc. of 5615 Kirby Drive, Suite 518, Houston Texas 77005-2448, acts as the Investment Adviser. The Adviser is a Texas corporation that was organized in 1993 to act as the Fund's investment adviser. John Montgomery, President of the Fund and the Adviser, has managed the affairs of the Portfolios of the Fund since inception. He selects the securities of five of the Bridgeway Fund Portfolios. Richard P. Cancelmo Jr. is the Portfolio Manager of the Bridgeway Balanced Portfolio. He is also Bridgeway's head of equity trading. John and Dick are assisted by other employees who provide them with research and trading assistance.

    The Adviser is responsible for the investment and reinvestment of the Fund's assets and provides the Fund with:

o   executive and other personnel,

o   office space and other facilities,

o   administrative services, and

o   supervision of the Fund's daily business affairs.

It formulates and implements a continuous investment program for the Fund, consistent with the investment objectives, policies, and restrictions of each of its Portfolios. For the fiscal year ended June 30, 2001, the Adviser received the following investment advisory fees:

           MANAGEMENT FEE FOR THE FISCAL YEAR ENDED JUNE 30, 2001(1)

                                                                      PERFORMANCE-BASED
PORTFOLIO                                    MANAGEMENT FEE           FEE RANGE
---------                                    --------------           -----------------
Aggressive Investors I                           1.60%                  0.20 to 1.60%
Ultra-Small Company                              1.09%                       NA
Ultra-Small Company Tax Advantage                0.50%                       NA
Micro-Cap Limited                                1.60%                  0.20 to 1.60%
Ultra-Large 35 Index                             0.08%                       NA

(1) All fees in this table are expressed as a percentage of average net assets.

Micro-Cap Limited, Aggressive Investors I and Aggressive Investors II have performance-based fees which vary from 0.20% to 1.6% of net assets, depending on performance relative to a market index over the last five years (or since inception if the Portfolio is not yet five years old). The fee for Ultra-Small Company and the base fee for Micro-Cap Limited are calculated as follows: from $0 to $27.5 million in net assets, the fee is 0.90%. From 27.5 million to $55 million, the fee is $495,000 subject to a maximum 1.49%. Above $55 million, the fee is 0.90%.

                                   TRANSLATION

                      Who Manages the Bridgeway Portfolios?

    John Montgomery is the founder of Bridgeway Capital Management, Inc. and portfolio manager for five Bridgeway Portfolios. He holds bachelor degrees from Swarthmore College in both engineering and philosophy and graduate degrees from MIT and Harvard Business School. He worked with computer modeling and quantitative methods as a research engineer at MIT in the late 70's. Later, as a student at Harvard, he investigated methods to apply modeling to portfolio management. John began applying these methods to his own investments in 1985. Over the next six years, this investment style proved more successful than even John had expected. He left his full-time position in the transportation industry at the end of 1991 to perform full time research on his investment models, to study the mutual fund industry, and to write a business plan for Bridgeway.

    Richard P. Cancelmo Jr. is the portfolio manager of the Bridgeway Balanced Portfolio and has been head of equity trading for Bridgeway Capital Management, Inc. since February 2000. He holds a bachelor degree from Washington and Lee University. Dick has been involved in the securities markets since 1980 when he started his career on the options floor of the Philadelphia Stock Exchange. He later worked for Rotan Mosle, Inc. on the options trading desk and in the brokerage area at Paine Webber, Inc. Before joining Bridgeway, he was president of Cancelmo Capital Management, Inc. and the West University Fund, Inc.

                      Who is Bridgeway Capital Management?

    Bridgeway Capital Management was incorporated in 1993 and Bridgeway Fund in 1994. The advisory firm has a very lean cost structure, relying heavily on computers and a small, but very talented and dedicated team of employees. These factors have enabled the firm to offer products unique to the mutual fund industry. Bridgeway Ultra-Small Company and Ultra-Small Company Tax Advantage Portfolios are committed to investing long-term in public companies smaller than any other mutual fund. As of March 31, 2001, Bridgeway Ultra- Large 35 Index Portfolio had the lowest expense ratio of any retail mutual fund in America based on data from Morningstar. Bridgeway's Balanced Portfolio carries on this tradition with a unique strategy to manage risk.

    Bridgeway has an unusual corporate culture with a high energy, fun, but modest atmosphere. Stressing process and results over titles and status, no Bridgeway employee, including John, can make more than 7 times the total compensation of the lowest paid employee. The firm ascribes to four business values: integrity, investment performance, cost efficiency, and service.

CODE OF ETHICS

    Both the Fund and the Adviser subscribe to a mission statement which places integrity above every other business goal. Neither the Fund nor the Adviser:

o   takes part in directed brokerage arrangements,

o   pays soft dollar commissions,

o   has a brokerage relationship with any affiliated organization, or

o   will invest in tobacco companies.

The Fund portfolio managers are encouraged to invest in shares of the Fund and are not allowed to purchase shares of equity securities which the Fund might also potentially own. Other employees, officers, and directors of the Fund and the Adviser are also encouraged to own shares of the Fund and may only trade shares of equity securities within very stringent guidelines contained in the Code of Ethics.

    Copies of the Code of Ethics may be obtained from our web address www.bridgewayfund.com/ethics.htm. Any shareholder or potential shareholder who feels a policy, action, or investment of the Fund or Adviser does or may compromise the highest standards of integrity is encouraged to write or call the Fund.

                                   TRANSLATION

                 What's the Big Deal About the "Code of Ethics"?

    At Bridgeway, we take ethical issues very seriously. We are willing to walk away from certain revenue-generating activities to avoid conflicts of interest between the Fund and its Adviser. We try to ensure that the interests of the Adviser reflect those of Fund shareholders.

NET ASSET VALUE OR NAV

    The net asset value per share of each Portfolio is the value of the Portfolio's investments plus other assets, less its liabilities divided by the number of Portfolio shares outstanding. The value of the Portfolio's securities is determined by the market value of these securities.

    Because the Fund charges no sales fee, the price you pay for shares is the Portfolio's net asset value (NAV). The Fund is open for business every day the New York Stock Exchange (NYSE) is open. Every buy or sell order you place in the proper form will go through at the next NAV calculated after your order has been received. The Adviser calculates the NAV for each Portfolio at the end of regular trading on the NYSE on business days, usually 4:00 p.m. eastern time. If the NYSE begins an after-hours trading session, the Board of Directors will set closing price procedures. Currently, the plan is to use prices based on the 4:00 p.m. Eastern Time close. Mutual fund marketplaces and members of the National Securities Clearing Corporation (NSCC) may have an earlier cut-off time for pricing your transaction.

    Because foreign markets may be open on days when US. markets are closed, the value of foreign securities owned by a Portfolio could change on days when you cannot buy or sell Fund shares. The NAV of each Portfolio, however, will not change until the next time it is calculated.

DISTRIBUTION OF FUND SHARES

    The Adviser pays for all Fund distribution costs. The Adviser may pay up to 0.25% of the average daily net assets attributable to broker/dealers, registered representatives, retirement plan consultants, or fund marketplaces that help distribute the Fund. Any such distribution arrangement must be approved by a majority of independent Fund directors. Any fee paid to fund marketplaces for transfer agency costs (not distribution) will be paid by the Fund itself. In accordance with Board policy, such transfer agency costs will not exceed a rate equal to the lesser of Bridgeway Fund's internal rate, or a rate representative of a comparable industry benchmark. On October 15, 1996 shareholders approved a 12b-1 Plan whereby the Fund acts as its own distributor, and the Adviser pays all distribution expenses. Shareholders pay no 12b-1 fee. The Board has reapproved the Plan each year.

HOW TO PURCHASE AND REDEEM SHARES

    NEW SHAREHOLDERS

    New shareholders of the Fund may purchase shares through the mutual fund marketplaces and through any member of the National Securities Clearing Corporation (NSCC).

    Two of these mutual fund marketplaces, E*Trade Securities (800-786-2575) and Scottrade Securities (800-619-7283), offer shares of Bridgeway Fund on a "no transaction fee basis" after establishing an account by sending a completed application and a minimum initial investment of $2,000. After receiving account verification, investors may place trades over the Internet or by voice response system for no charge. If you need assistance in setting up a marketplace account or have questions about how to purchase Bridgeway Fund shares in this manner, please call the Fund at 800-661-3550.

    Other fund marketplaces and brokers who are members of National Securities Clearing Corporation offer Bridgeway Fund shares at transaction fees ranging from $18 to $200. These fees vary and do change. Some of the fee-paid marketplaces include: Ameritrade (800-669-3900), TD Waterhouse (800-934-4443), Charles Schwab & Co (800-225-8570), Vanguard (800-992-8327), Dreyfus (800-416-
7113) and Fidelity (800-544-3902). Additional information on fee-paid marketplaces is available on our web site, www.bridgewayfund.com or by calling the Fund at 800-661-3550.

    The minimum initial investment in any Fund Portfolio is $2,000, although some marketplaces may require a higher amount. The minimum subsequent investment is determined by the fund marketplace. The Fund reserves the right to reject any order.

    Shareholders of the Fund who purchase shares through marketplaces or members of NSCC should contact those organizations for redemption instructions.

    DIRECT SHAREHOLDERS PRIOR TO JUNE 5, 1998

    Shareholders who bought Fund shares directly from Bridgeway before June 5, 1998, may continue to make direct investments in any actively managed Portfolio. Investments are subject to the initial minimum purchase of $2,000 per Portfolio and closing restrictions as outlined elsewhere in this Prospectus. The minimum subsequent investment is $500. On an exception basis, potential new shareholders who wish to invest at least $50,000 in Aggressive Investors Portfolio II or Balanced Portfolio may also invest directly by requesting an application from the Fund (800-661-3550).

    Shareholders who purchased shares directly from Bridgeway may redeem shares by the method selected on the original application: either telephone redemption or by a request in writing. Telephone redemptions placed to the Fund at 800-661-3550 prior to the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) will receive that day's closing price. Redemptions placed by written instructions may be mailed or delivered to 5615 Kirby Drive, Suite 518 Houston, TX 77005-2448. Redemption requests by fax or e-mail will not be accepted. The redemption request must specify the number of shares or dollars to be redeemed and be signed by a registered owner with the signature medallion guaranteed by a member of a national securities exchange or a commercial bank. A medallion signature guarantee is not the same as a notarization, and an acknowledgement by a notary public is not an acceptable substitute. The request will not be accepted unless it contains all required documents in proper form, as described above. Additional documents may be required from corporations or other organizations, fiduciaries or anyone other than the shareholder of record.

    Redemption proceeds will be sent by check, to the address of record only. Payment for shares redeemed will usually be mailed the day after such shares are priced. In unusual circumstances this period may be up to 5 business days.

    FREQUENT TRADING OF FUND SHARES

    The Fund discourages frequent redemptions or using the Fund as a shortterm trading vehicle; it is intended for long-term investors. Shareholders who make a practice of frequent buying and selling of Fund shares may not be permitted to make additional investments in the Fund. Two times annually is considered frequent and includes exchanges among Portfolios.

    REDEMPTION OF VERY SMALL ACCOUNTS

    In order to reduce the Fund's expenses, the Board of Directors is authorized to cause the redemption of all of the shares of any shareholder whose account has declined to a net asset value of less than $1,000, as a result of a transfer or redemption. The Fund will give shareholders of very small accounts 60 days prior written notice in which to purchase sufficient shares to avoid such redemption.

    REDEMPTION OF VERY LARGE ACCOUNTS

    While a shareholder may redeem at any time without notice, it is important for Fund operations that you call Bridgeway (at least a week in advance) before you redeem a large dollar amount. We must consider the interests of all fund shareholders and reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt a Fund's operation or performance. If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

TAX-SHELTERED RETIREMENT PLANS

    Shares of the Fund may be purchased for various types of retirement plans, including Individual Retirement Plans (IRAs). For more complete information, contact the marketplaces previously described.

DIVIDENDS, DISTRIBUTIONS AND TAXES

    The Fund declares dividends from net investment income and distributions from net capital gains annually and pays any such dividends and distributions annually. All dividends and distributions in full and fractional shares of the Fund will be reinvested in additional shares on the day that the dividend or distribution is paid at the next determined NAV. A direct shareholder may submit a written request to pay the dividend and/or the capital gains distribution to the shareholder in cash. Shareholders at fund marketplaces should contact the marketplace about their rules.

    HOW DISTRIBUTIONS ARE TAXED

    The tax information in this prospectus is provided as general information. You should contact your tax adviser about the federal and state tax consequences of an investment in any of the portfolios.

    Except for retirement accounts such as IRA, Keogh, and other tax advantaged accounts, all fund distributions you will receive are generally taxable to you, regardless of whether you receive them in cash or reinvest them. They are taxable to you in the year you receive them, except that if they are paid to you in January, they are taxable as if they had been paid the previous year.

    Income dividends and short-term capital gain distributions are generally taxed as ordinary income. Long-term capital gain distributions are generally taxed at long-term capital gains rates. The tax treatment of capital gains distributions will not depend on when you bought your shares or whether you reinvested your distributions.

    HOW TRANSACTIONS ARE TAXED

    When you sell your Fund shares, you will generally realize a gain or loss. These transactions, including exchange transactions between Portfolios, usually have tax consequences. This will not be the case in tax-advantaged retirement accounts.

    TAXES WITHHELD

    By law, the Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

INVESTMENT TECHNIQUES

    The following table facilitates a comparison of investment techniques which may be used by each portfolio.


                                                                               Ultra-
                                                                                Small                       Ultra-
                                                                 Ultra-        Company        Micro-        Large
                              Aggressive        Aggressive        Small          Tax           Cap           35
                              Investors I      Investors II      Company      Advantage      Limited        Index     Balanced
                              -----------      ------------      -------      ---------      -------        ------    --------
Borrowing
(leveraging)*                     Yes              Yes             No            No            No            ***        No
Hedging                           Yes              Yes             No            No            No            No         Yes
Options (stock index)             Yes              Yes             No            No            No            No         Yes
Futures (stock index)             Yes              Yes             **            **            **            No         Yes
Options (other)                   Yes              Yes             No            No            No            No         Yes
Futures (other)                   Yes              Yes             No            No            No            No         Yes
Covered Calls                     Yes              Yes             No            No            No            No         Yes
Secured Puts                      Yes              Yes             No            No            No            No         Yes
Short-sales                       Yes              Yes             No            No            No            ***        Yes
Warrants                          Yes              Yes             No            No            No            No         Yes
Foreign companies/
ADRs                              Yes              Yes             Yes           No            Yes           No         Yes
Closed-end investment
  companies                       Yes              Yes             No            No            No            No         No
Lending securities                Yes              Yes             No            Yes           Yes           Yes        Yes
New issues/
Unseasoned companies              Yes              Yes             Yes           Yes           Yes           No         Yes
High turnover                     Yes              Yes             Yes           No            Yes           No         Yes
Short-term trading                Yes              Yes             Yes           No            Yes           No         Yes

* Any Portfolio may borrow on a temporary short-term basis, for example in order to meet a redemption request.

** The Ultra-Small Company, Ultra-Small Company Tax Advantage and Micro-Cap Limited Portfolios may only take temporary, long stock index futures positions to offset the effect of cash held for future investing or for potential redemptions. No more than 35% of portfolio net assets will be at risk in this limited use of stock index futures.

*** The Ultra-Large 35 Index Portfolio will only borrow on a temporary basis for the purpose of selling short "against the box."

TAX EFFICIENCY

    The following discussion is not applicable to shareholders in tax-deferred accounts, such as IRAs.

    An important aspect of fund ownership in a taxable account is the tax efficiency of the portfolio. A fund may have great performance, but if a large percentage of that performance is paid in taxes, the purpose of active management may be defeated. Tax efficiency is the ratio of after-tax total returns to before-tax total returns. The first column of the following table illustrates the tax efficiency of each Portfolio through June 30, 2001. It assumes that a shareholder was invested in the Portfolio for the full period since inception and had paid taxes at the current maximum rates of ____% for income, ____% for short-term capital gains, and 20% for long-term capital gains (those of more than one year). 100% tax efficiency means that the shareholder had no taxable distributions and paid no taxes. This measure of tax efficiency ignores potential future taxes represented by unrealized gains, stocks which have gone up in value but have not been sold. It also ignores the taxes an individual would pay if they sold their Bridgeway shares. The second column is the rank of this tax efficiency among domestic equity funds. A rank of 1 means the tax efficiency ranked in the top one percent of these funds.

                          BRIDGEWAY FUND TAX EFFICIENCY

                                        % Tax Efficiency                   5-year
Portfolio                               Since Inception               Percentile Rank(1)
---------                               ----------------              ------------------
Aggressive Investors I                       New                             15
Aggressive Investors II                      93.6%                           NA
Ultra-Small Company                          94.9%                           22
Ultra-Small Company Tax Advantage            99.8%                           NA
Micro-Cap Limited                            97.9%                           NA
Ultra-Large 35 Index                         99.0%                           NA
Balanced                                     New                             NA

(1) Morningstar is the source for data for this table.

    Bridgeway pays attention to taxes in all its portfolios. However, the active management style of Ultra-Small Company, Aggressive Investors I, Aggressive Investors II, Micro-Cap Limited and Balanced make these portfolios less tax efficient than Ultra-Large 35 Index and Ultra-Small Company Tax Advantage. Ultra-Large 35 Index and Ultra-Small Company Tax Advantage have been extremely tax efficient, even among index funds.

    Neither the Ultra-Large 35 Index Portfolio nor the Ultra-Small Company Tax Advantage Portfolio has distributed capital gains in the four years since inception; we expect none in the fifth year. However, these portfolios do distribute taxable dividend income.

    FOR MORE INFORMATION

    Bridgeway's STATEMENT OF ADDITIONAL INFORMATION, contains more detail about policies and practices of the Fund and its adviser, Bridgeway Capital Management. It's "the fine print," and is incorporated here by reference.

    SHAREHOLDER REPORTS provide a closer look at the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period. They provide details of our performance versus performance benchmarks, our top ten holdings (for our actively managed portfolios), a detailed list of holdings twice annually, and more about Bridgeway's investment strategy. While these letters are usually a bit long (and sometimes lively), the first two sentences tell you how the portfolio did in the most recent quarter and the portfolio manager's assessment of it. You won't get a lot of mumbo jumbo about the economy, claims of brilliance when it's going well, or whitewashing performance when it's not going well. The shareholder reports of the previous and current fiscal years are incorporated here by reference, making them legally part of the prospectus.

    Other documents, for example the CODE OF ETHICS, are also available.

    TO CONTACT BRIDGEWAY FOR A FREE ELECTRONIC OR PRINTED COPY OF THESE DOCUMENTS OR FOR YOUR QUESTIONS:

o   Consult our website: www.bridgewayfund.com

o   E-mail us at: funds@bridgewayfund.com

o   Write to us at: Bridgeway Fund, Inc

          5615 Kirby Drive, Suite 518
          Houston, TX 77005-2448

o   Call us at: 800-661-3550, or in Houston at 713-661-3500.

    INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

    You can review and copy information about our Fund (including the SAI) at the SEC's Public Reference Room in Washington D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website www.sec.gov/ cgi-bin/srch-edgar?text=bridgeway. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington DC 20549-6009.

    Bridgeway Fund's Investment Company Act file number is 811-08200.

BRIDGEWAY FUND, INC.                           INDEPENDENT ACCOUNTANTS
5615 KIRBY DRIVE, SUITE 518                    PRICEWATERHOUSECOOPERS LLP
HOUSTON, TX. 77005-2448                        1201 LOUISIANA STREET, SUITE 2900
713 661-3500                                   HOUSTON, TX. 77002
800 661-3550

                              BRIDGEWAY FUND, INC.

                       Statement of Additional Information

                             Dated October 31, 2001


This Statement of Additional Information (SAI) is not a prospectus, and it should be read in conjunction with the prospectus of Bridgeway Fund, Inc. (the "Fund"), dated October 31, 2001, which incorporates this document by reference. All seven Bridgeway Fund portfolios are represented in the prospectus and the
SAI: the Aggressive Investors Portfolio I (formerly Aggressive Growth), Aggressive Investors Portfolio II, Ultra-Small Company Portfolio, Ultra-Small Company Tax Advantage Portfolio, Micro-Cap Limited Portfolio, Ultra-Large 35 Index Portfolio, and the Balanced Portfolio. A copy of the prospectus may be obtained directly from the Fund, which acts as the distributor of its own shares, at 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, telephone 800-661-3550, or in Houston 713-661-3500 or from our web site at www.bridgewayfund.com. Bridgeway Fund, Inc. is a Maryland corporation, incorporated on October 19, 1993. Bridgeway Capital Management, Inc. is a Texas corporation, incorporated on July 12, 1993.



                                TABLE OF CONTENTS

                                                          Cross-reference
                                                           to page in the
                                           Page              Prospectus
Investment Objectives and Policies          2         3, 8, 12, 17, 22, 27, 32
Risk Factors                                3         4, 9, 13, 18, 23, 28, 34
Investment Restrictions                     7         4, 9, 13, 18, 23, 28, 34
U.S. Government Securities                  9                    -
Foreign Securities                          9                    42
New Issues and Closed End Funds             9                    42
Management                                  9                    36
The Management Agreement                    10                   -
Security Selection Process                  16        3, 8, 12, 17, 22, 27, 32
Disclaimer-CRSP                             16                   -
Portfolio Transactions and Brokerage        16                   -
Net Asset Value                             17                   38
Redemption in Kind                          17                   41
Taxation                                    17                   41
Dividends and Distributions                 18                   41
Performance Information                     18       5, 11, 14, 19, 24, 29, 35
Allocation of Trades to Clients             19                   NA
General Information                         20                 2, 44
Financial Statements                        22                   -

INVESTMENT OBJECTIVES AND POLICIES


The Fund was organized as a series fund with two initial portfolios or series:
Ultra-Small Company Portfolio and Aggressive Investors Portfolio I (formerly the Aggressive Growth Portfolio), Ultra-Small Company Tax Advantage Portfolio and the Ultra-Large 35 Index Portfolio were added on July 20, 1997; the Micro-Cap Limited Portfolio was added on June 5, 1998; the Balanced Portfolio was added on June 30, 2001; the Aggressive Investors Portfolio II was added on October 31, 2001. Bridgeway Capital Management, Inc. is the Investment Adviser (hereinafter referred to by name or as the "Manager," or the "Adviser") for the seven Portfolios. Aggressive Investors Portfolio I, Aggressive Investors Portfolio II, Ultra-Small Company Portfolio, Ultra-Small Company Tax Advantage Portfolio, Micro-Cap Limited Portfolio and Ultra-Large 35 Index Portfolio have as their investment objective to provide total return (capital appreciation and current income), but the first five of these focus primarily on capital appreciation. The Balanced Portfolio has an investment objective of a high current return. There can be no assurance that the Portfolios will achieve their investment objectives. No form of fundamental or technical analysis, including that employed by the Adviser in Bridgeway's actively managed portfolios, has been proven conclusively to provide a risk-adjusted excess rate of return on a consistent basis. conclusively to provide a risk-adjusted excess rate of return on a consistent basis. Two of the Portfolios have closed to new shareholders: the Ultra-Small Company Portfolio, on June 9, 1997 and the Micro-Cap Limited Portfolio, on August 21, 2000. The Ultra-Small Company and the Micro-Cap Limited Portfolios will close completely when net assets reach $55 million. The Social Responsibility Portfolio, previously a series of Bridgeway Fund, was merged into the Calvert Large Cap Growth Fund on October 31, 2000. Bridgeway Capital Management is the sub-adviser of this Calvert Fund.

The Adviser may engage in "tax management" of each Bridgeway portfolio, when it appears to be without significant detriment to shareholders of non-taxable accounts. This practice will sometimes increase Portfolio turnover. The Adviser uses the full breadth of its tax management tools only in the Ultra-Small Company Tax Advantage Portfolio and the Ultra-Large 35 Index Portfolio. Please see the "Tax Efficiency" section of the Prospectus for the relative tax efficiency of each Portfolio and for more details.

The Portfolios' investment policies are described in the Fund's prospectus. Additional disclosure appears below.

The Aggressive Investors Portfolio I and Aggressive Investors Portfolio II may use bank debt primarily for leverage. Therefore, full consideration should be given to the risks inherent in the investment techniques that the Adviser may use as outlined in "Risk Factors" in the Prospectus and this Statement of Additional Information. Normally, these Portfolios will invest in common stocks at a level equal to at least 100% of its net assets. Portfolio exposure to market risk will vary over time. Using hedging strategies, Portfolio exposure to market risk may be negatively correlated to the market, or may be as high as 150% of the market as measured by the estimated portfolio beta. Beta is a measure of market risk contained within the body of financial research called modern portfolio theory. A portfolio beta of 150% means that a 1% increase (decrease) in the stock market should result in a 1.5% increase (decrease) in the portfolio. "Negative correlation to the market" means that if the market goes up, the value of the portfolio goes down. These hedging strategies are intended to maintain a more constant level of total risk. For example, if the Adviser feels the portfolio is exposed to an unusually high probability of general stock market decline, it might sell stock index futures to offset this risk.

The Adviser may use up to 5% of the Aggressive Investors Portfolio I or Aggressive Investors Portfolio II net assets to establish positions in commodities futures and options, except that the aggregate initial margins and premiums required to establish such positions in any one commodity may not exceed 2% of net assets. Subject to these two limiting constraints and applicable laws these Portfolios (only) may invest in commodity futures and options for the purpose of diversification in line with the stated portfolio objective.

The Ultra-Small Company, Ultra-Small Company Tax Advantage, and Micro-Cap Limited Portfolios may take temporary, long, stock index futures positions to offset the effect of cash held for future investing or for potential redemptions. For example, assume the portfolio were 96% invested in stocks and 4% in cash, and it wanted to maintain 100% exposure to market risk, but wanted to defer investment of this 4% to a future date. Then the Portfolio could take a long position in stock index futures such that the underlying value of securities represented by the futures did not exceed the amount of portfolio cash. In no case will the use of futures in this way exceed 35% of Portfolio total assets.

The Ultra-Small Company Portfolio will invest at least 80% of assets in ultra-small companies based on company size at the time of purchase. Likewise, Micro-Cap Limited Portfolio will invest at least 80% of assets in micro-cap (or smaller) companies at the time of purchase. Micro-Cap Limited will only periodically invest in ultra-small companies, since the Ultra-Small Company Portfolio has "right of first refusal" over Micro-Cap Limited on all ultra-small companies identified as potential buys, but it may do so to offset the market cap weighting of stocks that have appreciated above micro-cap size. Thus, any ultra-small stocks in the Micro-Cap Limited Portfolio will be counted along with micro-cap stocks for the purpose of meeting the 80% test.

The Ultra-Large 35 Index Portfolio seeks to track the Ultra-Large 35 Index with a degree of accuracy resulting in a correlation coefficient between the Portfolio and the underlying index of at least 0.95. When this standard is not met, the Adviser will apprise the Board of Directors of proposed actions and timeframes to bring the Portfolio back into line with the standard.

The Balanced Portfolio will write (sell) option contracts. In return for the premium received, a covered call option writer during the term of the option is subject to the risk of losing the potential for capital appreciation above the exercise price. The writer has no control over the time when he has to fulfill his obligation as a writer of the option. Once an option writer has received an exercise notice, he cannot effect a closing purchase transaction. If a call option expires unexercised, the covered option writer realizes a gain in the amount of the premium received, although there may have been a decline (unrealized loss) in the market value of the underlying security during the option period, which may exceed such gain. If the covered option writer has to sell the underlying security because of the exercise of a call option, the writer will realize a gain or loss from the sale of the underlying security with the proceeds being increased by the amount of the premium.

The Balanced Portfolio will also write secured put options either to earn additional option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value. Secured put option writing entails the Portfolio's sale of a put option to a third party for a premium and the Portfolio's concurrent deposit of liquid assets (cash or U.S. government securities) into a segregated account equal to the option's exercise price. A put option gives the buyer the right to put (sell) the stock underlying the option to the Portfolio at the exercise price at any time during a specified time period.

The Balanced Portfolio will only write secured put options in circumstances where the Portfolio desires to acquire the security underlying the option at the exercise price specified in the option. Put options written by a Portfolio are listed for trading on one or more domestic securities exchanges and are issued by the Options Clearing Corporation (the "Clearing Corporation" or "OCC"). When the Portfolio writes secured put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Portfolio could incur a loss if it is required to purchase the stock underlying the put option at a price significantly greater than the current market price of the stock. While the Portfolio's potential gain on a put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Portfolio risks a loss equal to the entire value of the stock.

RISK FACTORS

A discussion of risk for each of the Fund portfolios appears in the prospectus. Because the Ultra-Small Company, Ultra-Small Company Tax Advantage and Micro-Cap Limited Portfolios invest in stocks smaller than those generally available through mutual funds, the following gives more detailed insights into their risk and return characteristics. The statistics are based on the historical record of these financial instruments (asset classes) and are not the record of the Fund itself. The return numbers include reinvested interest and dividends, but do not include trading or operational costs, which a mutual fund would incur. The source of these data (which is used here by permission) is the Center for Research in Securities Prices (CRSP) Cap-Based 9 and 10 Portfolios and Ibbotson Associates, Stocks, Bonds, Bills, and Inflation, 2000 Yearbook.

Short-term Risk

Table A below indicates that the short-term volatility of ultra-small stocks (as represented by the CRSP Cap-Based 10 Portfolio) is much higher than that exhibited by large stocks, bonds or Treasury Bills. To a somewhat lesser extent, the same is true of micro-cap stocks (as represented by the CRSP Cap-Based 9 Portfolio). Investors normally think of investments that exhibit low short-term volatility as "safe" or "conservative" and investments that exhibit higher short-term volatility as "risky." Because of high volatility, it would be unwise to invest any money in ultra-small stocks or micro-cap stocks (or even in large stocks), which an investor needs in a one-year time frame. Thus, much more so than other common stock mutual funds, it would be inappropriate to invest money that one needs in the immediate future in Ultra-Small Company, Ultra-Small Company Tax Advantage Portfolio or Micro-Cap Limited Portfolio.

Table A also indicates that over longer time periods, investors have been compensated for higher short-term risk with commensurably higher returns. This is not true in every time period, however. For example, from 1994 through 1998, large stocks significantly outperformed small and ultra-small stocks.


                                               Table A
                Short-term Risk Characteristics of Various Asset Classes (1926-2000)

                                              L T Govt.    L T Corp.     Large      Small     Ultra-Small
                                   T-Bills        Bonds        Bonds    Stocks     Stocks       Stocks

Avg. Annual Return                    3.7%        5.3%        5.7%       11.0%      12.4%        13.1%
Std. Deviation                        3.2%        9.4%        8.7%       20.2%      33.4%        45.8%
Beta (U.S. large stocks)               NA          NA          NA         1.0        1.3          1.7
Worst calendar year (1926-2000)        NA        (9.2)%      (8.1)%     (43.3)%    (58.0)%      (55.6)%
Worst calendar year (1940-2000)        NA        (9.2)%      (8.1)%     (26.5)%    (30.9)%      (41.9)%
% of 1-year declines                    0%         28%         23%         28%        31%          36%
% of 3-year declines                    0%         14%         11%         12%        19%          23%
% of 5-year declines                    0%          8%          4%         10%        13%          14%

Long-term Risk

While most of the statistics in Table A are intuitive (an investor generally obtains higher returns only when taking on more risk), there are some surprising risk characteristics of the asset classes over the longer time frames. Assets that appear "safe" over the short-term are particularly vulnerable to the effects of inflation in the long-term. Table B presents the worst 16-year cumulative inflation-adjusted return for each of these assets along with the percentage of 16-year periods from 1926 to 1996 for which returns did not keep up with inflation. On this basis, stocks do better than T-Bills and bonds, but ultra-small stocks especially shine. While ultra-small stocks have historically declined farther in a downturn, they have also generally come back faster after a decline. However, past performance may not be predictive of future results. Our overall conclusion is that ultra-small stocks are too risky for short-term investments, but may be an excellent hedge against long-term inflation for an investor willing to put up with the year-to-year volatility one will inevitably experience over any 16-year period.

                                      Table B
  Long-term Risk Characteristics of Various Asset Classes ADJUSTED FOR INFLATION (1926-2000)

                                    L T Govt.    L T Corp.      Large      Small    Ultra-Small
                         T-Bills        Bonds        Bonds     Stocks     Stocks       Stocks
Worst 16-year period     (43.9)%     (49.4)%      (46.5)%      (14.6)%    (4.5)%       +7.0%
% 16-year declines        33.1%       57.0%        42.0%         2.0%      2.0%         0.0%

There are special factors to consider relating to investing in the Aggressive Investors Portfolio I and Aggressive Investors Portfolio II. These Portfolios may 1) borrow money from banks up to 50% of the net assets, and 2) purchase and sell futures and options on stock indexes, interest rate and currency instruments, among others (see "Investment Techniques" in the Prospectus). Using borrowed funds for investment purposes is called "leveraging" and increases the risk of loss or gain in the value of the Portfolio's assets and the net asset value of its shares. The Ultra-Large 35 Index Portfolio may likewise borrow from banks, but only for short-term temporary purposes (for example, to meet a redemption) or for the purpose of making short sales "against the box" (short sales of securities owned). A short sale against the box would happen only in the event that a redemption would otherwise cause a distribution of capital gains. The Aggressive Investors Portfolio I and Aggressive Investors Portfolio II higher turnover (more frequent trading) will expose them to increased cost and risk.

The Aggressive Investors I, Aggressive Investors II and Balanced Portfolios may also purchase warrants, invest up to 5% of assets in the securities of new issues or "unseasoned issues" that have been in operation less than three years, engage in short-term trading, invest up to 10% of its total assets in foreign securities and American Depository Receipts (ADR's) listed on American exchanges, invest any amount less than 25% of its portfolio in a single security, invest up to 5% of portfolio total assets in a closed-end investment company, lend portfolio securities, and engage in short sale transactions either against the box or by shorting securities of other issuers. These investment techniques may subject an investor to greater than average risks and costs.

Foreign securities may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Consequently, they may be more volatile than U.S. securities. Short sale transactions, while limited to 20% of total assets and fully collateralized by cash or liquid assets in segregated accounts, also represent potentially higher risk for Aggressive Investors I and Aggressive Investors II shareholders, since the maximum gain is 100% of the initial collateralized amount, but there is no theoretical maximum loss. The Aggressive Investors Portfolio I will maintain cash reserves ("100% coverage") equal to the market value of any short positions for which it does not already own shares. These cash reserves may be invested in interest bearing short-term investments held by the Fund's custodian or broker or both.

Because the Balanced Portfolio invests in bonds, it has interest rate risk, credit risk and prepayment risk. Interest rate risk means that bonds may go down in value when interest rates rise. Credit risk means that the issuer of a bond may not be able to pay interest and principal when due. Prepayment risk means that the mortgage securities held by the Fund may be adversely affected by changes in prepayment rates on the underlying mortgages.

Shareholders of any Portfolio could also bear higher risk through the lending of securities. If the borrowing broker failed to perform, the Portfolio might experience delays in recovering its assets (even though fully collateralized); the Portfolio would bear the risk of loss from any interim change in securities price. Collateral for securities lent will be invested in money market or short-term Treasury securities.

Although the Adviser believes that the investment techniques it employs to manage risk in the Aggressive Investors I and Aggressive Investors II Portfolios will further the Portfolios' investment objectives and reduce losses that might otherwise occur during a time of general decline in stock prices, no assurance can be given that these investment techniques will achieve this result. The techniques used here would reduce losses during a time of general stock market decline, if the Fund had previously sold futures or bought puts on stock indexes or entered into short positions in individual securities offsetting some portion of the market risk.

The Adviser intends to buy and sell futures, calls and/or puts in the Aggressive Investors I and Aggressive Investors II Portfolios to increase or decrease portfolio exposure to stock market risk as indicated by statistical models. (The Fund will not sell "uncovered" calls.) The Adviser will use these instruments to attempt to maintain a more constant level of risk as measured by certain statistical indicators. In addition to the use of futures and options for hedging as described above, the Aggressive Investors I and Aggressive Investors II Portfolios may buy or sell any financial or commodity futures, calls or puts listed on the major exchanges (CBOT, CME, COMEX, IMM, IOM, KCBT, MA, NYSCE, NYCTE, NYFE, or NYME), for purposes of diversification of risk to the extent that the aggregate initial margins and premiums required to establish such non hedging positions do not exceed 5% of its total net assets. Examples of such financial or commodity instruments include the Bond Buyer Municipal Index, British Pounds, crude oil, gold and wheat among others. Likewise, the Balanced Portfolio may purchase or sell any financial (but not commodity) futures, puts or calls within the scope of its investment objective and strategy. Options and futures can be volatile investments and may not perform as expected.

The Adviser's goal in the Aggressive Investors I and Aggressive Investors II Portfolios is to manage these various risks through diversification and hedging strategies to achieve a reasonable return at a total risk equal to or less than that of the stock market (as measured by certain statistical measures over periods of three years or more). The Adviser's goal in the Balanced Portfolio is to manage these various risks through diversification and hedging strategies to achieve a reasonable return with short-term risk less than or equal to 40% of the stock market (as measured by certain statistical measures over monthly periods). (Hereinafter, "stock market" will mean stock market as represented by the Standard & Poor's Composite Stock 500 Index with dividends reinvested.) No assurance can be given that these investment techniques will achieve the objectives of higher return or equal risk.

A Portfolio's possible need to sell securities to cover redemptions could, at times, force it to dispose of positions on a disadvantageous basis. This is especially true for the Ultra-Small Company Tax Advantage, Micro-Cap Limited and Aggressive Investors I Portfolios. The Adviser manages this risk

      - in the Ultra-Small Company, Micro-Cap Limited and Aggressive Investors I Portfolios by its low closing commitment,

      - in Ultra-Small Company Tax Advantage and Ultra-Large 35 Index by contingent redemption reimbursement fees,

      - in all Portfolios by strongly discouraging investment by market timers and other investors who would sell in a market downturn,

      - in all Portfolios by limiting exposure to any one security, and

      - in all Portfolios by maintaining some very liquid stocks.

The principal reason for writing covered calls and secured puts on a securities portfolio is to attempt to realize income, through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as his obligation as a writer continues, but has retained the risk of loss should the price of the security decline. The option writer has no control over when he may be required to sell or buy his securities, since he may be assigned an exercise notice or assignment at any time prior to the termination of his obligation as writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. Options written by the Portfolio will normally have expiration dates not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market prices of the underlying securities at the times the options are written.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market thereon would cease to exist, although outstanding options on that Exchange which have been issued by the Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not, at times, render certain of the facilities of the Clearing Corporation and the exchanges inadequate. In the past, such events have resulted, and may again result, in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders, or trading halts or suspensions, with respect to one or more options, or may otherwise interfere with the timely execution of customers' orders.

Each of the exchanges has established limitations governing the maximum number of calls (whether or not covered) that may be written by a single investor, or group of investors acting in concert, (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. At the date of the Prospectus, the only such limits that may affect the operations of the Portfolio are those that limit the writing of call options on the same underlying security by an investor or such group to 4,500 options (450,000 shares), 7,500 options (750,000 shares) or 10,500 options (1,050,000 shares) in each class regardless of expiration date. Whether the applicable limit is 4,500, 7,500 or 10,500 options is determined by the most recent six-month trading volume of the underlying security. Every six months each exchange reviews the status of underlying securities to determine which limit should apply. These position limits may limit the number of options that the Portfolio can write on a particular security.

Portfolio Turnover Rate Considerations

In the Aggressive Investors I, Aggressive Investors II and Balanced Portfolios, turnover will likely be higher than 100% but no more than 500%, which is higher than most aggressive growth and balanced funds. A 500% portfolio turnover is equivalent to the sale and repurchase of all of the securities in the portfolio five times during the year. Consequently, the Portfolio may incur higher than average trading costs and may incur higher shareholder taxes for non-tax deferred accounts. During fiscal 2001, the Aggressive Portfolio's turnover rate was 109.6%.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions (in addition to those indicated in its prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of a Fund's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares.

As indicated in the following list, the Fund's portfolios may not:

         1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

         2. Make short sales of securities or maintain a short position if such sales or positions exceed 20% of total assets under management.

         3. Issue senior securities, except that the Aggressive Investors I and Aggressive Investors II Portfolios may borrow on a secured or unsecured basis from banks up to 50% of net assets (not including the amount borrowed) for the purchase of securities, and any Portfolio may borrow on a secured or unsecured basis from banks up to 5% of its total assets on an unsecured basis from banks for temporary or emergency purposes. In addition, the Ultra-Large 35 Index Portfolio may borrow from banks up to 50% of net assets for the purpose of selling a security short "against the box" on a temporary basis to avoid capital gains distributions.

         4. Invest in options or futures if the aggregate initial margins and premiums required to establish such non-hedging positions exceed 5% of net assets. In addition, the Ultra-Small Company, Ultra-Index Company Tax Advantage, Micro-Cap Limited and Ultra-Large 35 Index Portfolios may not invest in any options and may invest in stock market index futures only as described in the Prospectus.

         5. Invest in options or futures on individual commodities if the aggregate initial margins and premiums required to establish such positions exceed 2% of net assets. In addition, only the Aggressive Investors I and Aggressive Investors II Portfolios may invest in any commodity options or futures.

         6. Buy or sell real estate, real estate limited partnership interests or other interest in real estate (although it may purchase and sell securities that are secured by real estate and securities or companies which invest or deal in real estate).

         7. Make loans (except for purchases of publicly-traded debt securities consistent with the Fund's investment policies); however, the Aggressive Investors I, Aggressive Investors II, Ultra-Small Company Tax Advantage, Micro-Cap Limited, Ultra-Large 35 Index and Balanced Portfolios may lend their portfolio securities to others on a fully collateralized basis.

         8. Make investments for the purpose of exercising control or management.

         9. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio.) This restriction in no way prevents the Fund from acting as distributor of its own shares pursuant to a 12b-1 Plan adopted by shareholders on October 15, 1996.

         10. Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry.

         11. As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities:

The Fund may not:

         12. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class and all debt issues as a single class).

         13. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         14. Invest more than 5% of the value of its net assets in warrants (included in that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange). However, the Ultra-Small Company, Ultra-Small Company Tax Advantage, Micro-Cap Limited and Ultra-Large 35 Index Portfolios may not purchase any warrants.

         15. Invest in any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies that together with any predecessor have been in continuous operation for fewer than three years.

         16. Invest in oil, gas or mineral related programs, partnerships or leases.

         17. Invest in securities that would cause the Ultra-Large 35 Index Portfolio to violate the Board approved policy to weight the Portfolio's sector composition within one and one-half percentage points of the sector composition of its index.

U.S. GOVERNMENT SECURITIES

The U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association ("GNMA") certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities solely by the credit worthiness of the issuer, such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities.

FOREIGN SECURITIES

The Fund may invest up to 10% of its total assets in foreign securities traded on Exchanges in the United States. Foreign securities carry incremental risk associated with: (1) currency fluctuations; (2) restrictions on, and costs associated with, the exchange of currencies; (3) the difficulty in obtaining or enforcing a court judgment abroad; (4) reduced levels of publicly available information concerning issuers; (5) restrictions on foreign investment in other jurisdictions; (6) reduced levels of governmental regulation of foreign securities markets; (7) difficulties in transaction settlements and the effect of this delay on shareholder equity; (9) foreign withholding taxes; (10) political, economic, and similar risks, including expropriation and nationalization; (11) different accounting, auditing, and financial standards;
(12) price volatility; and 13) reduced liquidity in foreign markets where the securities also trade. While some of these risks are reduced by investing only in ADR's and foreign securities listed on American exchanges, even these foreign securities may carry substantial incremental risk.

NEW ISSUES AND CLOSED END FUNDS

The Fund may invest up to 5% of total assets in the securities of "unseasoned issuers" those, which together with any predecessor have been in continuous operation for fewer than three years. These companies have less historical data on which to evaluate past performance, are usually small companies, and thus may exhibit higher volatility and risk than other issues. The Fund is not restricted as to purchase of "new issuers" that have been in continuous operation for more than three years, although these may also exhibit higher volatility and risk.

The Fund may also invest up to 5% of total assets in closed end mutual funds. These securities may sell at a premium or discount to the net asset value of their underlying securities. While gaining further diversification through such investments, the Fund will bear the additional volatility and risk that, in addition to changes in value of the underlying securities in the closed end funds, there may be additional increase or decrease in price due to a change in the premium or discount in their market prices.

MANAGEMENT

The overall management of the business and affairs of the Fund is vested with its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Adviser, Custodian and Transfer Agent. The day-to-day operations of the Fund are delegated to its officers, subject to the investment objectives and policies of the Fund and to general supervision by the Board of Directors.

The directors and officers of the Fund and of the Adviser, their business address and principal occupations during the past five years are

                            Position with
                              the Fund        Principal Occupation
                            -------------     --------------------

John N. R. Montgomery*      President and     President of the Fund since 11/93 and the
                            Director          Adviser since 7/93.

Kirbyjon Caldwell           Director          Senior Pastor of Windsor Village, the
                                              largest United Methodist Church in the U.S.,
                                              a director of Continental Airlines, Chase
                                              Bank-Texas, and other business and civic
                                              organizations, and author of The Gospel of
                                              Good Success.

Karen S. Gerstner           Director          Attorney and partner, Davis Ridout Jones and
                                              Gerstner since 2/99. Prior to that she was
                                              an attorney and partner, Dinkins Kelly Lenox
                                              Gerstner & Lamb, LLP Houston, Texas.

Miles Douglas Harper, III   Director          Partner, 8/2000 to date, Associate 1/99 to
                                              7/2000 of the CPA firm Gainer, Donnelly, and
                                              Desroches Prior to that he was Vice
                                              President, Wood, Harper, PC, a CPA firm in
                                              Houston, Texas.

Glen Feagins                Treasurer         Employee of Bridgeway Capital Management
                                              since 1995.

Joanna Schima               Secretary         Employee of Bridgeway Capital Management
                                              since 1993.

*denotes directors who are "interested persons" of the Fund under the 1940 Act.

The address of all of the Directors and Officers of the Fund is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448. The Fund pays an annual retainer of $1,500 and fees of $750 per meeting to directors who are not "interested persons" of the Fund. Such directors are reimbursed for any expenses incurred in attending meetings. During Fiscal Year 2001, the directors received the following compensation:

                                                 Pension or
                                Aggregate        Retirement      Estimated Annual       Total
                              Compensation        Benefits         Benefits Upon     Compensation
Name of Director                from Fund          Accrued           Retirement     from the Fund
Kirbyjon Caldwell(1)             $1,500              N/A                N/A            $1,500(2)
Karen Gerstner                   $6,000              N/A                N/A            $6,000(2)
Miles Douglas Harper, III        $6,000              N/A                N/A            $6,000(2)
John N.R. Montgomery             $    0              N/A                N/A            $    0

(1)Pastor Caldwell joined the Board in fiscal year 2001.

(2)The directors received this compensation in the form of shares of the Fund, credited to his or her account.

THE MANAGEMENT AGREEMENT

Subject to the supervision of the Board of Directors, investment advisory, management and administration services are provided to the Ultra-Small Company and Aggressive Investors I Portfolios by Bridgeway Capital Management, Inc., (the "Adviser") pursuant to an investment management agreement (the "Agreement") dated May 26, 1994; a second investment management agreement dated May 26, 1997 addresses the management of the Ultra-Small Company Tax Advantage Portfolio and the Ultra-Large 35 Index Portfolio; a third investment management agreement dated June 3, 1998 addresses the management of the Micro-Cap Limited Portfolio; a fourth investment management agreement dated June 30, 2001 addresses the management of the Balanced Portfolio; a fifth Investment management Agreement dated August 14, 2001 addresses the management of Aggressive Investors II Portfolio. On April 11, 2001 the first three agreements were extended for another year, and the fourth agreement was approved by the Board of Directors. On August 18, 1999 the first three agreements were amended to incorporate the following expense limitation provisions that had previously been an undertaking of the Adviser. The expense limitation for the Balanced and Aggressive Investors II Portfolios appears in the initial contract.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the following fiscal year ratios:

          Aggressive Investors I                    2.00%
          Aggressive Investors II                   1.90%
          Ultra-Small Company                       2.00%
          Ultra-Small Company Tax Advantage         0.75%
          Ultra-Large 35 Index                      0.15%
          Micro-Cap Limited                         1.90%
          Balanced                                  0.94%

The Adviser is a Texas corporation organized in 1993 to act as Adviser to the Fund and is controlled by John N. R. Montgomery and his family. From 1985 to 1992 John gained extensive experience managing his own investment portfolio utilizing the techniques that he uses in managing the Portfolios of the Fund. John directs the management of the assets of six Bridgeway Portfolios and the selection of the securities that each Portfolio will purchase and sell, although he is assisted by other employees who provide him with research and trading assistance. He has graduate degrees from both the Massachusetts Institute of Technology and Harvard Graduate School of Business Administration. John was a research engineer/project manager at the Massachusetts Institute of Technology, served as an executive with transportation agencies in North Carolina and Texas and founded Bridgeway Capital Management, Inc. in July 1993.

Richard P. Cancelmo, Jr is responsible for managing the assets of the Balanced Portfolio and selecting the securities that the Portfolio will purchase and sell. He is a graduate of Washington and Lee University. Dick has been with Bridgeway since March of 2000 and also manages the equity trading desk at Bridgeway. From 1996 to 2000, he was Portfolio Manager of West University Fund, Inc. and President of Cancelmo Capital Management, Inc. a Houston based investment adviser. Dick has been involved in the securities markets since 1980 when he started his career on the options floor of The Philadelphia Stock Exchange. He later worked for Rotan Mosle, Inc. on their option trading desk and for Paine Webber, Inc.

Under all of the agreements, the Adviser provides a continuous investment program for the Portfolios of the Fund by placing orders to buy, sell or hold particular securities. The Adviser also supervises all matters relating to the operation of the Fund, such as corporate officers, operations, office space, equipment and services.

As compensation for advisory services rendered to the Ultra-Small Company Tax Advantage, Ultra-Large 35 Index and Balanced Portfolios, and the charges and expenses assumed and to be paid by the Adviser as described above, these Portfolios pay the Adviser a base fee computed and payable on or promptly after the last market day of each month at the following annual rate:

         .5% of the value of the Ultra-Small Company Tax Advantage Portfolio's average daily net assets,
         .08% of the value of the Ultra-Large 35 Index Portfolio's average daily net assets, and
         .60% of the value of the Balanced Portfolio's average daily net assets

As compensation for its services rendered and the charges and expenses assumed and to be paid by the Adviser as described above, the Aggressive Investors I, Aggressive Investors II, Ultra-Small Company and Micro-Cap Limited Portfolios pay the Adviser a base fee computed and payable on or promptly after the last market day of each month at the following annual rate:

         .9% of the value of the Portfolio's average daily net assets during such month up to $250,000,000;
         .875% of the next $250,000,000 of such assets; and .85% of such assets over $500,000,000,

except that the fee for the Ultra-Small Company and Micro-Cap Limited Portfolios during the period that a Portfolio's net assets range from $27.5 million to $55 million will be paid as if the Portfolio had $55,000,000 under management (that is, $55 million times .009 equals $495,000), subject to a maximum 1.49% annual rate.

For purposes of calculating such fee, average daily net assets shall be computed by adding the total asset values less liabilities of each Portfolio as computed by the Adviser each day (during the month and dividing the resulting total by the number of days in the month). Expenses and fees of each Portfolio, including the advisory fee, will be accrued daily and taken into account in determining net asset value. For any period less than a full month during which this agreement is in effect, the fee shall be prorated according to the proportion that such period bears to a full month.

The Aggressive Investors I and Micro-Cap Limited Portfolios base fee described above will be adjusted each quarterly period (as defined below) by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment rate percentage as described below. The resulting advisory fee rate will then be applied to the average daily net asset value of the Fund for the succeeding quarterly period. The advisory fee will be accrued daily and paid monthly.

The performance adjustment rate shall vary with the Fund's performance as compared to a benchmark index and will range from -0.7% to +0.7%. The benchmark index for the Aggressive Investors I and Aggressive Investors II Portfolios is the capitalization weighted Standard & Poor's 500 Composite Stock Price Index with dividends reinvested (hereinafter "S & P 500 Index") and for the Micro-Cap Limited Portfolio is the CRSP Cap-Based Portfolio 9 Index with dividends reinvested. The performance rate adjustment will be calculated at 4.67% (Aggressive Investors I and Aggressive Investors II) and 2.87% (Micro-Cap Limited) of the difference between the performance of the Portfolios and that of the Index, except that there will be no performance adjustment if the difference between the Portfolio performance and the benchmark Index performance is less than or equal to 2%.

The performance period shall consist of the most recent five-year period ending on the last day of the quarter (March, June, September and December) that the New York Stock Exchange was open for trading. For example, on February 15, 2006, the relevant five-year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

The performance of the benchmark index will be the 5-year percentage increase (or decrease) in the S & P 500 Index /CRSP Cap-Based Portfolio 9 Index with dividends reinvested. The Portfolio performance will be the percentage increase (or decrease) of the portfolio net asset value per share over the performance period and will be calculated as the sum of: 1) the change in the portfolio unit value during such period, 2) the unit value of portfolio distributions from income or capital gains (long or short term) having an ex-dividend date occurring within the performance period and assumed to have been reinvested at the net asset value on ex-date, and 3) the unit value of capital gains taxes paid or accrued during the performance period of undistributed realized capital gains, if any. Thus, the Fund performance will be in accordance with SEC standardized total return formula.

The adjustment to the Basic Advisory Fee will not be cumulative. For example, an increased fee could result even though the performance of the Fund over some period of time shorter than the Performance Period has been behind that of the Index.

As indicated above, the Fund's expenses (including the monthly Basic Advisory fee) will be accrued daily. The performance adjustment for each performance fee period will be computed monthly and accrued daily in the subsequent monthly period and taken into account in computing the daily net asset value of a Fund Portfolio's share. However, the expenses in excess of any maximum expense limitation that is assumed by the Fund's Adviser if any, shall not be accrued for the purpose of computing the daily net asset value of a Fund share.

Since the Micro-Cap Limited Portfolio does not have a five-year operating history, the performance rate adjustment will be calculated as follows during the initial five-year period:

From July 1, 1999 through June 30, 2003, the performance rate adjustment fee will be calculated based upon a comparison of the investment performance of the Portfolio and the benchmark index over the number of quarters that have elapsed since June 30, 1998. Each time the performance adjustment fee is calculated, it will cover a longer time span, until it covers a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

For the last three fiscal years ending June 30 and in accordance with the management fee schedules described above, the Adviser waived and reimbursed the following fees from each of the Portfolios:

                               Advisory Fee Per                                Waived
   Portfolio By Fiscal Year        Contract        Expense Reimbursement    Advisory Fees    Waived Accounting Fee
   Ultra-Small Company
      6/30/01                      $495,000                  $0                  $0                    $0
      6/30/00                      $495,000                  $0                  $0                    $0
      6/30/99                      $495,000                  $0                $86,675                 $0
   Ultra-Small Company
   Tax Advantage
      6/30/01                      $25,992                   $0                $25,992              $18,667
      6/30/00                      $10,629                 $4,814              $10,629              $10,006
      6/30/99                      $ 6,753                 $8,015              $ 6,753              $ 7,861
   Aggressive
      6/30/01                     $2,225,937                 $0                  $0                    $0
      6/30/00                      $308,915                  $0                $2,632                  $0
      6/30/99                      $ 14,577                  $0                  $0                    $0
   Ultra-Large 35 Index
      6/30/01                       $5,397                 $7,578              $5,397               $23,208
      6/30/00                       $4,675                 $4,023              $4,675                $9,838
      6/30/99                       $1,754                 $6,444              $1,754                $8,160
   Micro-Cap Limited
      6/30/01                      $554,698                  $0                $68,717                 $0
      6/30/00                      $283,892                  $0                $83,409                 $0
      6/30/99                      $ 99,314                  $0                  $0                    $0

The Net Advisory Fees were paid at the end of each month after the earned fee was adjusted for any expense overage in accordance with the Adviser's undertaking to maintain an expense ratio at or below 2.0% for Aggressive Investors I and Ultra-Small Company, 0.75% for Ultra-Small Company Tax Advantage, 1.9% for Micro-Cap Limited and 0.15% for Ultra-Large Index.

In addition to the fee payable to the Adviser, the Fund is responsible for its operating expenses, including: (1) the charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, securities and other property, (2) the charges and expenses of bookkeeping personnel, auditors, and accountants, computer services and record keeping, (3) the charges and expenses of any transfer agents and registrars appointed by the Fund, (4) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party, (5) all taxes and corporate fees payable by the Fund to federal, state or other government agencies, (6) fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and qualifying its shares under state or other securities laws, including the preparation and printing of prospectuses used for these purposes and for shareholders of the Fund, (7) all expenses of shareholders' and directors' meetings and of preparing and printing reports to shareholders, (8) charges and expenses of legal counsel for the Fund in connection with legal matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund's corporate existence, corporate and financial structure and relations with its shareholders, registrations and qualifications of securities under federal, state and other laws, issues of securities and expenses which the Fund has herein assumed, (9) compensation of directors who are not interested persons of the Adviser, (10) interest expense, (11) insurance expense, and (12) association membership dues.

The Adviser will not be liable to the Fund for any error of judgment by the Adviser or any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Fund acts as the distributor of its shares pursuant to a 12b-1 Plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."

The Agreements were first approved by the Board of Directors on January 17, 1994, March 19, 1997, and February 27, 1998, and amended on April 30, 1997 by a majority of the Directors who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or any other agreement related thereto ("Independent Directors"). The continuation of the current contracts was approved on April 11, 2001 for another year, and they will continue in effect through June 30, 2002. If not terminated, the Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (1) by a majority vote of the independent Directors cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Board of directors or by vote of a majority of the outstanding voting securities of the Fund.

The Agreement is terminable by vote of the board of directors or by the holders of a majority of the outstanding voting securities of a Fund Portfolio at any time without penalty, on 60 days written notice to the Adviser. The Adviser also may terminate the Agreement on 60 days written notice to the Fund. The Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

In addition to the stringent code of ethics described on page 30 of the prospectus, the Adviser has a unique mission statement that sets it apart from others in the industry:

         OUR MISSION is to:

               o support charitable service,
               o nurture educational causes,
               o improve the quality of community life, and
               o oppose and alleviate the effects of genocide and oppression.

         OUR ROLE in this effort is primarily, but not exclusively, a financial one. As stewards of others' money, we strive to:

               o uphold the highest standards of INTEGRITY.
               o maintain a long term risk-adjusted investment PERFORMANCE
                 RECORD in the top 5% of investment advisers,*
               o achieve a superior (efficient) COST structure, and
               o provide friendly, quality SERVICE.

         OUR GREATEST RESOURCE is people. Recognizing this, we strive to:

               o create a positive, fun and challenging atmosphere,
               o provide fair compensation commensurate with performance,
               o give regular, peer feedback,
               o spend resources lavishly on hiring and training, and
               o value the family.

*The Adviser cannot promise future performance levels, nor do past results guarantee future returns. However, the Adviser and the Fund have committed to clearly communicating performance versus industry benchmarks in each report to shareholders.

The Adviser is also committed to donating a majority of its own investment advisory fee profits to charitable and non-profit organizations. To maximize this objective, the adviser seeks a superior cost structure. There are no expensive perks or luxurious offices. The quantitative investment methods used do not require a large research staff. Employees are paid commensurate with performance and market salary scales, but subject to the following cap: the total compensation of the highest paid employee can not be more than seven times that of the lowest paid employee. The Adviser believes these policies should also contribute to lower Fund expense ratios as assets grow.

Compensation Disclosure

Bridgeway annually discloses the compensation of its founder and portfolio manager, John Montgomery. The following amounts are taken from Bridgeway Capital Management's unaudited financial records and John's W-2:

                                           Capital
                       SEP/IRA          Contributions/
Year      Salary    Contribution     Distributions(1)(2)
1993                                      (211,000)
1994                                      (217,000)
1995      70,284                           (10,000)
1996      29,833                           (12,000)
1997     158,041                             8,200
1998      93,096                                 0
1999     224,421       13,612               32,107
2000     278,265       13,729              422,387

         (1) John helped capitalize Bridgeway Capital Management with personal funds and a personal loan in 1993 and 1994. The distributions from 1997 through 2000 were to reimburse John for interest and principal on the personal loan amount only. The final distribution for this purpose was made in 2000. There have been no such distributions in calendar year 2001 and none are anticipated in future years.

         (2)As an "S" Corporation, Bridgeway Capital Management's federal taxes are paid at the individual rather than corporate level. Bridgeway Capital Management distributes an amount to Bridgeway Capital shareholders to cover these taxes at the maximum individual tax rate. These distributions are not included in this table.

John's compensation is affected by the Fund Portfolio's performance in two ways. First, Aggressive Investors I Portfolio, Aggressive Investors II Portfolio and Micro-Cap Limited Portfolio have performance-based fees which range from 0.2% to 1.6% of net assets, depending on trailing five-year performance relative to a market benchmark. This dramatically affects the total revenues to and profits of Bridgeway Capital Management, of which John is majority shareholder. The second and more direct way that John's compensation is tied to Fund performance is through his salary. Salaries for all full-time Bridgeway employees, including John, have a component tied to profitability of the Adviser and a component tied to personal performance. The profitability of the Adviser is a function of Portfolio performance through the performance-based fee. John's personal performance is a function of specific goals, which are integrity (weighted 15%), investment performance (weighted 50%), efficiency (weighted 15%), service (weighted 10%) and external communications (weighted 10%). The investment performance of the Portfolios thus comprises half of the evaluation score that determines his salary.

SECURITY SELECTION PROCESS

The equity securities in which the Fund invests consist of common stock, although the Fund reserves the right to purchase securities having characteristics of common stocks, such as convertible preferred stocks, convertible debt securities or warrants, if such securities are deemed to be significantly undervalued and their purchase is appropriate in furtherance of each Portfolio's objective as determined by the Adviser.

The rating of any convertible preferred stocks, convertible debt, or other debt securities held by the Fund will be in the highest three levels of "investment-grade," that is, rated A or better by either Moody's Investors Service, Inc. or Standard & Poor's Corporation, or, if unrated, judged to be of equivalent quality as determined by the Adviser. The Fund may also invest in the following debt securities: 1) those which are direct obligations of the U.S. Treasury (e.g. Treasury bonds or bills), 2) those supported by the full faith and credit of the United States (e.g. "GNMA" certificates) and 3) those supported by the right of the issuer to borrow from the U.S. Treasury (e.g. "FNMA" securities).

After the first year of operation, the Balanced Portfolio may invest a portion of its fixed income securities portfolio in bonds below investment grade. Non-investment grade debt obligations ("lower-quality securities") include (1) bonds rated as low as C by Moody's Investors ("Moody's"), Standard & Poor's Ratings Group ("S&P") and comparable ratings of other nationally recognized statistical rating organizations ("NRSROs"); (2) commercial paper rated as low as C by S&P, Not Prime by Moody's and comparable ratings of other NRSROs; and
(3) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative and present a significant risk for loss of principal and interest.

It is expected that short-term money market securities would normally represent less than 10% of the Fund's total assets. However, in the event future economic or financial conditions adversely affect equity securities of the type described above, the Fund may take a temporary, defensive investment position and invest all or part of its assets in such short-term money market securities. These short-term instruments include securities issued or guaranteed by the U.S. Government and agencies thereof.

DISCLAIMER--CENTER FOR RESEARCH IN SECURITY PRICES

Bridgeway Ultra-Small Company Tax Advantage Portfolio is not sponsored, sold, promoted or endorsed by University of Chicago's Center for Research in Security Prices (CRSP), the organization, which created and maintains the CRSP Cap-Based Portfolio 10 Index. CRSP makes no representation or warranty, express or implied, about the advisability of investing in securities generally, or in any Bridgeway Fund portfolio specifically. CRSP has no obligation or liability with respect to the Fund portfolio or its shareholders.

PORTFOLIO TRANSACTIONS AND BROKERAGE

For the purchase and the sale of securities held in the portfolios of the Fund, the Adviser shall select broker-dealers ("brokers") that, in its judgment, will provide "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized by the Management Agreement to consider the reliability, integrity and financial condition of the broker.

Commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided. The Adviser shall be prepared to show that commissions paid (1) were for services contemplated by the Management Agreement; (2) were for services which provide lawful and appropriate assistance to its decision-making process; and (3) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

The vast majority of Fund brokerage services are placed on the basis of best price and execution. Occasionally, a broker will bring information to the Adviser that represents valuable additional information, usually on a security already owned by the Fund. In this case, the Fund may pay the normal institutional brokerage rate, which is significantly higher than the deeply discounted rate that the Fund normally pays.

The services discussed above may be in written form or through direct contact with individuals. In its last three fiscal years ending June 30, the Fund's Portfolios paid brokerage commissions as follows:

                                                      Brokerage Commissions Paid

         Portfolio                          6/30/2001    6/30/2000    6/30/1999    6/30/1998

Aggressive Investors I                     $  217,400   $   26,267   $    9,779   $    9,779
Ultra-Small Company                        $   74,184   $   44,847   $   56,559   $   86,896
Ultra-Small Company Tax Advantage          $   27,069   $    2,205   $    1,426   $    4,078
Micro-Cap Limited                          $   46,607   $   18,875   $   14,008          n/a
Ultra-Large 35 Index                       $    1,707   $    2,699   $      652   $       86
                                           ----------   ----------   ----------   ----------
Total                                      $  366,967   $   94,893   $   82,424   $  100,839

It is the Adviser's present policy is to (1) conduct essentially all of its own financial research and (2) not to pay soft dollar commissions of any kind. The Adviser will inform the Fund's Board of Directors of any changes to this policy.

NET ASSET VALUE

The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) each business day that the Exchange is open for business. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days:
New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

The net asset value per share of each of the Fund's Portfolios is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of Portfolio shares outstanding at such time.

Portfolio securities (other than options) that are principally traded on a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange or, in the absence of recorded sales, at their current bid price (long position) or asked price (short positions.) Options are valued at the average of the closing bid and asked quotations. All securities for which market quotations are not readily available are valued at fair value as determined in good faith using policies approved by the Board of Directors.

REDEMPTION IN KIND

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash. The Fund has elected to be governed by Rule 18F-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

TAXATION

For the current and all subsequent fiscal years, the Fund intends to elect to be and to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code"). In each taxable year that the Fund so qualifies, the Fund will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income and net short term capital gains) and net capital gains that are distributed to shareholders. Since the Fund intends to engage in various hedging transactions, under various provisions of the Code, the result of such transactions may be to change the character of recognized gains or losses, accelerate the recognition of certain gains and losses and defer the recognition of certain losses.

In order to qualify for treatment as an RIC, the Fund must distribute annually to its shareholders at least 90% of its investment company taxable income and must meet several additional requirements. They include (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to it business of investing in securities or currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund, and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31st of that year, plus certain other amounts.

DIVIDENDS AND DISTRIBUTIONS

Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gains (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

Withholding
The Fund is required to withhold 20% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold 31% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

PERFORMANCE INFORMATION

Total Return
Average annual total return quotations, used in the Fund's printed materials, for the 1, 5 and 10 year periods (when available) ended on the date of the most recent balance sheet included in the registration statement are determined by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, by the following formula:

                               P(1 + T)(n) = ERV

where "P" equals hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 years periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

Any disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which average total return is calculated.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.


Yield
Annualized yield quotations based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's registration statement, and used in the Fund's advertising and promotional materials are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[((a-b) + 1)(6) - 1]
                                       cd

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, (net of reimbursements); "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends and "d" equals the maximum offering price per share on the last day of the period.

Any such disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which yield is calculated.

Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if not, the maturity date.

Other Information
The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), or Mutual Funds Magazine; Fund rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, Morningstar or CDA; and advertising and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money, Forbes, Value Line, Business Week, Financial Word and Barron's.

ALLOCATION OF TRADES TO CLIENTS

The Bridgeway Capital Management, Inc. ("the Adviser") seeks to minimize trading cost (commission and execution cost) without unfairly favoring any one client. However, unlike Bridgeway Fund, not all clients have access to all brokers, since this would generally cost the client 0.25% annually in custodian fees. To avoid this expense for non-fund clients, and to provide for an allocation of trades which is fast, fair and documented, the Adviser will allocate trades as follows:

1. When the Adviser has access to perceived superior trading at Instinet (or other trading network), it may execute trades at this network for all clients who have an account with a custodian. Other (broker specific) clients may not receive as good a price, but this may be offset by a lower
     (zero) custodial cost to them.

2. When the Adviser can obtain the same price for all clients, the allocation is fair. The Adviser will not document such trades separately.

3. When different brokers execute trades on the same day at different prices, or across multiple trading days, the Adviser will favor clients on a rotating basis. The initial client sequence will be reset on June 15 and December 15 each year by random number generator. The Advisor will document this rotation in a separate file, which includes the trade date, security and client at the top of the rotation list. The prices received will not be reconciled or averaged between separate clients. Sell orders from Bridgeway Capital Management or Bridgeway Charitable Foundation resulting from previous redemptions in kind will always be moved to the bottom of the rotation; thus, they will receive lowest priority.

4. If there is an outstanding order from a previous day, (for example, due to trades generated by cash flows in an individual account) that order will remain first in sequence; new orders will follow the rules above. In other words, new orders will not "bump" outstanding orders. The sole exception to this is that sell orders from Bridgeway Capital Management and Bridgeway Charitable Foundation will be moved to the very bottom of the rotation; thus, they will be "bumped."

5. However, if the trade is a sell and a client has the opportunity to take a tax loss on a tax lot that will become long-term soon, this client or clients will get priority overriding procedure number 3. For purposes of this procedure, "soon" will mean the length of time the Adviser believes is needed to complete the trade. Likewise, if a client has the opportunity to offset capital gains with a capital loss before a key date (calendar-, fiscal- or excise tax-year end), this client or clients will also get priority overriding procedure number 3.

6.   Procedure 1 will frequently, but not always override procedure 3.

GENERAL INFORMATION

The Fund, incorporated in the State of Maryland on October 19, 1993 is authorized to issue 1,000,000,000 shares of common stock, $.001 par value (the "Common Stock"). Shares of the Fund, when issued, are fully transferable and redeemable at the option of the Fund in certain circumstances as described in the Fund's Prospectus under "How to Redeem Shares." All Fund shares are equal as to earnings, assets and voting privileges. There are no conversion, pre-emptive or other subscription rights. Under the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Each share of each series of the Fund's outstanding shares is entitled to share equally in dividends and other distributions and in the net assets belonging to that series of the Fund on liquidation. Accordingly, in the event of liquidation, each share of the Fund's common stock is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. The shares of the Fund do not have cumulative voting rights for the election of Directors.

It is not contemplated that regular annual meetings of shareholders will be held. No amendment may be made to the Articles of Incorporation without the affirmative vote of the holders of more than 50% of the Fund's outstanding shares. There normally will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. The Fund has undertaken to afford shareholders certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Fund. The directors are required to call a meeting of shareholders for the purpose of voting on the question of removal of any director when requested in writing to do so by shareholders of record of not less than 10% of the Fund's outstanding shares. The directors will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders.

PricewaterhouseCoopers LLP serves as the independent auditors of the Fund. Firstar Bank N.A. acts as custodian of the Fund's assets. The Fund acts as its own accounting and shareholder servicing agent and its own distributor. Shareholder inquiries should be directed to the Fund at the address and telephone number indicated on the cover page of this Statement of Additional Information.

Shareholders owning more than 5% of the outstanding shares of each portfolio of the Fund as of June 30, 2001 are listed below, followed by the total percentage ownership of all officers and directors of Bridgeway Fund, Inc.

                                                                                        Ownership
                                                       -------------------------------------------------------------------------
                                                                                   Ultra-
                                                                                   Small
                                                                        Ultra-     Company       Ultra-      Micro-
                                                       Aggressive       Small        Tax          Large       Cap
Name                          Address                  Investors I     Company    Advantage     35 Index     Limited    Balanced

Charles Schwab & Co.,       101 Montgomery St.            24.4%                     23.3%          8.0%
Inc. Special Custody        San Francisco, CA
Account for the Benefit     94101
of Customers

Bridgeway Capital           5615 Kirby Drive                                         5.7%                                  9.5%
Management, Inc.            Suite 518
                            Houston, TX  77005

Richard P. Cancelmo, Jr.    3030 University Blvd.                                                                          5.4%
                            Houston, TX  77005

Donaldson, Lufkin  &        P. O. Box 2052                12.1%                     17.6%                      23.3%
Jenrette Securities Corp.   Jersey City, NJ
                            07303

Eternity LTD.               P O Box N-7776                                                                     25.1%
                            Nassau, Bahamas

E*Trade Securities          Four Embarcadero              12.0%                     8.60%         20.9%        10.5%
                            Pl., 2400 Geng Rd
                            Palo Alto, CA  94303

National Financial          One World Fin'l Ctr.          23.1%          10.5%      11.1%         34.8%        10.6%
Services Corp.              New York, NY  10281

National Investors          55 Water Street                8.0%           5.0%      24.2%         28.3%         7.8%
Services Inc.               32nd Floor
                            New York, NY
                            10041-3299

All officers/directors                                     0.1%           0.5%                     0.4%         0.1%

FINANCIAL STATEMENTS

The Fund's 2001 Annual Report to Shareholders was mailed to shareholders on August 29, 2001; it will be sent to any other interested parties upon written request to the Fund. It is incorporated here by reference. It can also be located at the Fund's email address www.bridgewayfund.com.

     August 28, 2001                                June Quarter - Annual Report

     Dear Fellow Aggressive Growth Shareholder,

     Hooray! Our portfolio was up 10.8% in the June quarter compared to 5.9% for the S&P 500, our primary market benchmark. It was the first quarter since March 2000 that the S&P 500 had a positive return. Over the last year our Portfolio was down 9.4% compared to the S&P 500 decline of 14.8%. Technology stocks were hit particularly hard over the last year, as demonstrated by the NASDAQ Composite's 45.4% drop over the same period. While I never like seeing negative numbers, I am pleased that we held up relatively well.

     For our Portfolio's fiscal year ending June 2001, we ranked 22nd of 211 aggressive growth funds, based on data from Morningstar. For the last five-year period, the Bridgeway Aggressive Growth Portfolio ranked 2nd of 95 aggressive growth funds. We are now halfway through our sixth straight calendar year of beating both the average aggressive growth fund and the average mid-cap growth fund, according to data from Morningstar. I like that kind of consistency. On a broader note, each of Bridgeway Fund's three actively managed equity portfolios now has the maximum "five stars" from Morningstar as of the date of this letter. I like that kind of consistency, too.

     Performance Summary

     TRANSLATION: We beat our primary market benchmark and our peer group of Lipper Capital Appreciation Funds by a significant margin during each of the last quarter, year, five-year and inception-to-date periods. After trailing the large companies for a number of years, small companies (as represented by the Russell 2000 Index) finally made a relative comeback in the last year to eke out a small positive return and beat our Portfolio. However, our average annual return since inception is still more than twice that of small stocks.

     The table below presents our June quarter, one-year, five-year and life-to-date financial results according to the formula required by the SEC. The graph presents the growth of $10,000 invested in the Portfolio and each of three benchmarks since inception on August 5, 1994.


                                                  June Qtr.       1 Year       5 Years    Life-to-Date
                                                    4/1/01        7/1/00      7/1/96 to     8/5/94 to
                                                  to 6/30/01    to 6/30/01    6/30/01(3)   6/30/01(3)
                                                  ----------    ----------    ----------  ------------
       Aggressive Growth Portfolio                    10.8%         (9.4)%       29.5%       30.4%
       S&P 500 Index (large companies)(1)              5.9%        (14.8)%       14.4%       17.4%
       Russell 2000 (small companies)(1)              14.4%          0.7%         9.6%       12.9%
       Lipper Capital Appreciation Funds(2)            8.0%        (18.1)%       11.0%       14.3%

         (1) The S&P 500 and the Russell 2000 are unmanaged indexes of large and small companies, with dividends reinvested. (2) The Lipper Capital Appreciation Funds reflect the aggregate record of more aggressive domestic growth mutual funds, as reported by Lipper Analytical Services, Inc. (3)Five year and life-to-date returns are annualized; quarterly returns are not annualized. Past performance does not guarantee future returns.

     Detailed Explanation of Quarterly Performance

     TRANSLATION: Our bias in the direction of smaller companies and growth companies helped our performance this quarter. Our best-performing stocks were from a broad cross-section of the economy, while a number of our worst performers were in the oil and gas industry.

     For the first time in over a year, growth stocks (those with fast increasing sales and/or earnings) led value stocks (those priced cheaply relative to some financial measures of worth). However, the most dramatic market trend in the quarter was the outstanding performance of smaller stocks. Both of these trends helped our Portfolio to some degree in the current quarter.

     In contrast to recent quarters, no one industry or sector accounted for the majority of our good performance. Our top five stocks were from the Internet, telecommunications, leisure, oil and gas and biotechnology. You could say this was a "stock picker's" quarter; our strategy of seeking to buy one good stock at a time worked pretty well.

     One industry was a significant drag on our portfolio performance in the quarter, and that was energy. Oil and gas was our single largest industry coming into the June quarter, and declining oil prices resulted in a major "retreat" for these stocks. Fortunately, two of our energy holdings, Triton Energy (up 74%) and Ultramar Diamond (up 31%), were the targets of potential mergers.

     Detailed Explanation of Fiscal Year Performance--What Went Well

     TRANSLATION: As was true in the broader market, our smaller stocks in many different industries came through for us in the recent fiscal year.

     The full fiscal year ending June 30 was similar to the record of the June quarter. Our best performers spanned broad segments of the economy. Here's the list of our best performers:

          Rank   Description                                Industry                      % Gain
          ----   -----------                                --------                      ------
           1     Register.com                               Internet                       139.4%
           2     Professional Detailing Inc.                Commercial Services             92.1%
           3     Direct Focus Inc.                          Leisure Time                    88.9%
           4     Arkansas Best Corp.                        Transportation                  70.9%
           5     Bio-Technology General Corp.               Biotechnology                   70.6%
           6     Christopher & Banks Corp.                  Retail                          62.2%
           7     Taro Pharmaceuticals Industries            Pharmaceuticals                 56.5%
           8     Ultramar Diamond Shamrock                  Oil & Gas                       50.1%

     I can't imagine a more diverse list than this. Perhaps most surprising is that in a period in which Internet stocks were trounced in the market, our top performer was in this industry. However, unlike many, Register.com is a real company with real revenues and real earnings. Growth has been strong. We purchased it last fall at an average price under $6 when Internet stocks were being pounded. We added more in January and February at about $7 per share. In June the stock price took off and ended the quarter at $15.49. As the name implies, Register.com has a web site that helps people register domain names.

     Detailed Explanation of Fiscal Year Performance--What Didn't Go Well

     TRANSLATION: Our worst performing stocks were concentrated heavily in technology. We didn't completely "sidestep" the "tech wreck" of the last year, but our holdings in technology were much more limited than in 2000.

     A number of stocks declined by more than 50%:

          Rank   Description                             Industry                        % Loss
          ----   -----------                             --------                        ------
           1     Unify Corp.                             Software                        (93.7)%
           2     I2 Technologies Inc.                    Internet                        (75.3)%
           3     Akamai Technologies Inc.                Internet                        (74.4)%
           4     Mercury Interactive                     Software                        (70.4)%
           5     Zomax Inc./MN                           Entertainment                   (68.1)%
           6     Applera Corp.-Celera Genomics           Biotechnology                   (61.4)%
           7     Brio Technology Inc.                    Software                        (57.2)%
           8     Lamson & Sessions Company               Electrical Comp. & Equip.       (57.1)%
           9     IdeaMall Inc.                           Retail                          (55.6)%
           10    Pegasus Solutions Inc.                  Leisure Time                    (54.1)%

     This is not a very pretty list, and it definitely took its toll, but fortunately no company was a larger "core" holding.

     Top Ten Holdings

     Our top ten holdings represented 31.2% of the Portfolio net assets on June 30, 2001. This is lower than normal and reflects the lack of a "core holding" at the end of the quarter. Put another way, the level of diversification is currently stronger than normal.

     As this list indicates, we now also have the lowest exposure to technology of any time I can remember. This was not due to any overarching decision about how to construct the Portfolio; it is simply the result of the sum total of many individual "stock picks" by our various models. Technology comprised 10.4% of the Portfolio on June 30, energy accounted for 17.5%, and consumer cyclical accounted for 30.6% (roughly half of which was homebuilders).


                                                                                            Percent of
             Rank   Description                            Industry                         Net Assets
             ----   -----------                            --------                         ----------
              1     New York Community Bancorp Inc.        Savings & Loans                     4.0%
              2     Quest Diagnostics Inc.                 Healthcare-Services                 3.4%
              3     Enzon Inc.                             Biotechnology                       3.4%
              4     NVR Inc.                               Home Builders                       3.2%
              5     MDC Holdings Inc.                      Home Builders                       3.1%
              6     Chico's FAS Inc.                       Retail                              3.0%
              7     Direct Focus Inc.                      Leisure Time                        2.9%
              8     Beazer Homes USA Inc.                  Home Builders                       2.7%
              9     Lennar Corp.                           Home Builders                       2.7%
              10    AremisSoft Corp.                       Software                            2.6%
                                                                                              ----
                                                                                              31.2%

     Disclaimer

     The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2001; security positions can and do change thereafter.

     The "Closing Fund Taboo":  How has it worked at Bridgeway?

     TRANSLATION: Most funds have sub-par performance after closing to new investors. So far, this has not been the case for the two closed Bridgeway portfolios. Overall, we have continued to "beat the market" on a cumulative basis through June 2001.

     A few years ago, several articles documented the sub-par record of funds in the years after their closing to new investors. The title of a Wall Street Journal article in March, 1998 stated bluntly: "Warning: Don't Jump Into Closing Funds." Morningstar has documented this phenomenon with a study of 50 funds closed during the 1990's. More than three years after the closing of our first fund, it's fair to ask, "How have Bridgeway shareholders fared after the event of closing a fund?"

     From the date of closing Ultra-Small Company Portfolio on June 30, 1998, our fund has delivered an average annual return of 15.7% through June of this year. By comparison, the Russell 2000 Index of small companies returned 5.3% and the CRSP Cap-Based Portfolio 10 Index (our primary market benchmark of similar size companies) returned 5.7%. It is true that for a number of months following closing we lagged the market. Indeed, 1998 was the only full calendar year this Portfolio has underperformed the Russell 2000 or the CRSP Index.

     If most funds under-perform in the years following a closing and ours didn't, it's fair to ask, "Why do most funds lag after closing?" I think the answer to this is twofold. First, most funds, including ours, closed after a particularly strong run in performance. In our prospectus we had committed to close at $27.5 million, and we reached this near a market "top" for smaller, value-oriented companies. It's not unusual for a particular market niche to have a "cooling off period" following a particularly strong run. I think this happens at the time of many fund closings, and it means that the ensuing year or two after may not be as strong. I do think this was true for Ultra-Small Company shareholders for the period immediately following our closing. It also corresponded with the worst period for ultra-small companies in over 25 years. Fortunately, this period was short-lived and the shareholders who stuck with us have done very well overall.

     The second answer to the question "Why do funds lag after closing" is that most fund families close their funds after "the horse has already left the barn." By this I mean that they wait until the funds are already bloated with cash before closing. (When a fund gets too large, it becomes increasingly difficult to buy shares of smaller companies without adversely affecting the stock price.) At Bridgeway, we close at a level at which we believe we can continue to grow assets by appreciation for many years before the fund reaches the level where size is a major drag on performance.

     We closed our second portfolio, Bridgeway Micro-Cap Limited, on August 21, 2000. Since then, the Portfolio has returned 23.0%, versus 0.7% for the Russell 2000 and approximately 2.7% for the CRSP Cap-Based Portfolio 9 Index (its primary market benchmark). While an attractive record, this period is too short a time from which to draw any conclusions.

     At this point you may be wondering why I am including such a long section on this topic since Aggressive Growth Portfolio is not closed to new investors. When we started Aggressive Growth, we did not commit to closing it at any particular level, but we did say we would study an appropriate closing level as assets approached $300 million. We still have made no decisions about a specific closing level, but I can tell you that we are definitely studying the issue now that net assets are at $270.5 million. After closing to new investors, I do expect to leave this Portfolio open to then-current investors such as yourself (although this is a decision made by the full Board of Directors, not myself). We do not plan to pre-announce a closing date.

     The Worst Thing That Happened in Fiscal Year 2000

     TRANSLATION: For Bridgeway as a whole, the worst thing that happened over the last year was the performance of our socially screened fund, now named the Calvert Large Cap Growth Fund. Just as 1998 was the worst year in 25 years for smaller company value-oriented funds (including Bridgeway Ultra-Small Company Portfolio), the most recent fiscal year was the worst in 25 years for large company growth funds. Even though we slightly beat the average of large growth funds (our "competition"), we underperformed the S&P 500 by a wide margin. It was our first year of negative performance for this fund and I had really hoped to do much better in such a bear market.

     Highlighting in each annual report the worst thing that happened at Bridgeway in the course of the last year is a Bridgeway tradition. We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments. We want to learn everything we can from them, and it's impossible to do so if they are not acknowledged and in open view. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. When I make mistakes, I'm committed to learning from them and not repeating them. As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them. I think we've done an excellent job of not repeating the "negatives" that we highlight.

     At the head of the list of what didn't go well in the last year was the large decline of the Calvert Large Cap Growth Fund, for which Bridgeway serves as sub-advisor (that is, we do the financial research and buy and sell stocks for the fund). During the period from March 30, 2000 to March 30, 2001, the Lipper Large Cap Growth Fund Index declined a huge 33.3%. This was the worst showing for this category in over 25 years. Our fund did slightly better, down 27.8%, but still much worse than the 14.8% decline of the S&P 500. We really tried the patience of these shareholders (I am one), and I don't feel good about this performance. The experience of calendar year 1998 with Bridgeway Ultra-Small Company Portfolio and in fiscal year 2001 with the Calvert fund--that of a concentrated, severe bear market--suggests an area of research for our firm. While our philosophy is one of holding through the short-term market declines, I think we can do better than this showing. I'm working to do a better job next time.

     Leading the Market on a Cumulative Basis

     One interesting statistic on Bridgeway is that every actively managed Bridgeway portfolio, except for the Calvert Large Cap Growth Fund above, is beating its primary market benchmark on a cumulative basis since inception. In the last quarter we made good progress to get the Calvert fund back "above the market line;" on a cumulative basis we lagged it by 1.1% at the end of June. Here's our record in the format required by the SEC, including our primary market benchmarks:

                                                                              Since       Date of
          Portfolio                                1 year       5 years     Inception    Inception
          ---------                                ------       -------     ---------    ---------
          Aggressive Growth                         (9.4)%       29.5%        30.4%       8/5/1994
          Calvert Large Cap Growth                 (27.8)%       14.7%        17.2%       8/5/1994
          S&P 500                                  (14.8)%       14.4%        17.4%

          Ultra-Small Company                       25.0%        18.2%        21.7%       8/5/1994
          CRSP "10" Index                            2.0%         8.4%        12.8%

          Micro-Cap Limited                         33.6%         N/A         30.0%       7/1/1998
          CRSP "9" Index                             3.9%         N/A         10.0%

          Ultra-Large 35 Index Portfolio           (16.6)%        N/A         10.6%      7/31/1997
          Ultra-Large 35 Index                     (16.2)%        N/A         10.4%
          S&P 500                                  (14.8)%        N/A          8.0%

          Ultra-Small Co. Tax Advantage              9.8%         N/A         10.0%      7/31/1997
          CRSP "10" Index                            2.0%         N/A          3.7%

     Very few fund families can boast a diversified offering of products with such market-beating performance since inception. Our three actively managed funds each now carry the maximum "five stars" from Morningstar. Our two passively managed funds are, respectively, the top performing large-cap index fund and the top performing small-cap passively managed fund over the trailing three-year period. We can't make representations about future performance, but we will keep working to make it happen.

     Your Board of Directors

     One thing you may not know about the structure of a mutual fund is that a board of directors, a majority of whom are not affiliated with (or employed by) the adviser, oversees the policies and operations of the fund. Essentially, the Fund has no employees. The Board hires an investment adviser to manage all operations of the fund, from making investment decisions to pricing fund shares daily to filing federally required documentation. In my opinion, the Board's single most important job is reviewing and approving a contract between the fund and a fund management company. For example, on April 11, Bridgeway Fund's Board of Directors approved continuing the management contract for another year with Bridgeway Capital Management, the "adviser" of the Fund. The Board plays a very important role. Really, its only role is looking out for shareholder interests. I thought you'd be interested to know more about your board members.

     Karen S. Gerstner is an attorney and partner with Davis Ridout Jones and Gerstner in Houston. She specializes in estate planning and litigation. With her legal background, Karen brings an oversight both in the protection of the fund in areas of liability and in the interests of shareholders for the care of their personal assets. She is very sharp, detail oriented and extremely conscientious. Karen's J.D. is from Case Western Reserve University School of Law in Cleveland, Ohio. Among her board directorships are three non-profit organizations: the Houston Center for Hearing and Speech Foundation, the Exchange Club and St. Andrews Presbyterian Church. Miles D. Harper, III is a partner in the CPA firm, Gainer, Donnelly and Desroches in Houston. His accounting and tax backgrounds have been valuable in guiding the Board's decisions in the areas of finance, audit and accounting systems. Miles is also on the board of the Calvert Large Cap Growth Fund. Karen and Miles have both been invaluable in getting Bridgeway staff to think through the ramifications of our growth plans and in holding staff accountable to the high ethical standards we have set. Our newest board member, Kirbyjon Caldwell, is the Senior Pastor of the largest United Methodist Church in the country. His early experience on Wall Street and in investment banking, his firsthand knowledge of organizational hypergrowth, his vibrant activity in community development, and his spiritual life's work help the Board monitor the integrity and service to which Bridgeway is seriously committed. He holds a Master's Degree in Theology from Southern Methodist University-Perkins School of Theology and an MBA from the Wharton School of Finance. He also serves on the boards of Continental Airlines, Chase Bank-Texas, Southern Methodist University and others, and introduced President George W. Bush at the National Republican Convention. I am the single Board member who is affiliated with Bridgeway Capital Management. I have graduate degrees from MIT and Harvard Business School, and I founded Bridgeway Capital Management, Inc. in July 1993. I'm thrilled to be on a board with these three people and together, to serve as the primary legal entity seeking to protect your financial interests.

     Market Timers Lose Again

     TRANSLATION:  Trying to time the market almost never pays.

     You may remember from previous shareholder letters that part of Bridgeway's philosophy is not to try to time the market. The reasons are three-fold. First, it increases transaction costs, meaning it costs something to buy and sell securities, something that a shareholder pays for one way or another. Second, it generally is very tax-inefficient, which increases the portion of total performance that you have to pay Uncle Sam in a taxable account. Third, even apart from these two problems, very, very few people are successful at it. Typically, they buy after a run up in price and sell too late after a correction.

     We recently had the opportunity to take a look at this phenomenon when our Ultra-Small Company Tax Advantage Portfolio attracted some "market timers" last January. We strongly discourage market timers of any kind from buying our fund. We do this by stating so in the prospectus, by reserving the right to impose a redemption fee in a down market, by reserving the right to redeem larger shareholders "in-kind" (meaning we give them shares of many stocks instead of cash), and by simply "locking out" any shareholders who have a history of switching in and out. The ones we identified from the January period we simply shut out from all Bridgeway portfolios after just one time in and out.

     Our calculations indicate that on average, market timing shareholders as a group lost roughly 7.6% of the average amount of money they had invested in Bridgeway. What is remarkable is that this happened during a period in which the Portfolio itself actually increased 5.1%. This is just one more demonstration of the pointlessness of timing the market. Our philosophy: it pays to get a long term plan for investing, put it in place, and change it only when your circumstances (for instance, life stages) change, not when the market is simply up or down. We believe the stock market is only an appropriate place to invest with money you won't need until the long term, at least five, but preferably ten years out.

     Conclusion

     As always, I appreciate your feedback. We discuss shareholder comments at our weekly staff meeting and continue to make improvements because people have taken the time to write or call us. Recently, we made a change to our website following shareholder feedback, and we expect more significant web site design changes soon. Please keep your ideas coming. In a big way, our shareholders have helped make Bridgeway what it is today.

     Sincerely,

     /s/ JOHN MONTGOMERY

     John Montgomery

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 2001


    Industry  Company                 Shares       Value          Industry  Company                          Shares       Value
    --------  -------                 -------   -----------       --------  -------                         -------    -----------
Common Stock - 94.1%                                              Leisure Time - 2.9%
 Auto Manufacturers - 2.3%                                            Direct Focus Inc*                     158,337    $ 7,521,008
    Ford Motor Company                236,628   $ 5,809,217
                                                                  Machinery-Construction & Mining - 1.8%
 Banks - 2.4%                                                         Caterpillar Inc.                       90,900      4,549,545
    Bank of America Corp.             104,140     6,251,524
                                                                  Mining - 0.5%
 Biotechnology - 6.5%                                                 Freeport-McMoran Copper &
    Bio-Technology General Corp.*     200,000     2,620,000             Gold Inc.*                          109,900      1,214,395
    Enzon Inc.*                       139,300     8,706,250
    Idec Pharmaceuticals Corp.*        81,500     5,516,735       Misc. Manufacturing - 1.9%
                                                -----------           Eastman Kodak Company                 102,500      4,784,700
                                                 16,842,985
 Building Materials - 0.1%                                        Oil & Gas - 16.3%
    Apogee Enterprises Inc.            27,900       348,471           3TEC Energy Corp.*                     70,000      1,120,000
                                                                      Amerada Hess Corp.                     32,800      2,650,240
 Commercial Services - 5.2%                                           Anadarko Petroleum Corp.               49,000      2,647,470
    Actrade Financial Technologies                                    Cabot Oil & Gas Corp.                 117,000      2,854,800
      Ltd.*                            54,000     1,276,560           Chesapeake Energy Corp.*              306,000      2,080,800
    Apollo Group Inc.*                 86,000     3,650,700           Chevron Corp.                          28,300      2,561,150
    Career Education Corp.*            43,000     2,575,700           KEY Production Company Inc.*          112,141      1,867,148
    Pharmaceutical Product Dev.*      190,400     5,809,104           Kerr-McGee Corp.                       39,250      2,601,098
                                                -----------           Meridian Resource Corp.*              242,700      1,740,159
                                                 13,312,064           Mitchell Energy & Development
 Computers - 1.6%                                                       Corp.                                22,000      1,017,500
    Mentor Graphics Corp.*            229,633     4,018,578           Patina Oil & Gas Corp.                112,300      2,975,950
                                                                      Tesoro Petroleum Corp.*               238,000      2,998,800
 Distribution/Wholesale - 0.3%                                        Tom Brown Inc.*                       159,700      3,832,800
    SCP Pool Corp.*                    24,700       850,668           Triton Energy Ltd.*                    22,000        720,500
                                                                      USX-Marathon Group Inc.                39,300      1,159,743
 Electric - 3.3%                                                      Ultramar Diamond Shamrock Corp.        75,000      3,543,750
    Calpine Corp.*                    143,000     5,405,400           Vintage Petroleum Inc.                 82,300      1,539,010
    PPL Corp.                          57,900     3,184,500           Westport Resources Corp.*              88,100      1,850,100
                                                -----------           XTO Energy Inc.                       151,350      2,171,873
                                                  8,589,900                                                            -----------
 Electronics - 0.3%                                                                                                     41,932,891
    BEI Technologies Inc.              26,900       726,569       Oil & Gas Services - 0.3%
                                                                      Seitel Inc.*                           49,400        647,140
 Food - 1.7%
    Fleming Companies Inc.            119,000     4,248,300       Pharmaceuticals - 2.1%
                                                                      Amerisource Health Corp.*              37,000      2,046,100
 Forest Products & Paper - 2.4%                                       Taro Pharmaceuticals Industries*       39,500      3,458,620
    International Paper Company       172,200     6,147,540                                                            -----------
                                                                                                                         5,504,720
 Healthcare-Products - 2.2%                                       Retail - 8.1%
    Oakley Inc.*                      100,400     1,857,400           Abercrombie & Fitch Company*          119,700      5,326,650
    SurModics Inc.*                    66,400     3,904,320           American Eagle Outfitters*            108,000      3,805,920
                                                -----------           Chico's FAS Inc.*                     263,100      7,827,225
                                                  5,761,720           Christopher & Banks Corp.*             56,250      1,833,750
 Healthcare-Services - 3.4%                                           HOT Topic Inc.*                         8,500        264,350
    Quest Diagnostics Inc.*           116,600     8,727,510           Ryan's Family STK Houses Inc.*        140,000      1,715,000
                                                                                                                       -----------
 Home Builders - 14.8%                                                                                                  20,772,895
    Beazer Homes USA Inc.*            110,900     7,041,041       Savings & Loans - 4.0%
    Hovnanian Enterprises Inc.*       191,300     2,775,763           New York Community Bancorp
    Lennar Corp.*                     164,600     6,863,820             Inc. #                              274,700     10,342,455
    MDC Holdings Inc.                 228,400     8,085,360
    NVR Inc.*                          56,100     8,302,800       Software - 6.7%
    Ryland Group Inc.                  49,000     2,479,400           AremisSoft Corp.*                     415,171      6,725,770
    Standard-Pacific Corp.            106,900     2,474,735           Borland Software Corp.*               375,048      5,850,749
                                                -----------           Renaissance Learning Inc.*             93,000      4,704,870
                                                 38,022,919                                                            -----------
 Home Furnishings - 0.5%                                                                                                17,281,389
    American Woodmark Corp.*           35,563     1,366,330       Telecommunications - 0.8%
                                                                      BellSouth Corp.                        22,300        898,021
 Internet - 0.6%                                                      Lightbridge Inc.*                      63,857      1,238,826
    Register.com*                     105,500     1,634,195                                                            -----------
                                                                                                                         2,136,847

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 2001

  Industry  Company                          Shares       Value       Industry  Company                        Shares      Value
  --------  -------                        ----------  ------------   --------  -------                        ------  ------------
  Transportation - 1.1%                                                 Total Short-term Investments
     Kirby Corp.*                                  10  $        247       (Identified Cost $11,209,877)                $ 11,209,877
     Teekay Shipping Corp.                     71,000     2,841,420                                                    ============
                                                       ------------
                                                          2,841,667   Total Investments - 98.5%                        $253,532,934
  Trucking.&.Leasing - 0.0%
     Interpool Inc.                             6,300        98,910   Other Assets and Liabilities, net - 1.5%            3,863,021
                                                       ============                                                    ============

  Total Common Stock (Identified Cost                  $242,287,052   Total Net Assets - 100.0%                        $257,395,955
   $223,266,051)                                                                                                       ============

Options - 0.0%
  Ariba Inc - 0.0%                                                    * Non-income producing security as no
     January, 2003 Calls @ $190.00*                 5             5   dividends were paid during the period
                                                                      from July 1, 2000 to June 30, 2001.
  New York Community Bancorp Inc - 0.0%
     July, 2001 Calls @ $35.00*                   150        36,000   # The portfolio owns a call option on
                                                       ============   this security.

  Total Options (Identified Cost $47,181)              $     36,005   Other: The aggregate identified cost on
                                                                      a tax basis is $234,523,109. Gross
Short-term Investments - 4.4%                                         unrealized appreciation and depreciation
  Money Market Funds - 4.4%                                           were $29,574,883 and $10,565,058,
     Expedition Money Market Fund              14,332        14,332   respectively, or net unrealized
     Firstar U S Treasury Money                                       appreciation of $19,009,825.
       Market Fund Institutional           11,195,545    11,195,545
                                                       ------------   See accompanying notes to financial
                                                         11,209,877   statements.
                                                       ============

               BRIDGEWAY FUND, INC. - AGGRESSIVE GROWTH PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2001


ASSETS:
       Investments at value (cost - $234,523,109)                                                 $ 253,532,934
       Cash                                                                                           2,706,905
       Receivable for shares sold                                                                       832,393
       Receivable for investments sold                                                                5,596,157
       Receivable for interest                                                                           41,856
       Receivable for dividends                                                                          81,495
       Prepaid expenses                                                                                  34,049
                                                                                                  -------------
             Total assets                                                                           262,825,789
                                                                                                  -------------

LIABILITIES:
       Payable for shares redeemed                                                                      256,290
       Payable for investments purchased                                                              4,779,595
       Payable for management fee                                                                       316,030
       Accrued expenses                                                                                  77,919
                                                                                                  -------------
             Total liabilities                                                                        5,429,834
                                                                                                  -------------
       NET ASSETS ( 6,137,768 SHARES OUTSTANDING)                                                 $ 257,395,955
                                                                                                  =============
       Net asset value, offering and redemption price per share ($257,395,955/6,137,768)          $       41.94
                                                                                                  =============

NET ASSETS REPRESENT:
       Paid-in capital                                                                            $ 267,833,703
       Undistributed net realized loss                                                              (29,447,573)
       Net unrealized appreciation of investments                                                    19,009,825
                                                                                                  -------------
       NET ASSETS                                                                                 $ 257,395,955
                                                                                                  =============



See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - AGGRESSIVE GROWTH PORTFOLIO
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2001

INVESTMENT INCOME:
       Dividends                                                                        $      754,956
       Interest                                                                                423,150
                                                                                        --------------
             Total income                                                                    1,178,106

EXPENSES:
       Management fees                                                                       2,225,937
       Accounting fees                                                                         181,377
       Audit fees                                                                               14,329
       Custody                                                                                  29,759
       Insurance                                                                                 4,877
       Legal                                                                                     8,943
       Registration fees                                                                        31,765
       Directors' fees                                                                           7,755
       Miscellaneous                                                                             1,157
                                                                                        --------------
             Total expenses                                                                  2,505,899
                                                                                        --------------

NET INVESTMENT LOSS                                                                         (1,327,793)
                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
       Net realized loss on investments                                                    (28,753,630)
       Net realized loss on options                                                           (548,424)
       Net change in unrealized appreciation                                                10,593,218
                                                                                        --------------
       Net realized and unrealized loss                                                    (18,708,836)
                                                                                        --------------

NET DECREASE IN ASSETS RESULTING FROM OPERATIONS                                        ($  20,036,629)
                                                                                        ==============


See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended         Year ended
INCREASE (DECREASE) IN NET ASSETS:                                      June 30, 2001      June 30, 2000
OPERATIONS:
      Net investment loss                                              $    (1,327,793)   $      (321,760)
      Net realized gain (loss) on investments                              (28,753,630)         7,996,529
      Net realized loss on options                                            (548,424)          (105,447)
      Net change in unrealized appreciation                                 10,593,218          5,788,502
                                                                       ---------------    ---------------
          Net increase (decrease) resulting from operations                (20,036,629)        13,357,824
                                                                       ---------------    ---------------
      Distributions to shareholders:
          From net investment income                                                 0                  0
          From realized gains on investments                                (6,681,870)        (1,763,406)
                                                                       ---------------    ---------------
            Total distributions to shareholders                             (6,681,870)        (1,763,406)
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                         317,781,100         25,842,081
      Reinvestment of dividends                                              6,535,603          1,758,598
      Cost of shares redeemed                                              (85,103,771)        (3,803,198)
                                                                       ---------------    ---------------
          Net increase from Fund share transactions                        239,212,932         23,797,481
                                                                       ---------------    ---------------
          Net increase in net assets                                       212,494,433         35,391,899
NET ASSETS:
      Beginning of period                                                   44,901,522          9,509,623
                                                                       ---------------    ---------------
      End of period                                                    $   257,395,955    $    44,901,522
                                                                       ===============    ===============

Number of Fund shares:
      Sold                                                                   7,013,080            593,667
      Issued on dividends reinvested                                           157,216             54,061
      Redeemed                                                              (1,949,127)           (96,549)
          Net increase                                                       5,221,169            551,179
                                                                       ---------------    ---------------
      Outstanding at beginning of period                                       916,599            365,420
                                                                       ---------------    ---------------
      Outstanding at end of period                                           6,137,768            916,599
                                                                       ===============    ===============



See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - AGGRESSIVE GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)


                                                                             Year ended June 30,
                                                     ------------------------------------------------------------------------
                                                         2001           2000           1999           1998           1997
PER SHARE DATA
      Net asset value,
           beginning of period                       $      48.99   $      26.02   $      20.32   $      18.79   $      16.66
                                                     ------------   ------------   ------------   ------------   ------------

      Income (loss) from investment operations:
                Net investment loss                         (0.42)         (0.60)         (0.13)         (0.30)         (0.24)
                Net realized and
                     unrealized gain (loss)                 (4.21)         27.86           6.43           3.46           3.43
                                                     ------------   ------------   ------------   ------------   ------------
      Total from investment operations                      (4.63)         27.26           6.30           3.16           3.19
                                                     ------------   ------------   ------------   ------------   ------------

      Less distributions to shareholders:
           Net investment income                             0.00           0.00           0.00           0.00           0.00
           Net realized gains                               (2.42)         (4.29)         (0.60)         (1.63)         (1.06)
                                                     ------------   ------------   ------------   ------------   ------------
      Total distributions                                   (2.42)         (4.29)         (0.60)         (1.63)         (1.06)
                                                     ------------   ------------   ------------   ------------   ------------

      Net asset value, end of period                 $      41.94   $      48.99   $      26.02   $      20.32   $      18.79
                                                     ============   ============   ============   ============   ============

TOTAL RETURN                                                 (9.4%)        113.1%          33.4%          18.1%          19.9%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                      $257,395,955   $ 44,901,522   $  9,509,623   $  6,851,820   $  3,420,490
      Ratios to average net assets:
           Expenses after waivers
                and reimbursements                           1.80%          2.00%          1.04%          2.00%          2.00%
           Expenses before waivers
                and reimbursements                           1.80%          2.01%          1.04%          2.00%          2.77%
           Net investment loss after waivers
                and reimbursements                          (0.95%)        (1.52%)        (0.65%)        (1.50%)        (1.40%)

      Portfolio turnover rate                               109.6%         156.9%         211.1%         132.3%         138.9%



See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.       Organization:

         Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

         The Fund is organized as a series fund with six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra -Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio, was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

         Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.       Significant Accounting Policies:

         The following is a summary of significant accounting policies followed in the preparation of financial statements.

         Securities Valuation

         Securities, including options, are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

         Federal Income Taxes

         It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

         Distributions to Shareholders

         Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the differing treatment of net operating losses and tax allocations.

         Use of Estimates in Financial Statements

         In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.       Significant Accounting Policies, Continued:


         Risks and Uncertainties

         The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights. (See Prospectus for additional risk information.)

         12b-1 Plan

         The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

         Other

         Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.       Use of Derivative Instruments:

         The Aggressive Growth Portfolio may use derivative securities such as futures, stock options and index options. (See Prospectus for additional information.) Buying calls increases a Portfolio's exposure to the underlying security to the extent of premium paid. Buying puts on a stock market index tends to limit a Portfolio's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. A summary of call option transactions by the Aggressive Growth Portfolio follows; there were no transactions in put options:

                                                      Call Options
                                              -------------------------
                                                 Number           Cost
                                              ----------  -------------
           Outstanding June 30, 2000                 197        $59,565
           Purchased                               2,022        726,925

           Expired                               (1,584)      (552,449)
           Exercised                               (337)      (147,387)
           Closed                                  (143)       (39,473)
                                              ----------  -------------
           Outstanding June 30, 2001                 155        $47,181
                                              ==========  =============
           Market value June 30, 2001                          $36,005
                                                          =============



4.       Management Contract:


         The Fund has entered into a management contract with Bridgeway Capital Management, Inc. (the "Adviser"), a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by Bridgeway Capital Management, Inc., the Portfolio pays Bridgeway Capital Management, Inc., a total fee which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Portfolio for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is based on the following annual rates: 0.90% of the first $250 million of the Portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


4.       Management Contract, Continued:

         The performance fee rate equals 4.67% times the difference in cumulative total return between the Portfolio and the Standard and Poor's 500 Index with dividends reinvested (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of -0.7% to a maximum of +0.7% However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

5.       Related Party Transactions:

         One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

         The Adviser has agreed to reimburse the Aggressive Growth Portfolio for any operating expenses above 2.0%.

6.       Custodial Agreement:

         The Fund has entered into a Custodial Agreement with Firstar Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

7.       Cost, Purchases and Sales of Investment Securities:

         Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $361,738,706 and $144,405,252, respectively, for the year ended June 30, 2001.

8.       Federal Income Taxes:

         Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital. Net investment losses of $1,327,793 were reclassified to paid-in capital for the year ended June 30, 2001.

         During the year ended June 30, 2001, the Fund paid a short-term capital gain distribution of $2.2071 and a long-term capital gain distribution of $0.215 per share to shareholders of record. None of the dividends paid by the fund are eligible for the dividends received deduction of corporate shareholders.

         The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2001 the fund had $1,269,731 in capital loss carryforwards for federal income tax purposes which expire June 30, 2009. The Fund incurred and elected to defer post-October 31 net capital losses of $28,177,772 to the year ended June 30, 2002.

9.       Subsequent Events:

         On August 14, 2001, the Fund's Board of Directors approved the name change of the Aggressive Growth Portfolio to Aggressive Investors Portfolio I and the addition of a new portfolio, Aggressive Investors Portfolio II, to the Fund, effective on October 31, 2001.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Aggressive Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Aggressive Growth Portfolio, one of the portfolios constituting Bridgeway Fund, Inc. (the "Fund"), at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.




August 24, 2001

August 28, 2001                                     June Quarter - Annual Report

Dear Ultra-Small Company Shareholder,

For the second quarter in a row, our Portfolio chalked up a double-digit positive return, 12.1%. However, the most recent quarter return was two percentage points behind our primary market benchmark, so my enthusiasm is muted.

Ultra-small stocks have been a great corner of the market to "hide out" in over the last year as the S&P 500 Index of large companies declined 14.8% and the technology heavy NASDAQ Composite declined 45.4%. The Portfolio ranks 625th of 846 small company funds in the last quarter, 149th of 768 in the last year, and 33rd of 374 in the last five years according to data from Morningstar. Our value orientation did not help our performance as much in the June quarter. I am most focused on that five-year period, and not to sound too greedy, I'd like to rank higher than the 9th percentile with this Portfolio.

We have now finished the fifth fiscal year in which we beat our primary market benchmark, the CRSP "10" Index. It is not a perfect or unbroken record, however; we underperformed the index in fiscal year 1995 (our first) and in fiscal year 1999 (the worst year for ultra-small stocks in the last quarter of a century). Still, five out of seven is very good by industry standards, and our life-to-date record shows it.

Performance Summary

TRANSLATION: We lagged our performance benchmarks by 2.0% to 2.7% in the quarter. On the strength of the prior three quarters, we "stomped" them all by at least 23% for the fiscal year, one of our best.

The table below presents SEC standardized performance for the last quarter, year, five years and since inception. The graph presents our quarterly performance since inception compared to the average of other small-cap mutual funds, the Russell 2000 small-cap index, and the CRSP index of ultra-small companies.

                                                 June Qtr.     1 Year        5 Year       Life-to-Date
                                                  4/1/01       7/1/00      7/1/96 to       8/5/94 to
                                                to 6/30/01   to 6/30/01    6/30/01(4)      6/30/01(4)
                                                ----------   ----------    ----------     ------------
        Ultra-Small Company Portfolio               12.1%       25.0%        18.2%          21.7%
        Lipper Small-Cap Stock Funds(1)             14.8%      (12.9)%        8.1%          13.3%
        Russell 2000 (small companies)(2)           14.4%        0.7%         9.6%          12.9%
        CRSP Cap-Based Portfolio 10 Index(3)        14.1%        2.0%         8.4%          12.8%

     (1) The Lipper Small-Cap Stock Funds is an index of small-company funds compiled by Lipper Analytical Service, Inc. (2)The Russell 2000 Index is a widely-tracked, unmanaged index of small companies (with dividends reinvested). (3)The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2,062 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices.
     (4)Periods longer than one year are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Quarterly Performance

TRANSLATION: The market's June quarter return was biased favorably toward smaller companies and growth companies. Our Portfolio ultra-small focus helped, but our value orientation did not. Our best- performing stocks were from a broad cross-section of the economy, while a number of our worst-performers were in the technology and energy sectors.

For the first time in over a year, growth stocks (those with fast increasing sales and/or earnings) led value stocks (those priced cheaply relative to some financial measures of worth). However, the most dramatic market trend in the quarter was the outstanding performance of smaller stocks.

In contrast to recent quarters, no one industry or sector accounted for the majority of our excellent performance. Our top ten performing stocks were from eight different industries: software, banks, apparel, chemicals, retail stores, the Internet, pharmaceuticals, and commercial services. You could say this was a "stock picker's" market.

Two sectors were a significant drag on our Portfolio performance in the quarter: technology and energy. Oil and gas was our second largest industry coming into the June quarter (16.5% of the Portfolio), and declining oil prices resulted in a major "retreat" for these stocks and hurt our performance.

Turning the Corner with Ultra-Small Stocks

TRANSLATION: With no promises about future performance, there is reason to believe ultra-small stocks may continue to do well relative to large ones.

In my annual report a year ago, I mentioned that one of the unusual statistical phenomena in the stock market is size "persistence." That is, small stocks tend to outperform large ones in the current year if they did the year before. Last year, ultra-small stocks outperformed large ones for the first time in six years, and I said this "bodes well for fiscal year 2001" for our Portfolio. Indeed, ultra-small stocks came roaring back during the year, with our portfolio beating the S&P 500 Index of large stocks by almost 40 percentage points. I do not think this level of out-performance is likely to continue, but ultra-small stocks may well continue to beat large companies another year. (Obviously, some year in the future this will not be true; it is simply a historical tendency.)

Taking Back the Lead from the S&P 500

TRANSLATION: Many of our Portfolio shareholders invested in our fund after reading an article printed in 1996, which touted the superior historical returns of ultra-small companies relative to large ones. That historical advantage did not repeat itself over the next three years. Nevertheless, I am happy to report that our Portfolio once again leads the S&P 500 Index on a cumulative basis (although depending on the specific date of your purchase, your individual account could still have farther to go).

With the remarkable strength of large companies from late 1994 through the fall of 1999, our Portfolio was lagging the S&P 500 Index of large companies on a cumulative basis for much of this time. With the recent up-trend in ultra-small stocks, I am pleased to report that we have overtaken the S&P 500 Index again on a cumulative basis since inception in August 1994. The average annual return of our Portfolio as reported through the end of June 2001 is 21.7%. The equivalent number for the S&P 500 Index is 17.4%. However, our excellent record is more a function of our stock picking ability than it is of help from the asset class of ultra-small companies. The CRSP "10" Index still lags the S&P 500 by more than 4 percentage points annually. Long term, I still think the CRSP "10" Index should outperform the S&P 500 Index, since ultra-small companies are much more volatile than large ones and should therefore command a premium in the marketplace. If so, it should be a help to our Portfolio in the (long-term) future. Of course, the standard caveat still holds: past returns are no guarantee of future performance.

Detailed Explanation of Fiscal Year Performance--The "Fifty Up Fifty"

TRANSLATION: As was true in the quarter, no one industry or sector carried our fine fiscal year performance; it was very broad based.

Here's the list of our best performers. A nice round 50 of our stocks appreciated at least 50% during the fiscal year. Feast your eyes on these stocks:

            Rank    Description                             Industry                              % Gain
            ----    -----------                             --------                              ------
             1      Movie Gallery Inc.                      Retail                                365.2%
             2      Meritage Corp.                          Home Builders                         310.3%
             3      Acclaim Entertainment Inc.              Software                              304.2%
             4      Amsurg Corp.                            Healthcare-Services                   275.8%
             5      Racing Champions Corp.                  Toys/Games/Hobbies                    269.3%
             6      KCS Energy Inc.                         Oil & Gas                             261.5%
             7      D&K Healthcare Resources Inc.           Pharmaceuticals                       253.1%
             8      TRC Cos. Inc.                           Environmental Control                 241.1%
             9      Option Care Inc.                        Healthcare-Services                   190.3%
             10     Shuffle Master Inc.                     Entertainment                         180.2%
             11     Steven Madden Ltd.                      Apparel                               173.7%
             12     Green Mountain Coffee Inc.              Food                                  162.6%
             13     Jones Apparel Group Inc.                Apparel                               158.4%
             14     Quicksilver Resources Inc.              Oil & Gas                             152.6%
             15     M/I Schottenstein Homes Inc.            Home Builders                         150.8%
             16     Applied Extrusion Technologies Inc.     Chemicals                             134.9%
             17     ScreamingMedia Inc.                     Internet                              118.3%
             18     Hancock Fabrics Inc. /DE                Retail                                110.8%
             19     FTI Consulting Inc.                     Commercial Services                   108.1%
             20     Coastal Bancorp Inc.                    Savings & Loans                       102.8%
             21     Remington Oil & Gas Corp.               Oil & Gas                             101.3%
             22     Quaker Fabric Corp.                     Textiles                              101.1%
             23     Gart Sports Company                     Retail                                 96.9%
             24     Rocky Mountain Choc. Factory Inc.       Food                                   95.8%
             25     Echo Bay Mines Ltd.                     Mining                                 92.9%
             26     Christopher & Banks Corp.               Retail                                 92.5%
             27     IBERIABANK Corp.                        Banks                                  92.2%
             28     UnitedHealth Group Inc.                 Healthcare-Services                    92.2%
             29     Ashworth Inc.                           Apparel                                84.2%
             30     Capital Crossing Bank                   Banks                                  83.8%
             31     HOT Topic Inc.                          Retail                                 83.5%
             32     Engle Homes Inc.                        Home Builders                          81.9%
             33     HTE Inc.                                Software                               79.2%
             34     Sports Authority Inc.                   Retail                                 79.1%
             35     Westerfed Financial Corp.               Savings & Loans                        76.2%
             36     SED International Holdings Inc.         Distribution/Wholesale                 73.4%
             37     Neogen Corp.                            Pharmaceuticals                        72.9%
             38     Advanced Marketing Services             Distribution/Wholesale                 69.6%
             39     ASI Solutions Inc.                      Commercial Services                    69.5%
             40     Zindart Limited                         Miscellaneous Manufacturers            69.0%

             41     Newmark Homes Corp.                     Home Builders                          63.5%
             42     Dominion Homes Inc.                     Home Builders                          63.4%
             43     Endocardial Solutions Inc.              Healthcare-Products                    63.2%
             44     Criticare Systems Inc.                  Healthcare-Products                    63.1%
             45     TradeStation Group Inc.                 Software                               56.7%
             46     Team Mucho Inc.                         Commercial Services                    54.3%
             47     Cellstar Corp.                          Distribution/Wholesale                 53.6%
             48     Bancorp Rhode Island Inc.               Banks                                  53.5%
             49     Statia Terminals Group NV               Transportation                         51.1%
             50     Track Data Corp.                        Commercial Services                    50.2%

I can't imagine a more diverse list than this. One of the games I like to play (after I'm finished with my models) is to see how many companies on a list of ultra-small stocks I actually recognize. One of our employees tells me he's played golf with an employee of KCS Energy, a Houston company. A friend of mine gave me some Green Mountain coffee as a thank you gift last year. I have seen (but never been in) a branch office of Coastal Bancorp. I have tasted Rocky Mountain chocolate (and wish I had some right now). I've seen (but not been in) a HOT Topic store. I tried out demonstration software by TradeStation some years back. I'm familiar with the financial data services of Track Data. That's about it; seven out of 50. How about you?

Our best performing stock was Movie Gallery, the small town equivalent of Blockbuster video. They've carved out a very nice market niche for themselves. Sales and especially earnings have been growing steadily, and they have been expanding by opening new stores and through acquisitions. They seem to be doing something right and are now the third largest video specialty retailer in the U.S. We first purchased shares over two years ago, have added more, and have yet to sell a single share. We had to wait quite a while for Wall Street to recognize the value our models saw two years ago, but its increase certainly helped our performance recently.

Detailed Explanation of Fiscal Year Performance--What Didn't Go Well

TRANSLATION: Of course, not everything went up in the fiscal year. Technology took its toll in fiscal year 2001, after adding a lot to our performance in the prior two years.

If it was technology, it probably didn't do well in the last year. Our stocks were no exception. Fortunately, technology accounted for only 5.4% of the Portfolio at the beginning of the fiscal year, although communications (which some count as technology) represented a stronger 15.4%. A number of stocks declined at least 50% in the fiscal year, but it's a much shorter list than the one above:

            Rank   Description                               Industry                           % Decline
            ----   -----------                               --------                           ---------
             1     PC Service Source Inc.                    Distribution/Wholesale              (93.7)%
             2     Network Commerce Inc.                     Internet                            (89.2)%
             3     Healthcentral.com                         Internet                            (88.2)%
             4     DEL Global Technologies Corp.             Healthcare-Products                 (83.6)%
             5     Hall Kinion & Associates Inc.             Commercial Services                 (81.0)%
             6     Transcoastal Marine Services              Commercial Services                 (80.8)%
             7     Cyberian Outpost Inc.                     Internet                            (76.6)%
             8     Unify Corp.                               Software                            (74.6)%
             9     Point.360                                 Media                               (70.9)%
             10    iGO Corp.                                 Internet                            (68.2)%
             11    Mentergy Ltd.                             Internet                            (67.5)%
             12    Dice Inc.                                 Commercial Services                 (66.1)%
             13    Web Street Inc.                           Internet                            (65.9)%

             14    Catalyst International Inc.               Software                           (65.3)%
             15    Vari-L Company Inc.                       Telecommunications                 (64.9)%
             16    Rich Coast Inc.                           Environmental Control              (64.8)%
             17    SeraNova Inc                              Computers                          (63.7)%
             18    TVX Gold Inc.                             Mining                             (62.5)%
             19    PW Eagle Inc.                             Miscellaneous Manufacturers        (60.9)%
             20    Home Products International Inc.          Housewares                         (60.6)%
             21    Gradco Systems Inc.                       Office/Business Equip              (59.4)%
             22    Neomedia Technologies Inc.                Computers                          (57.7)%
             23    Roadhouse Grill Inc.                      Retail                             (57.4)%
             24    AON Corp.                                 Insurance                          (57.1)%
             25    CD&L Inc.                                 Transportation                     (56.4)%
             26    Segue Software Inc.                       Computers                          (55.8)%
             27    Applix Inc.                               Software                           (52.1)%
             28    Webhire Inc.                              Software                           (50.7)%

You will notice the presence of more than a handful of Internet stocks. Actually, our Portfolio was "light" on the Internet relative to the CRSP "10" Index. At the end of December 2000, the Internet accounted for well over 10% of the companies comprising the Index.

Top Ten Holdings

With the exception of Christopher & Banks, our Portfolio is well diversified, as indicated by our top ten holdings. I reported on our trimming process with Christopher and Banks in our March quarter letter. This trimming process has served us well recently since Christopher and Banks has been a significant drag on performance since late May. Our largest industry representation at the end of June was retail stores at 14.0, over half of which was Christopher and Banks. The next largest industry was oil and gas at 11.2% of the Portfolio.

                                                                                            Percent of
           Rank    Description                             Industry                         Net Assets
           ----    -----------                             --------                         ----------
             1     Christopher & Banks Corp.               Retail                              7.7%
             2     FTI Consulting Inc.                     Commercial Services                 3.4%
             3     SCP Pool Corp.                          Distribution/Wholesale              3.1%
             4     Aaon Inc.                               Building Materials                  2.5%
             5     Movie Gallery Inc.                      Retail                              2.5%
             6     HOT Topic Inc.                          Retail                              2.5%
             7     TTI Team Telecom International Ltd.     Telecommunications                  2.5%
             8     Keith Companies Inc.                    Engineering & Construction          2.1%
             9     Mission Resources Corp.                 Oil & Gas                           2.0%
            10     Navigant International Inc.             Leisure Time                        1.7%
                                                                                              ----
                                                                                              30.0%

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2001; security positions can and do change thereafter.

Longer Term Performance

As indicated by the graph below, we have now had two back-to-back excellent years with our Portfolio. May it not be interrupted in fiscal year 2002! Of course, fiscal year 1999 is there to remind us that the market and our Portfolio don't just go one direction.

          USC PORTFOLIO TOTAL RETURN VS. CRSP CAP-BASED PORTFOLIO 10

                                    [GRAPH]

                                                                 Fiscal Year Ending June 30, 2001

                                                                           Total Return
                                     ---------------------------------------------------------------------------------------------
                                     1995           1996           1997           1998          1999           2000           2001
                                     ----           ----           ----           ----         ------          ----           ----
USC Portfolio                        10.5%          52.4%          26.0%          18.4%        (14.6)%         44.8%          25.0%
CRSP Cap-Based Portfolio 10          18.8%          28.9%           7.4%          17.8%         (5.8)%         23.1%           2.0%

The "Closing Fund Taboo": How has it worked at Bridgeway?

TRANSLATION: Most funds have sub-par performance after closing to new investors. So far, this has not been the case for the two closed Bridgeway portfolios. Overall, we have continued to "beat the market" on a cumulative basis through June 2001.

A few years ago, several articles documented the sub-par record of funds in the years after their closing to new investors. The title of a Wall Street Journal article in March, 1998 stated bluntly: "Warning: Don't Jump Into Closing Funds." Morningstar has documented this phenomenon with a study of 50 funds closed during the 1990's. More than three years after the closing of our first fund, it's fair to ask, "How have Bridgeway shareholders fared after the event of closing a fund?"

From the date of closing Ultra-Small Company Portfolio on June 30, 1998, our fund has delivered an average annual return of 15.7% through June of this year. By comparison, the Russell 2000 Index of small companies returned 5.3% and the CRSP Cap-Based Portfolio 10 Index (our primary market benchmark of similar size companies) returned 5.7%. It is true that for a number of months following closing we lagged the market. Indeed, 1998 was the only full calendar year this Portfolio has underperformed the Russell 2000 or the CRSP Index.

If most funds under-perform in the years following a closing and ours didn't, it's fair to ask, "Why do most funds lag after closing?" I think the answer to this is twofold. First, most funds, including ours, closed after a particularly strong run in performance. In our prospectus we had committed to close at $27.5 million, and we reached this near a market "top" for smaller, value-oriented companies. It's not unusual for a particular market niche to have a "cooling off period" following a particularly strong run. I think this happens at the time of many fund closings, and it means that the ensuing year or two after may not be as strong. I do think this was true for Ultra-Small Company shareholders for the period immediately following our closing. It also corresponded with the worst period for ultra-small companies in over 25 years. Fortunately, this period was short-lived and the shareholders who stuck with us have done very well overall.

The second answer to the question "Why do funds lag after closing" is that most fund families close their funds after "the horse has already left the barn." By this I mean that they wait until the funds are already bloated with cash before closing. (When a fund gets too large, it becomes increasingly difficult to buy shares of smaller companies without adversely affecting the stock price.) At Bridgeway, we close at a level at which we believe we can continue to grow assets by appreciation for many years before the fund reaches the level where size is a major drag on performance.

We closed our second portfolio, Bridgeway Micro-Cap Limited, on August 21, 2000. Since then, the Portfolio has returned 23.0%, versus 0.7% for the Russell 2000 and approximately 2.7% for the CRSP Cap-Based Portfolio 9 Index (its primary market benchmark). While an attractive record, this period is too short a time from which to draw any conclusions.

The Worst Thing That Happened in Fiscal Year 2000

TRANSLATION: For Bridgeway as a whole, the worst thing that happened over the last year was the performance of our socially screened fund, now named the Calvert Large Cap Growth Fund. Just as 1998 was the worst year in 25 years for smaller company value-oriented funds (including Bridgeway Ultra-Small Company Portfolio), the most recent fiscal year was the worst in 25 years for large company growth funds. Even though we slightly beat the average of large growth funds (our "competition"), we underperformed the S&P 500 by a wide margin. It was our first year of negative performance for this fund and I had really hoped to do much better in such a bear market.

Highlighting in each annual report the worst thing that happened at Bridgeway in the course of the last year is a Bridgeway tradition. We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments. We want to learn everything we can from them, and it's impossible to do so if they are not acknowledged and in open view. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. When I make mistakes, I'm committed to learning from them and not repeating them. As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them. I think we've done an excellent job of not repeating the "negatives" that we highlight.

At the head of the list of what didn't go well in the last year was the large decline of the Calvert Large Cap Growth Fund, for which Bridgeway serves as sub-advisor (that is, we do the financial research and buy and sell stocks for the fund). During the period from March 30, 2000 to March 30, 2001, the Lipper Large Cap Growth Fund Index declined a huge 33.3%. This was the worst showing for this category in over 25 years. Our fund did slightly better, down 27.8%, but still much worse than the 14.8% decline of the S&P 500. We really tried the patience of these shareholders (I am one), and I don't feel good about this performance. The experience of calendar year 1998 with Bridgeway Ultra-Small Company Portfolio and in fiscal year 2001 with the Calvert fund--that of a concentrated, severe bear market--suggests an area of research for our firm. While our philosophy is one of holding through the short-term market declines, I think we can do better than this showing. I'm working to do a better job next time.

Leading the Market on a Cumulative Basis

One interesting statistic on Bridgeway is that every actively managed Bridgeway portfolio, except for the Calvert Large Cap Growth Fund above, is beating its primary market benchmark on a cumulative basis since inception. In the last quarter we made good progress to get the Calvert fund back "above the market line;" on a cumulative basis we lagged it by 1.1% at the end of June. Here's our record in the format required by the SEC, including our primary market benchmarks:

                                                                              Since       Date of
          Portfolio                                1 year       5 years     Inception    Inception
          ---------                                ------       -------     ---------    ---------
          Aggressive Growth                         (9.4)%       29.5%        30.4%       8/5/1994
          Calvert Large Cap Growth                 (27.8)%       14.7%        17.2%       8/5/1994
          S&P 500                                  (14.8)%       14.4%        17.4%

          Ultra-Small Company                       25.0%        18.2%        21.7%       8/5/1994
          CRSP "10" Index                            2.0%         8.4%        12.8%

          Micro-Cap Limited                         33.6%         N/A         30.0%       7/1/1998
          CRSP "9" Index                             3.9%         N/A         10.0%

          Ultra-Large 35 Index Portfolio           (16.6)%        N/A         10.6%      7/31/1997
          Ultra-Large 35 Index                     (16.2)%        N/A         10.4%
          S&P 500                                  (14.8)%        N/A          8.0%

          Ultra-Small Co. Tax Advantage              9.8%         N/A         10.0%      7/31/1997
          CRSP "10" Index                            2.0%         N/A          3.7%


Very few fund families can boast a diversified offering of products with such market-beating performance since inception. Our three actively managed funds each now carry the maximum "five stars" from Morningstar. Our two passively managed funds are, respectively, the top performing large-cap index fund and the top performing small-cap passively managed fund over the trailing three-year period. We can't make representations about future performance, but we will keep working to make it happen.

Your Board of Directors

One thing you may not know about the structure of a mutual fund is that a board of directors, a majority of whom are not affiliated with (or employed by) the adviser, oversees the policies and operations of the fund. Essentially, the Fund has no employees. The Board hires an investment adviser to manage all operations of the fund, from making investment decisions to pricing fund shares daily to filing federally required DOCUMENTATION. In my opinion, the Board's single most important job is reviewing and approving a contract between the fund and a fund management company. For example, on April 11, Bridgeway Fund's Board of Directors approved continuing the management contract for another year with Bridgeway Capital Management, the "adviser" of the Fund. The Board plays a very important role. Really, its only role is looking out for shareholder interests. I thought you'd be interested to know more about your board members.

Karen S. Gerstner is an attorney and partner with Davis Ridout Jones and Gerstner in Houston. She specializes in estate planning and litigation. With her legal background, Karen brings an oversight both in the protection of the fund in areas of liability and in the interests of shareholders for the care of their personal assets. She is very sharp, detail oriented and extremely conscientious. Karen's J.D. is from Case Western Reserve University School of Law in Cleveland, Ohio. Among her board directorships are three non-profit organizations: the Houston Center for Hearing and Speech Foundation, the Exchange Club and St. Andrews Presbyterian Church. Miles D. Harper, III is a partner in the CPA firm, Gainer, Donnelly and Desroches in Houston. His accounting and tax backgrounds have been valuable in guiding the Board's decisions in the areas of finance, audit and accounting systems. Miles is also on the board of the Calvert Large Cap Growth Fund. Karen and Miles have both been invaluable in getting Bridgeway staff to think through the ramifications of our growth plans and in holding staff accountable to the high ethical standards we have set. Our newest board member, Kirbyjon Caldwell, is the Senior Pastor of the largest United Methodist Church in the country. His early experience on Wall Street and in investment banking, his firsthand knowledge of organizational hyper growth, his vibrant activity in community development, and his spiritual life's work help the Board monitor the integrity and service to which Bridgeway is seriously committed. He holds a Master's Degree in Theology from Southern Methodist University-Perkins School of Theology and an MBA from the Wharton School of Finance. He also serves on the boards of Continental Airlines, Chase Bank-Texas, Southern Methodist University and others, and introduced President George W. Bush at the National Republican Convention. I am the single Board member who is affiliated with Bridgeway Capital Management. I have graduate degrees from MIT and Harvard Business School, and I founded Bridgeway Capital Management, Inc. in July

1993. I'm thrilled to be on a board with these three people and together, to serve as the primary legal entity seeking to protect your financial interests.

Market Timers Lose Again

TRANSLATION: Trying to time the market almost never pays.

You may remember from previous shareholder letters that part of Bridgeway's philosophy is not to try to time the market. The reasons are three-fold. First, it increases transaction costs, meaning it costs something to buy and sell securities, something that a shareholder pays for one way or another. Second, it generally is very tax-inefficient, which increases the portion of total performance that you have to pay Uncle Sam in a taxable account. Third, even apart from these two problems, very, very few people are successful at it. Typically, they buy after a run up in price and sell too late after a correction.

We recently had the opportunity to take a look at this phenomenon when our Ultra-Small Company Tax Advantage Portfolio attracted some "market timers" last January. We strongly discourage market timers of any kind from buying our fund. We do this by stating so in the prospectus, by reserving the right to impose a redemption fee in a down market, by reserving the right to redeem larger shareholders "in-kind" (meaning we give them shares of many stocks instead of cash), and by simply "locking out" any shareholders who have a history of switching in and out. The ones we identified from the January period we simply shut out from all Bridgeway portfolios after just one time in and out.

Our calculations indicate that on average, market timing shareholders as a group lost roughly 7.6% of the average amount of money they had invested in Bridgeway. What is remarkable is that this happened during a period in which the Portfolio itself actually increased 5.1%. This is just one more demonstration of the pointlessness of timing the market. Our philosophy: it pays to get a long term plan for investing, put it in place, and change it only when your circumstances (for instance, life stages) change, not when the market is simply up or down. We believe the stock market is only an appropriate place to invest with money you won't need until the long term, at least five, but preferably ten years out.

Conclusion

As always, I appreciate your feedback. We discuss shareholder comments at our weekly staff meeting and continue to make improvements because people have taken the time to write or call us. Recently, we made a change to our website following shareholder feedback, and we expect more significant web site design changes soon. Please keep your ideas coming. In a big way, our shareholders have helped make Bridgeway what it is today.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 2001

    Industry  Company                        Shares       Value        Industry  Company                         Shares     Value
    --------  -------                        ------    ----------      --------  -------                        -------   ----------
Common Stock - 79.2%                                               Commercial Services, continued
    Advertising - 0.2%                                                        Rock of Ages Corp.*                29,000   $  146,740
           Equity Marketing Inc.*             3,500    $   38,850             Track Data Corp.*                 217,600      317,696
           Princeton Video Image Inc.*       13,300        67,165                                                         ----------
                                                       ----------                                                          2,517,945
                                                          106,015      Computers - 1.5%
    Aerospace/Defense - 0.0%                                                  Check Technology Corp.*             6,800       20,400
           International Airline Support                                      ImageX.com Inc.*                   73,800       92,250
             Group*                          11,100         8,325             Innodata Corp.*                    12,000       36,960
           Kellstrom Inds. Inc.*              6,000        11,580             Internet Commerce Corp.*            4,500       18,000
                                                       ----------             Manchester Technologies Inc.*       3,400        8,840
                                                           19,905             Micros To Mainframes Inc.*          5,100        5,712
    Apparel - 2.3%                                                            National Techteam Inc.*            20,000       53,000
           Delta Apparel Inc.                 1,350        23,153             Neomedia Technologies Inc.*         5,000        9,750
           Galey & Lord Inc.*                41,400        82,800             Sento Corp.*                       38,600       66,392
           Jones Apparel Group Inc.*          8,488       366,690             Tier Technologies Inc.*            47,800      456,490
           Steven Madden Ltd.*               39,700       725,319                                                         ----------
                                                       ----------                                                            767,794
                                                        1,197,962      Cosmetics/Personal Care - 0.0%
    Auto Parts & Equipment - 0.0%                                             Parlux Fragrances Inc.*             9,600       24,192
           Raytech Corp.*                     3,000         8,850
                                                                       Distribution/Wholesale - 5.3%
    Banks - 3.9%                                                              AG Services of America*             1,850       24,883
           Bancorp Rhode Island Inc.         19,000       313,500             Advanced Marketing Services        37,462      781,083
           Bank of The Ozarks                13,450       269,000             Cellstar Corp.*                     7,000       15,050
           Capital Crossing Bank*            14,500       243,890             Navarre Corp.*                     38,000       46,360
           Cass Information Systems Inc.      1,300        25,740             Primesource Corp.                  15,300       60,435
           Codorus Valley Bancorp Inc.          441         6,571             SCP Pool Corp.*                    46,939    1,616,579
           Covest Bancshares Inc.             7,000       107,240             SED International Holdings Inc.*  162,200      186,530
           First Mariner Bancorp Inc.*        2,000        12,900                                                         ----------
           IBERIABANK Corp.                   3,800       112,290                                                          2,730,920
           Mercantile Bank Corp.*             7,975       136,373      Diversified Financial Serv. - 0.0%
           Northrim Bank                     10,530       146,472             First Investors Finl. Svcs.*        1,400        4,830
           OAK Hill Financial Inc.            2,300        32,545             Hpsc Inc.*                            600        4,950
           Patriot Bank Corp.                23,800       239,190                                                         ----------
           Redwood Empire Bancorp             9,100       269,360                                                              9,780
           Success Bancshares Inc.*             700        12,887      Electronics - 0.2%
           Yardville National Bancorp         7,000        98,000             Aehr Test Systems*                  2,500       11,125
                                                       ----------             Fargo Electronics, Inc.*           13,300       58,507
                                                        2,025,958             IFR Systems Inc.*                  13,100       22,925
    Beverages - 0.1%                                                          Vicon Industries Inc.*              3,400        8,500
           Golden State Vintners Inc.*        4,200        34,020                                                         ----------
                                                                                                                             101,057
    Biotechnology - 1.0%                                               Energy-Alternate Sources - 0.6%
           Embrex Inc.*                       3,700        57,572             High Plains Corp.*                 78,700      334,475
           Interpore International*          64,490       319,226
           Lifecell Corp.*                   10,900        23,435      Engineering & Construction - 2.1%
           Strategic Diagnostics Inc.*       37,000       123,950             Keith Cos Inc.*                    63,800    1,110,120
                                                       ----------
                                                          524,183      Entertainment - 1.1%
    Building Materials - 2.5%                                                 Shuffle Master Inc.*               27,937      586,677
           Aaon Inc.*                        50,550     1,311,773
           Catalina Lighting Inc.*            7,900         9,796      Environmental Control - 0.7%
                                                       ----------             BHA Group Holdings Inc.             4,200       57,330
                                                        1,321,569             TRC Cos. Inc.*                      5,800      232,986
    Chemicals - 0.1%                                                          U.S. Liquids Inc.*                 14,000       64,400
           Applied Extrusion Technologies                                                                                 ----------
             Inc.*                            7,500        55,050                                                            354,716
           General Chemical Group Inc.*       4,100         1,722      Food - 1.5%
           KMG Chemicals Inc.                 1,210         4,235             Cal-Maine Foods Inc.                9,800       46,060
                                                       ----------             Green Mountain Coffee Inc.*        13,200      394,416
                                                           61,007             John B. Sanfilippo & Son*          17,800       93,450
    Commercial Services - 4.9%                                                M&F Worldwide Corp.*               30,600      117,810
           Conrad Industries Inc.*            4,400        29,700             Rocky Mountain Choc Fact Inc.*      9,991       92,916
           Dice Inc.*                        82,300       179,414             Village Super Market*               1,800       30,690
           FTI Consulting Inc.*              80,800     1,761,440                                                         ----------
           Health Management Systems Inc.*   35,500        70,645                                                            775,342
           Interdent Inc.*                   32,395        12,310

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 2001

Industry  Company                        Shares       Value     Industry  Company                                Shares      Value
--------  -------                       -------    ----------   --------  -------                                -------  ----------
Hand/Machine Tools - 0.1%                                       Machinery-Diversified - 0.1%
        QEP Company Inc.*                 6,175    $   22,230             Baldwin Technology Co.*                 28,500  $   34,200
        Riviera Tool Co.*                 9,182        17,446
                                                   ----------   Media - 0.2%
                                                       39,676             NewsEDGE Corp.*                         24,200      23,716
Healthcare-Products - 2.0%                                                Point.360*                              35,800      71,600
        BIO Vascular Inc.*               25,000       165,000                                                             ----------
        Cambridge Heart Inc.*             4,900        14,945                                                                 95,316
        Colorado Medtech Inc.*           10,900        42,401   Metal Fabricate/Hardware - 0.0%
        Criticare Systems Inc.*         122,700       527,610             Eastern Company                          1,455      22,262
        Endocardial Solutions Inc.*      35,400       203,550
        Lifecore Biomedical Inc.*         6,300        31,500   Mining - 0.4%
        Novametrix Medical Systems*       4,500        27,045             Echo Bay Mines Ltd.*                   175,000     171,500
        Spectranetics Corp.*              7,900        20,145             TVX Gold Inc.*                          55,900      30,186
                                                   ----------                                                             ----------
                                                    1,032,196                                                                201,686
Healthcare-Services - 2.5%                                      Misc. Manufacturing - 0.3%
        Air Methods Corp.*               13,600        53,584             Zindart Limited*                        46,900     150,080
        Chronimed Inc.*                  50,000       270,000
        Novamed Eyecare Inc.*            24,000        55,440   Office Furnishings - 0.1%
        Option Care Inc.*                25,100       381,520             Falcon Products Inc.                     5,200      36,920
        OrthAlliance Inc.*               40,800       132,600
        UnitedHealth Group Inc.           6,852       423,111   Oil & Gas - 11.2%
                                                   ----------             Brigham Exploration Company*             2,500       9,125
                                                    1,316,255             Callon Petroleum Company*               26,740     316,869
Home Builders - 2.0%                                                      Castle Energy Corp.                     25,850     153,032
        Dominion Homes Inc.*              6,000        57,000             Clayton Williams Energy Inc.*            7,200     122,040
        M/I Schottenstein Homes Inc.      5,000       197,500             Edge Petroleum Corp.*                  137,800     806,130
        Meritage Corp.*                  16,300       749,800             Greka Energy Corp.*                      8,900      97,544
        Rottlund Company*                 4,150        20,750             Howell Corp.                            41,030     467,742
                                                   ----------             KCS Energy Inc.*                       102,700     677,820
                                                    1,025,050             Miller Exploration Company*             53,700      50,478
Home Furnishings - 0.1%                                                   Mission Resources Corp.*               151,900   1,026,844
        DMI Furniture Inc.*              19,500        35,100             Petroleum Development Corp.*            56,700     357,777
                                                                          Pontotoc Production Inc.*               32,100     317,148
Insurance - 0.0%                                                          Quicksilver Resources Inc.*             37,500     675,000
        Bancinsurance Corp.*              2,100        10,290             Royale Energy Inc.*                     45,765     471,380
                                                                          Wiser Oil Company*                      34,700     242,900
Internet - 2.5%                                                                                                           ----------
        Ask Jeeves*                      19,100        36,290                                                              5,791,829
        Buy.com*                         52,000        15,600   Oil & Gas Services - 0.1%
        Crossworlds Software Inc.*       15,600        48,360             Dawson Geophysical Company*              4,700      43,710
        Digital Impact Inc.*             13,600        17,000
        E-Loan Inc.*                     40,000        42,000   Pharmaceuticals - 1.3%
        Hyperfeed Technologies Inc.*     54,200       114,904             D&K Healthcare Resources Inc.           15,650     576,703
        Insweb Corp.*                    34,300        26,754             Neogen Corp.*                            7,800     101,010
        Marketwatch.com Inc.*            13,600        33,592                                                             ----------
        MessageMedia Inc.*               48,000        26,400                                                                677,713
        Onesource Information Service*   25,000       210,000   Retail - 14.0%
        Preview Systems*                 21,800        75,210             Calloway's Nursery Inc.*                54,500      70,850
        ScreamingMedia Inc.*             79,000       233,050             Christopher & Banks Corp.*             122,537   3,994,706
        TheStreet.com Inc.*              12,000        18,000             First Cash Financial Services Inc.*      1,500      10,200
        Via Net.Works Inc.*              78,000       120,120             Gart Sports Company*                     4,800     105,600
        Viador Inc.*                     55,700        21,166             HOT Topic Inc.*                         41,000   1,275,100
        Web Street Inc.*                 24,600        28,044             Hancock Fabrics Inc.                    14,500     129,775
        Worldport Communications Inc.*   57,800        94,214             JOS A Bank Clothiers Inc.*               6,800      33,660
        ePlus Inc.*                      15,000       158,100             Movie Gallery Inc.*                     71,300   1,289,817
                                                   ----------             PC Mall Inc.*                          176,380     291,027
                                                    1,318,804             Zones Inc.*                             11,000      22,110
Iron/Steel - 0.1%                                                                                                         ----------
        Bayou Steel Corp.*                4,400         4,180                                                              7,222,845
        Cold Metal Products Inc.          8,700         9,135   Savings & Loans - 4.0%
        Kentucky Electric Steel Inc.*     9,100        12,285             Citizens First Financial Corp.           7,600     115,520
        Olympic Steel Inc.*               7,800        30,810             Coastal Bancorp Inc.                    24,500     783,020
                                                   ----------             Crusader Holding Corp.*                  5,200      50,440
                                                       56,410             Eagle Bancshares Inc.                    7,800     117,780
Leisure Time - 1.7%                                                       FMS Financial Corp.                        700       5,635
        Navigant International Inc.*     62,000       868,000

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 2001

Industry  Company                            Shares     Value        Industry  Company                          Shares      Value
--------  -------                            ------  ----------      --------  -------                          ------  -----------
Savings & Loans, continued                                           Toys/Games/Hobbies - 0.6%
       FSF Financial Corp.                    7,800  $  112,320             Racing Champions Corp.*             56,000  $   291,200
       HMN Financial Inc.                    10,000     171,000
       IPSWICH Bancshares Inc.                6,100      71,675      Transportation - 0.9%
       Itla Capital Corp.*                   27,400     493,200             Allied Holdings Inc.*                6,600       16,830
       Newmil Bancorp                         2,100      24,339             CD&L Inc.*                          11,700        7,137
       Northeast Bancorp                      9,800     126,420             PAM Transportation Svcs.*            2,800       26,096
       Peoples-Sidney Finl Corp.              1,100      10,450             Statia Terminals Group NV           29,800      405,280
                                                     ----------                                                         -----------
                                                      2,081,799                                                             455,343
Semiconductors - 0.3%                                                Water - 0.1%
       BTU International Inc.*                7,200      43,920             York Water Company                   2,200       54,472
       Clare Inc.*                            5,000      12,000                                                         ===========
       Dense-Pac Microsystems Inc.*          20,600      57,680
       Intest Corp.*                          5,100      32,130      Total Common Stock (Identified Cost
                                                     ----------        $26,140,695)                                     $40,986,589
                                                        145,730
Software - 2.9%                                                  Short-term Investments - 21.1%
       3DLabs Inc. Ltd.*                      1,200       1,320      Money Market Funds - 21.1%
       Acclaim Entertainment Inc.*          101,500     495,320             Expedition Money Market Fund           560          560
       DocuCorp International Inc.*          17,900      64,440             Firstar U S Treasury Money
       Ecometry Corp.*                        1,000       1,410               Market Fund Institutional     10,905,149   10,905,149
       Esps Inc.*                            11,600      12,180                                                         ===========
       Group 1 Software Inc.*                16,900     308,425                                                          10,905,709
       HTE Inc.*                             11,600      29,232                                                         ===========
       INSpire Insurance Solutions Inc.*     10,000       8,100
       Mechanical Dynamics Inc.*              6,600      75,900      Total Short-term Investments
       Mobius Management Systems Inc.*        5,500      18,150        (Identified Cost $10,905,709)                     10,905,709
       On Technology Corp.*                  11,000       9,350                                                         ===========
       Prophet 21 Inc.*                         800       4,976
       Rogue Wave Software*                  40,000     175,200  Total Investments - 100.3%                             $51,892,298
       SPSS Inc.*                               632       9,992
       Silverline Technologies Ltd.           6,475      19,749  Other Assets and Liabilities, net - (0.3)%                (128,294)
       TradeStation Group Inc.*              10,600      56,180                                                         ===========
       Unify Corp.*                         639,872     191,962
                                                     ----------  Total Net Assets - 100.0%                              $51,764,004
                                                      1,481,886                                                         ===========
Telecommunications - 3.4%
       Bogen Communications International*    7,300      27,375  * Non-income producing security as no dividends were paid
       Channell Commercial Corp.*             3,600      19,800  during the period from July 1, 2000 to June 30, 2001.
       Gentner Communications Corp.*         17,700     187,620
       TTI Team Telecom International Ltd.   65,300   1,269,432  Other: The aggregate identified cost on a tax basis is
       Vari-L Company Inc.*                  54,500     163,500  $37,125,599. Gross unrealized appreciation and depreciation
       Wireless Telecom Group Inc.           14,600      43,654  were $17,665,635 and $2,819,741, respectively, or net
       Xeta Technologies Inc.*                4,700      24,299  unrealized appreciation of $14,845,894.
                                                     ----------
                                                      1,735,680  See accompanying notes to financial statements.
Textiles - 0.3%
       Quaker Fabric Corp.*                  14,600     149,650

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2001


ASSETS:
      Investments at value (cost - $37,046,404)                                               $  51,892,298
      Cash                                                                                           91,005
      Receivable for investments sold                                                                54,797
      Receivable for interest                                                                        37,577
      Receivable for dividends                                                                        4,909
      Prepaid expenses                                                                                5,417
                                                                                              -------------
            Total assets                                                                         52,086,003
                                                                                              -------------

LIABILITIES:
      Payable for investments purchased                                                             185,181
      Payable for management fee                                                                     40,541
      Accrued expenses                                                                               96,277
                                                                                              -------------
            Total liabilities                                                                       321,999
                                                                                              -------------
      NET ASSETS ( 1,917,545 SHARES OUTSTANDING)                                              $  51,764,004
                                                                                              =============
      Net asset value, offering and redemption price per share ($51,764,004 / 1,917,545)      $       26.99
                                                                                              =============
NET ASSETS REPRESENT:
      Paid-in capital                                                                         $  32,180,683
      Undistributed net realized gain                                                             4,737,427
      Net unrealized appreciation of investments                                                 14,845,894
                                                                                              -------------
      NET ASSETS                                                                              $  51,764,004
                                                                                              =============



See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2001


INVESTMENT INCOME:
      Dividends                                                        $     103,246
      Interest                                                               208,084
                                                                       -------------
            Total income                                                     311,330
                                                                       -------------

EXPENSES:
      Management fees                                                        495,000
      Accounting fees                                                        158,964
      Audit fees                                                              14,317
      Custody                                                                 40,110
      Insurance                                                                4,555
      Legal                                                                    5,335
      Registration fees                                                       10,649
      Directors' fees                                                          3,406
      Miscellaneous                                                            2,295
                                                                       -------------
            Total expenses                                                   734,631
                                                                       -------------
NET INVESTMENT LOSS                                                         (423,301)
                                                                       -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments                                     5,119,915
      Net change in unrealized appreciation                                5,621,490
                                                                       -------------
      Net realized and unrealized gain                                    10,741,405
                                                                       -------------

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS                       $  10,318,104
                                                                       =============

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS




                                                              Year ended          Year ended
INCREASE (DECREASE) IN NET ASSETS:                           June 30, 2001      June 30, 2000
OPERATIONS:
      Net investment loss                                    $    (423,301)     $    (523,167)
      Net realized gain on investments                           5,119,915          4,906,260
      Net change in unrealized appreciation                      5,621,490          9,383,022
                                                             -------------      -------------
          Net increase resulting from operations                10,318,104         13,766,115
                                                             -------------      -------------
      Distributions to shareholders:
          From net investment income                                     0                  0
          From realized gains on investments                             0                  0
                                                             -------------      -------------
            Total distributions to shareholders                          0                  0
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                               2,903,015          2,141,957
      Reinvestment of dividends                                          0                  0
      Cost of shares redeemed                                   (3,415,973)        (6,596,750)
                                                             -------------      -------------
          Net decrease from Fund share transactions               (512,958)        (4,454,793)
                                                             -------------      -------------
          Net increase in net assets                             9,805,146          9,311,322

NET ASSETS:

      Beginning of period                                       41,958,858         32,647,536
                                                             -------------      -------------
      End of period                                          $  51,764,004      $  41,958,858
                                                             =============      =============

Number of Fund shares:
      Sold                                                         119,895            111,765
      Issued on dividends reinvested                                     0                  0
      Redeemed                                                    (145,525)          (357,590)
                                                             -------------      -------------
          Net decrease                                             (25,630)          (245,825)
      Outstanding at beginning of period                         1,943,175          2,189,000
                                                             -------------      -------------
      Outstanding at end of period                               1,917,545          1,943,175
                                                             =============      =============


See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)


                                                               Year ended June 30,
                                        -----------------------------------------------------------------
                                           2001         2000          1999          1998         1997
PER SHARE DATA
  Net asset value,
       beginning of period              $     21.59  $     14.91   $     22.52   $     20.62  $     16.68
                                        -----------  -----------   -----------   -----------  -----------

  Income (loss) from investment
    operations:
            Net investment loss               (0.22)       (0.26)        (0.28)        (0.34)       (0.24)
            Net realized and
                 unrealized gain (loss)        5.62         6.94         (3.77)         4.03         4.50
                                        -----------  -----------   -----------   -----------  -----------
  Total from investment operations             5.40         6.68         (4.05)         3.69         4.26
                                        -----------  -----------   -----------   -----------  -----------
  Less distributions to shareholders:
       Net investment income                   0.00         0.00          0.00          0.00         0.00
       Net realized gains                      0.00         0.00         (3.56)        (1.79)       (0.32)
                                        -----------  -----------   -----------   -----------  -----------
  Total distributions                          0.00         0.00         (3.56)        (1.79)       (0.32)
                                        -----------  -----------   -----------   -----------  -----------
  Net asset value, end of period        $     26.99  $     21.59   $     14.91   $     22.52  $     20.62
                                        ===========  ===========   ===========   ===========  ===========
TOTAL RETURN                                   25.0%        44.8%        (14.6%)        18.4%        26.0%

RATIOS & SUPPLEMENTAL DATA
  Net assets, end of period             $51,764,004  $41,958,858   $32,647,536   $46,256,695  $30,070,202
  Ratios to average net assets:
       Expenses after waivers
            and reimbursements                 1.61%        1.85%         2.00%         1.67%        1.67%
       Expenses before waivers
            and reimbursements                 1.61%        1.85%         2.26%         1.67%        1.87%
       Net investment loss after
            waivers and reimbursements        (0.93%)      (1.36%)       (1.82%)       (1.42%)      (1.37%)

  Portfolio turnover rate                      57.0%        65.4%         80.4%        103.4%        56.2%





See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.       Organization:

         Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

         The Fund is organized as a series fund with six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra -Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio, was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

         The Ultra-Small Company Portfolio was closed to new investors on June 9, 1997 when assets reached $27.5 million and was closed to all investors on June 30, 1998. On November 1, 1998 it reopened to existing investors.

         Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.       Significant Accounting Policies:

         The following is a summary of significant accounting policies followed in the preparation of financial statements.

         Securities Valuation

         Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

         Federal Income Taxes

         It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

         Distributions to Shareholders

         Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the differing treatment of net operating losses and tax allocations.

         Use of Estimates in Financial Statements

         In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                         ULTRA-SMALL COMPANY PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.       Significant Accounting Policies, Continued:

         Risks and Uncertainties

         The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

         12b-1 Plan

         The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

         Other

         Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.       Management Contract:

         The Ultra-Small Company Portfolio pays a flat 0.9% annual management fee, computed daily and payable monthly, except that while the Portfolio's net assets range from $27.5 million to $55 million the fee will be $495,000 annually subject to a maximum rate of 1.49% and a maximum expense ratio of 2.0%.

4.       Related Party Transactions:

         One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

5.       Custodial Agreement:

         The Fund has entered into a Custodial Agreement with Firstar Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

6.       Cost, Purchases and Sales of Investment Securities:

         Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales, other than cash equivalents were $23,639,245 and $34,141,025, respectively, for the year ended June 30, 2001.

7.       Federal Income Taxes:

         The Fund incurred a net loss from investment operations and made no investment income dividends during the year. Distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The ordinary income distributions did not qualify for the dividends received deduction of corporate shareholders.

         The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital

                              BRIDGEWAY FUND, INC.
                         ULTRA-SMALL COMPANY PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


7.       Federal Income Taxes, continued:

         gains. The Fund utilized $206,329 of capital loss carryforwards to offset capital gains realized in the year ended June 30, 2001.

         Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital. Net investment losses of $423,301 were reclassified to paid-in capital for the year ended June 30, 2001.

8.       Subsequent Events:

         On August 14, 2001, the Fund's Board of Directors approved the name change of the Aggressive Growth Portfolio to Aggressive Investors Portfolio I and the addition of a new portfolio, Aggressive Investors Portfolio II, to the Fund, effective on October 31, 2001.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Ultra-Small Company Portfolio


In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ultra-Small Company Portfolio, one of the portfolios constituting Bridgeway Fund, Inc. (the "Fund"), at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.





August 24, 2001

August 28, 2001                                     June Quarter - Annual Report


Dear Ultra-Small Company Tax Advantage Portfolio Shareholder, The Portfolio returned 12.3% in the six months from January through June. Over the same period, Russell 2000 was up 6.9% and the CRSP Index of ultra-small companies was up 25.5%.

For the full fiscal year that ended June 30, our Portfolio was up 9.8%, compared to 0.7% return of Russell 2000, and 2.0% of CRSP Cap-Based 10 Index. Ultra-small stocks have been a great corner of the market to "hide out" in over the last year as the S&P 500 Index of large companies declined 14.8% and the technology heavy NASDAQ Composite declined 45.4%.

Performance Summary

The following table presents SEC standardized performance for 6 months, one-year and life-to-date. The graph below presents our 6-month, one-year and life-to-date performance versus the same benchmarks.

                                                             6 months         1 Year         Life-to-Date
                                                             01/01/01         7/1/00            7/31/97
                                                            to 6/30/01      to 6/30/01       to 6/30/01(3)
                                                            ----------      ----------       -------------
        Ultra-Small Company Tax Advantage Portfolio            12.3%           9.8%             10.0%
        CRSP Cap-Based Portfolio 10 Index(1)                   27.0%           2.0%              3.7%
        Russell 2000 Index(2)                                   6.9%           0.7%              4.4%

(1) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2062 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. This is the index we are seeking to match in performance. (2) The Russell 2000 Index is an unmanaged index of small companies (with dividends reinvested). This latter index is the most widely tracked index among small company funds, but it is comprised of companies roughly 10 times larger than those of the CRSP Index and the Bridgeway Portfolio. (3)Life-to-Date returns are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Fiscal Year Performance--What Worked

TRANSLATION: Unlike last year, no one industry or sector carried our fiscal year performance; it was very broad based.

Here's the list of our best performers. We own a fairly large number of stocks, and 79 of them returned at least 50% in the fiscal year. Feast your eyes on these stocks:

           Rank   Description                                Industry                           % Gain
           ----   -----------                                --------                           ------
            1     Oregon Steel Mills Inc.                    Iron/Steel                         666.5%
            2     Amsurg Corp.                               Healthcare-Services                449.8%
            3     Circuit City Stores-Carmax                 Retail                             372.9%
            4     Gart Sports Company                        Retail                             358.7%
            5     Urologix Inc.                              Healthcare-Products                350.7%
            6     Meritage Corporation                       Home Builders                      330.4%
            7     ASI Solutions Inc                          Commercial Services                295.5%
            8     Jones Apparel Group Inc.                   Apparel                            251.6%
            9     TRC Cos. Inc.                              Environmental Control              249.3%
            10    Green Mountain Coffee Inc                  Food                               242.7%
            11    Racing Champions Corp.                     Toys/Games/Hobbies                 234.3%
            12    Daktronics Inc.                            Electronics                        209.7%
            13    Perini Corp.                               Engineering & Construction         206.2%
            14    Echo Bay Mines Ltd.                        Mining                             183.0%
            15    Bioanalytical Systems Inc.                 Healthcare-Products                180.3%
            16    Movie Gallery Inc.                         Retail                             166.4%
            17    Option Care Inc.                           Healthcare-Services                159.9%
            18    EPIQ Systems Inc.                          Software                           159.5%
            19    Remington Oil & Gas Corp.                  Oil & Gas                          153.3%
            20    EDO Corp.                                  Aerospace/Defense                  152.7%
            21    RMH Teleservices Inc.                      Telecommunications                 151.8%
            22    Hovnanian Enterprises Inc                  Home Builders                      148.8%
            23    Maxcor Financial Group                     Diversified Financial Services     146.0%
            24    Microtouch Systems Inc.                    Computers                          143.5%
            25    SRI/Surgical Express Inc                   Healthcare-Products                142.7%
            26    LCA-Vision Inc.                            Healthcare-Products                134.7%
            27    Steven Madden Ltd.                         Apparel                            131.4%
            28    PLATO Learning Inc.                        Software                           125.1%
            29    Innodata Corp                              Computers                          124.0%
            30    Schuler Homes Inc                          Home Builders                      121.1%
            31    D&K Healthcare Resources Inc               Pharmaceuticals                    118.9%
            32    Almost Family Inc.                         Healthcare-Services                115.8%
            33    FTI Consulting Inc.                        Commercial Services                107.6%
            34    Cornell Companies Inc.                     Commercial Services                105.9%
            35    Duck Head Apparel Co Inc                   Apparel                            105.8%
            36    Friedman's Inc.                            Retail                             103.8%
            37    Community Bankshares Inc/Va                Banks                              100.8%
            38    Engle Homes Inc.                           Home Builders                      99.7%
            39    Ansoft Corp.                               Computers                          99.3%
            40    Document Sciences Corp.                    Software                           93.3%
            41    IBERIABANK Corp                            Banks                              92.2%

            42    UnitedHealth Group Incorporated            Healthcare-Services                92.2%
            43    General Binding Corp.                      Office/Business Equip              88.0%
            44    Horizon Health Corp.                       Healthcare-Services                86.3%
            45    Quaker Fabric Corp.                        Textiles                           85.8%
            46    Newmark Homes Corp.                        Home Builders                      82.6%
            47    Christopher & Banks Corporation            Retail                             79.5%
            48    ScreamingMedia Inc.                        Internet                           79.4%
            49    First American Health Concepts             Healthcare-Services                79.3%
            50    Railamerica Inc.                           Transportation                     79.1%
            51    Coastal Bancorp Inc.                       Savings & Loans                    78.9%
            52    Foilmark Inc                               Machinery-Diversified              78.3%
            53    Vesta Insurance Group Inc                  Insurance                          77.0%
            54    Northwest Pipe Company                     Metal Fabricate/Hardware           76.6%
            55    Performance Technologies Inc.              Telecommunications                 76.5%
            56    Concentrex Incorporated                    Software                           75.0%
            57    CoBiz Inc                                  Banks                              70.1%
            58    Rocky Mountain Choc Fact Inc.              Food                               69.8%
            59    Columbus Energy Corp                       Oil & Gas                          69.6%
            60    Advanced Marketing Services                Distribution/Wholesale             69.6%
            61    Innotrac Corp.                             Commercial Services                68.7%
            62    Orthologic Corp.                           Healthcare-Products                67.5%
            63    Acclaim Entertainment Inc                  Software                           66.0%
            64    Monterey Pasta Company                     Food                               65.7%
            65    Command Systems Inc                        Commercial Services                65.5%
            66    Digital River Inc                          Internet                           65.2%
            67    STV Group Inc.                             Engineering & Construction         63.0%
            68    Bostonfed Bancorp Inc.                     Savings & Loans                    62.1%
            69    Infinity Inc                               Oil & Gas Services                 60.7%
            70    Westerfed Financial Corp                   Savings & Loans                    60.5%
            71    Oshman's Sporting Goods                    Retail                             55.4%
            72    Team Mucho Inc                             Commercial Services                54.3%
            73    Bryn Mawr Bank Corp.                       Banks                              54.0%
            74    SJNB Financial Corp.                       Banks                              53.1%
            75    Integrity Inc                              Entertainment                      53.0%
            76    American Home Mortgage Holdings Inc.       Diversified Financial Services     52.7%
            77    Ultimate Electronics Inc.                  Retail                             52.0%
            78    Donegal Group Inc.                         Insurance                          51.6%
            79    Lightbridge Inc.                           Telecommunications                 50.8%

I can't imagine a more diverse list than this. One of the games I like to play (after I'm finished with my models) is to see how many companies on a list of ultra-small stocks I actually recognize. I bought my VCR at Circuit City. A friend of mine gave me some Green Mountain coffee as a thank you gift last year. The son of a friend has a toy from Racing Champions. I have a duffle bag from Duck Head Apparel. I have seen (but never been in) a branch office of Coastal Bancorp. I have tasted Rocky Mountain chocolate (and wish I had some right now). I've shopped at Oshman's Sporting Goods (now taken over by Gart Sports Company) since I was a kid. My daughter goes to Bryn Mawr College and I've seen Bryn Mawr Bank. That's about it; eight out of 79. How about you?

Detailed Explanation of Fiscal Year Performance--What Didn't Work

TRANSLATION: Of course, not everything went up in the fiscal year. Technology took its toll in fiscal year 2001, after adding a lot to our performance in the prior two years.

If it was technology, it probably didn't do well in the last year. Our stocks were no exception. Fortunately, technology (including communications) accounted for only 16.4% of the Portfolio at the beginning of the fiscal year. A number of stocks declined at least 50% in the fiscal year, but it's a much shorter list than the one above:


           Rank   Description                                Industry                           % Loss
           ----   -----------                                --------                           ------
            1     Quokka Sports Inc.                         Internet                          (100.0)%
            2     Unify Corp.                                Software                           (96.5)%
            3     Network Commerce Inc.                      Internet                           (95.3)%
            4     PC Service Source Inc.                     Distribution/Wholesale             (94.7)%
            5     Gradco Systems Inc.                        Office/Business Equip              (78.9)%
            6     Artificial Life Inc.                       Internet                           (77.4)%
            7     Hall Kinion & Associates Inc.              Commercial Services                (76.4)%
            8     Corsair Communications Inc.                Telecommunications                 (73.3)%
            9     Healthcentral.com                          Internet                           (72.4)%
            10    EntrePort Corporation                      Internet                           (71.6)%
            11    Ashford.com Inc                            Internet                           (71.2)%
            12    DEL Global Technologies Corp.              Healthcare-Products                (69.1)%
            13    Healthgate Data Corp.                      Internet                           (67.3)%
            14    Denali Inc.                                Miscellaneous Manufacturers        (67.1)%
            15    Dataram Corp.                              Computers                          (65.6)%
            16    Ramsay Youth Services Inc.                 Healthcare-Services                (63.3)%
            17    Netspeak Corp                              Software                           (62.5)%
            18    Home Products International Inc.           Housewares                         (62.1)%
            19    Printronix Inc.                            Computers                          (61.5)%
            20    Dice Inc                                   Commercial Services                (60.9)%
            21    One Price Clothing Stores                  Retail                             (60.3)%
            22    Alternative Resources Corp.                Commercial Services                (58.8)%
            23    Kellstrom Inds Inc.                        Aerospace/Defense                  (58.3)%
            24    Viador Inc.                                Internet                           (56.9)%
            25    SBE Inc.                                   Telecommunications                 (56.5)%
            26    Webhire Inc.                               Software                           (55.7)%
            27    PSC Inc                                    Electronics                        (54.9)%
            28    Catalina Lighting Inc.                     Building Materials                 (54.8)%
            29    AON Corp                                   Insurance                          (53.9)%
            30    Esps Inc                                   Software                           (53.9)%
            31    Clare Inc                                  Semiconductors                     (52.9)%
            32    Creative Computer Appl Inc.                Computers                          (52.4)%
            33    CD&L Inc                                   Transportation                     (51.0)%
            34    ARV Assisted Living Inc                    Healthcare-Services                (50.7)%

Turning the Corner with Ultra-Small Stocks

TRANSLATION: With no promises about future performance, there is reason to believe ultra-small stocks may continue to do well relative to large ones.

In my annual report a year ago, I mentioned that one of the unusual statistical phenomena in the stock market is size "persistence." That is, small stocks tend to outperform large ones in the current year if they did the year before. Last year, ultra-small stocks outperformed large ones for the first time in six years, and I said this "bodes well for fiscal year 2001" for our Portfolio. Indeed, ultra-small stocks came roaring back during the year, with our portfolio beating the S&P 500 Index of large stocks by over 24 percentage points. I do not think this level of out performance is likely to continue, but ultra-small stocks may well continue to beat large companies another year. (Obviously, some year in the future this will not be true; it is simply a historical tendency.)

Taking the Lead from the S&P 500

TRANSLATION: Many of our Portfolio shareholders invested because of the historical evidence that small stocks have outperformed large ones over longer time periods and that ultra-small stocks do even better. That historical advantage did not repeat itself during the first two years of our fund, however, and we have lagged the S&P 500 Index of large companies ever since. Up until the June quarter, that is. I am now happy to report that our Portfolio now leads the S&P 500 Index on a cumulative basis.

With the remarkable strength of large companies from late 1994 through the fall of 1999, our Portfolio was lagging the S&P 500 Index of large companies on a cumulative basis for almost the entire history of our Portfolio. With the recent up-trend in ultra-small stocks, I am pleased to report that we have overtaken the S&P 500 Index again on a cumulative basis since inception on July 31, 1997. The average annual return of our Portfolio as reported above through the end of June, 2001 is 10.0%. The equivalent number for the S&P 500 Index is 8.0%. Long term, I still think the CRSP "10" Index should outperform the S&P 500 Index, since ultra-small companies are much more volatile than large ones and should therefore command a premium in the marketplace. If so, we should see results in our Portfolio in the (long-term) future. Of course, the standard caveat still holds: past returns are no guarantee of future performance. Our first four years also demonstrate that this trend doesn't happen every year (or even every four-year period).

Bridgeway Passively Managed Fund Performance

Over the last three years through June 30, Bridgeway Ultra-Small Company Tax Advantage Portfolio has outperformed all 21 small-cap passively managed domestic equity mutual funds. (We didn't over the last single year, however.) Over the last three years, Bridgeway Ultra-Large 35 Index Portfolio has outperformed every other large-cap domestic equity index fund. At Bridgeway, we're a bit "esoteric," like following an unheard of small-cap index and trying to "create a better mousetrap" with a different large-cap index construction. Three years is too short a period to demonstrate superiority, but so far, I'm pleased.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice.

The Worst Thing That Happened in Fiscal Year 2000

TRANSLATION: For Bridgeway as a whole, the worst thing that happened over the last year was the performance of our socially screened fund, now named the Calvert Large Cap Growth Fund. Just as 1998 was the worst year in 25 years for smaller company value-oriented funds (including Bridgeway Ultra-Small Company Portfolio), the most recent fiscal year was the worst in 25 years for large company growth funds. Even though we slightly beat the average of large growth funds (our "competition"), we underperformed the S&P 500 by a wide margin. It was our first year of negative performance for this fund and I had really hoped to do much better in such a bear market.

Highlighting in each annual report the worst thing that happened at Bridgeway in the course of the last year is a Bridgeway tradition. We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments. We want to learn everything we can from them, and it's impossible to do so if they are not acknowledged and in open view. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. When I make mistakes, I'm committed to learning from them and not repeating them. As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them. I think we've done an excellent job of not repeating the "negatives" that we highlight.

At the head of the list of what didn't go well in the last year was the large decline of the Calvert Large Cap Growth Fund, for which Bridgeway serves as sub-advisor (that is, we do the financial research and buy and sell stocks for the fund). During the period from March 30, 2000 to March 30, 2001, the Lipper Large Cap Growth Fund Index declined a huge 33.3%. This was the worst showing for this category in over 25 years. Our fund did slightly better, down 27.8%, but still much worse than the 14.8% decline of the S&P 500. We really tried the patience of these shareholders (I am one), and I don't feel good about this performance. The experience of calendar year 1998 with Bridgeway Ultra-Small Company Portfolio and in fiscal year 2001 with the Calvert fund--that of a concentrated, severe bear market--suggests an area of research for our firm. While our philosophy is one of holding through the short-term market declines, I think we can do better than this showing. I'm working to do a better job next time.

Leading the Market on a Cumulative Basis

One interesting statistic on Bridgeway is that every actively managed Bridgeway portfolio, except for the Calvert Large Cap Growth Fund above, is beating its primary market benchmark on a cumulative basis since inception. In the last quarter we made good progress to get the Calvert fund back "above the market line;" on a cumulative basis we lagged it by 1.1% at the end of June. Here's our record in the format required by the SEC, including our primary market benchmarks:


                                                                              Since       Date of
          Portfolio                                1 year       5 years     Inception    Inception
          ---------                                ------       -------     ---------    ---------
          Aggressive Growth                         (9.4)%       29.5%        30.4%       8/5/1994
          Calvert Large Cap Growth                 (27.8)%       14.7%        17.2%       8/5/1994
          S&P 500                                  (14.8)%       14.4%        17.4%

          Ultra-Small Company                       25.0%        18.2%        21.7%       8/5/1994
          CRSP "10" Index                            2.0%         8.4%        12.8%

          Micro-Cap Limited                         33.6%         N/A         30.0%       7/1/1998
          CRSP "9" Index                             3.9%         N/A         10.0%

          Ultra-Large 35 Index Portfolio           (16.6)%        N/A         10.6%      7/31/1997
          Ultra-Large 35 Index                     (16.2)%        N/A         10.4%
          S&P 500                                  (14.8)%        N/A          8.0%

          Ultra-Small Co. Tax Advantage              9.8%         N/A         10.0%      7/31/1997
          CRSP "10" Index                            2.0%         N/A          3.7%

Very few fund families can boast a diversified offering of products with such market-beating performance since inception. Our three actively managed funds each now carry the maximum "five stars" from Morningstar. Our two passively managed funds are, respectively, the top performing large-cap index fund and the top performing small-cap passively managed fund over the trailing three-year period. We can't make representations about future performance, but we will keep working to make it happen.

Your Board of Directors

One thing you may not know about the structure of a mutual fund is that a board of directors, a majority of whom are not affiliated with (or employed by) the adviser, oversees the policies and operations of the fund. Essentially, the Fund has no employees. The Board hires an investment adviser to manage all operations of the fund, from making investment decisions to pricing fund shares daily to filing federally required documentation. In my opinion, the Board's single most important job is reviewing and approving a contract between the fund and a fund management company. For example, on April 11, Bridgeway Fund's Board of Directors approved continuing the management contract for another year with Bridgeway Capital Management, the "adviser" of the Fund. The Board plays a very important role. Really, its only role is looking out for shareholder interests. I thought you'd be interested to know more about your board members.

Karen S. Gerstner is an attorney and partner with Davis Ridout Jones and Gerstner in Houston. She specializes in estate planning and litigation. With her legal background, Karen brings an oversight both in the protection of the fund in areas of liability and in the interests of shareholders for the care of their personal assets. She is very sharp, detail oriented, and extremely conscientious. Karen's J.D. is from Case Western Reserve University School of Law in Cleveland, Ohio. Among her board directorships are three non-profit organizations: the Houston Center for Hearing and Speech Foundation, the Exchange Club and St. Andrews Presbyterian Church. Miles D. Harper, III is a partner in the CPA firm, Gainer, Donnelly and Desroches in Houston. His accounting and tax backgrounds have been valuable in guiding the Board's decisions in the areas of finance, audit, and accounting systems. Miles is also on the board of the Calvert Large Cap Growth Fund. Karen and Miles have both been invaluable in getting Bridgeway staff to think through the ramifications of our growth plans and in holding staff accountable to the high ethical standards we have set. Our newest board member, Kirbyjon Caldwell, is the Senior Pastor of the largest United Methodist Church in the country. His early experience on Wall Street and in investment banking, his firsthand knowledge of organizational hypergrowth, his vibrant activity in community development, and his spiritual life's work help the Board monitor the integrity and service to which Bridgeway is seriously committed. He holds a Master's Degree in Theology from Southern Methodist University-Perkins School of Theology and an MBA from the Wharton School of Finance. He also serves on the boards of Continental Airlines, Chase Bank-Texas, Southern Methodist University and others, and introduced President George W. Bush at the National Republican Convention. I am the single Board member who is affiliated with Bridgeway Capital Management. I have graduate degrees from MIT and Harvard Business School, and I founded Bridgeway Capital Management, Inc. in July 1993. I'm thrilled to be on a board with these three people and together, to serve as the primary legal entity seeking to protect your financial interests.

Market Timers Lose Again

TRANSLATION: Trying to time the market almost never pays.

You may remember from previous shareholder letters that part of Bridgeway's philosophy is not to try to time the market. The reasons are three-fold. First, it increases transaction costs, meaning it costs something to buy and sell securities, something that a shareholder pays for one way or another. Second, it generally is very tax-inefficient, which increases the portion of total performance that you have to pay Uncle Sam in a taxable account. Third, even apart from these two problems, very, very few people are successful at it. Typically, they buy after a run up in price and sell too late after a correction.

We recently had the opportunity to take a look at this phenomenon when our Ultra-Small Company Tax Advantage Portfolio attracted some "market timers" last January. We strongly discourage market timers of any kind from buying our fund. We do this by stating so in the prospectus, by reserving the right to impose a redemption fee in a down market, by reserving the right to redeem larger shareholders "in-kind" (meaning we give them shares of many stocks instead of cash), and by simply "locking out" any shareholders who have a history of switching in and out. The ones we identified from the January period we simply shut out from all Bridgeway portfolios after just one time in and out.

Our calculations indicate that on average, market timing shareholders as a group lost roughly 7.6% of the average amount of money they had invested in Bridgeway. What is remarkable is that this happened during a period in which the Portfolio itself actually increased 5.1%. This is just one more demonstration of the pointlessness of timing the market. Our philosophy: it pays to get a long term plan for investing, put it in place, and change it only when your circumstances (for instance, life stages) change, not when the market is simply up or down. We believe the stock market is only an appropriate place to invest with money you won't need until the long term, at least five, but preferably ten years out.

Conclusion

As always, I appreciate your feedback. We discuss shareholder comments at our weekly staff meeting and continue to make improvements because people have taken the time to write or call us. Recently, we made a change to our website following shareholder feedback, and we expect more significant web site design changes soon. Please keep your ideas coming. In a big way, our shareholders have helped make Bridgeway what it is today.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                     (formerly ULTRA-SMALL INDEX PORTFOLIO)
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 2001


    Industry  Company                         Shares       Value      Industry  Company                         Shares       Value
    --------  -------                         ------     ---------    --------  -------                         ------     --------
Common Stock - 89.9%                                                  Chemicals - 0.7%
    Advertising - 0.0%                                                         Applied Extrusion Technologies
           Leapnet Inc.*                       1,497     $   1,662               Inc.*                           6,300     $ 46,242
                                                                               JLM Industries Inc.*              7,100       18,460
    Aerospace/Defense - 0.7%                                                                                               --------
           EDO Corp.                           3,700        59,015                                                           64,702
                                                                      Commercial Services - 5.2%
    Apparel - 0.4%                                                             ACE Cash Express Inc.*              200        2,050
           Ashworth Inc.*                      1,200         6,624             Alternative Resources Corp.*     47,600       20,468
           Duck Head Apparel Company Inc.*       250         1,140             Conrad Industries Inc.*           6,800       45,900
           Haggar Corp.                          450         4,658             Cornell Companies Inc.*           4,500       62,775
           Jones Apparel Group Inc.*             197         8,528             Exponent Inc.*                    3,200       34,496
           Steven Madden Ltd.*                   700        12,789             FTI Consulting Inc.*              1,800       39,240
                                                         ---------             Healthcare Services Group*        7,100       50,410
                                                            33,739             Innotrac Corp.*                  10,500       78,750
    Auto Parts & Equipment - 0.1%                                              The Judge Group Inc.*            17,000       24,990
           IMPCO Technologies Inc.*               29         1,025             National Research Corp.*          3,700       19,425
           Raytech Corp.*                      3,400        10,030             Nexthealth Inc.*                  6,100       29,280
                                                         ---------             Opinion Research Corp.*           3,900       23,790
                                                            11,055             Rock of Ages Corp.*               4,900       24,794
    Banks - 8.6%                                                               Superior Consultant Hldgs.*       2,700       12,420
           BYL Bancorp*                        1,700        30,328             Versar Inc.*                      2,900        5,945
           Bancorp Rhode Island Inc.           3,128        51,612                                                         --------
           Bank of The Ozarks                  2,900        58,000                                                          474,733
           Bryn Mawr Bank Corp.                  230         7,130    Computers - 5.2%
           Capital Crossing Bank*              2,900        48,778             ARIS Corp.*                      12,900       33,540
           Capitol Bancorp Ltd.                  500         6,925             Ansoft Corp.*                     2,400       40,800
           Cascade Bancorp                       480         5,424             BTG Inc.*                         6,500       52,000
           Central Bancorp Inc.                  300         6,900             Compucom Systems Inc.*            2,900        7,830
           Civic Bancorp*                        315         4,851             Dataram Corp.*                      900        8,910
           CoBiz Inc.                            400         9,100             Drexler Technology Corp.*           500        6,005
           Commercial Bankshares Inc./Fl       1,400        29,750             ImageX.com Inc.*                 30,000       37,500
           Community Bankshares Inc./Va          300        11,325             Intelligroup Inc.*               36,000       32,040
           Community Financial Corp/IL*        2,200        32,120             National Techteam Inc.*           7,600       20,140
           Covest Bancshares Inc.              3,475        53,237             Neomedia Technologies Inc.*       5,300       10,335
           FNB Corp. Inc.                      1,779        25,796             Printronix Inc.*                    700        3,535
           FVNB Corp.                            200         8,200             Rimage Corp.*                     2,025       16,909
           First Banks America Inc.*             400         9,560             Seec Inc.*                        1,100        2,937
           First Mariner Bancorp Inc.*         4,900        31,605             Sento Corp.*                      8,900       15,308
           First State Bancorporation          1,500        29,100             SmartDisk Corp.*                 15,800       65,412
           Glacier Bancorp Inc.                  567        10,773             Tier Technologies Inc.*           3,900       37,245
           Greater Community Bancorp           1,851        19,898             Tripos Inc.*                      4,300       63,210
           IBERIABANK Corp.                      350        10,343             Vista Information Solutions*      3,500        3,920
           Mercantile Bank Corp.*              2,928        50,069             Vitech America Inc.*             29,600       12,728
           Northrim Bank                       3,800        52,858                                                         --------
           Patriot Bank Corp.                  5,600        56,280                                                          470,304
           Prosperity Bancshares Inc.            400         9,572    Cosmetics/Personal Care - 0.3%
           Redwood Empire Bancorp              1,300        38,480             Parlux Fragrances Inc.*          12,300       30,996
           SJNB Financial Corp.                  200         8,648
           Southside Bancshares Inc.           4,923        51,396    Distribution/Wholesale - 1.3%
           Yardville National Bancorp            600         8,400             Advanced Marketing Services       2,025       42,221
                                                         ---------             Bell Microproducts Inc.*            975       11,661
                                                           776,458             Cellstar Corp.*                   3,000        6,450
    Beverages - 1.1%                                                           Navarre Corp.*                   38,300       46,726
           Odwalla Inc.*                         700         7,210             Nitches Inc.                      1,300        7,475
           Peet's Coffee & Tea Inc.*           2,600        21,372                                                         --------
           Redhook ALE Brewery Inc.*          18,600        35,340                                                          114,533
           Vermont Pure Holdings Ltd.*         9,200        36,064    Diversified Financial Serv. - 1.0%
                                                         ---------             American Home Mortgage
                                                            99,986               Holdings Inc.                   2,500       29,763
    Biotechnology - 0.1%                                                       Hoenig Group Inc.*                1,200       13,260
           Strategic Diagnostics Inc.*         3,200        10,720             Maxcor Financial Group*          15,500       44,175
                                                                                                                           --------
    Building Materials - 0.1%                                                                                                87,198
           Aaon Inc.*                            350         9,083    Electric - 0.5%
                                                                               Conectiv                          1,100       23,760
                                                                               Green Mountain Power Corp.        1,600       25,536
                                                                                                                           --------
                                                                                                                             49,296

                              BRIDGEWAY FUND, INC.
             ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO, continued
                     (formerly ULTRA-SMALL INDEX PORTFOLIO)
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 2001


    Industry  Company                        Shares        Value      Industry  Company                         Shares      Value
    --------  -------                        ------      --------     --------  -------                         ------    --------
    Electrical Compo. & Equip. - 0.2%                                 Healthcare-Services - 3.4%
           Nortech Systems Inc.*              3,000      $ 21,930              Air Methods Corp.*                6,600    $ 26,004
                                                                               Almost Family Inc.*               5,800      43,500
    Electronics - 3.3%                                                         America Service Group Inc.*         400      10,240
           Aehr Test Systems*                 1,900         8,455              Amsurg Corp.*                       800      23,640
           Daktronics Inc.*                   2,000        30,780              Chronimed Inc.*                   1,000       5,400
           IFR Systems Inc.*                 24,000        42,000              Healthcare Recoveries Inc.*      10,000      51,200
           Isco Inc.*                         6,300        47,250              Horizon Health Corp.*             4,000      50,640
           OYO Geospace Corp.*                  500        11,450              Option Care Inc.*                 3,900      59,280
           Phoenix Gold International*          300           456              UnitedHealth Group Inc.             634      39,150
           Reptron Electronics Inc.*          8,700        40,020                                                         --------
           Signal Technology Corp.*             900         9,675                                                          309,054
           Viisage Technology Inc.*          24,100        58,322     Home Builders - 0.6%
           Xetel Corp.*                      18,600        49,662              Dominion Homes Inc.*                550       5,225
                                                         --------              Hovnanian Enterprises Inc.*         411       5,964
                                                          298,070              Meritage Corp.*                     450      20,700
    Engineering & Construction - 0.8%                                          Newmark Homes Corp.                 750      10,298
           Altair International Inc.*         3,200         6,912              Schuler Homes Inc.*                 800      10,832
           Keith Cos Inc.*                      400         6,960                                                         --------
           Perini Corp.*                      5,500        55,000                                                           53,019
           STV Group Inc.*                      700         7,700     Home Furnishings - 0.8%
                                                         --------              Cobra Electronics Corp.*          3,700      29,230
                                                           76,572              Flexsteel Industries              2,300      27,554
    Entertainment - 1.0%                                                       Koss Corp.*                         400      12,500
           American Skiing Co.*              15,400        11,088              Royal Appliance Manufacturing*    1,000       6,080
           Integrity Inc.*                    5,900        33,512                                                         --------
           Laser-Pacific Media Corp.*        16,100        48,300                                                           75,364
                                                         --------     Insurance - 0.9%
                                                           92,900              AON Corp.*                          436      15,268
    Environmental Control - 1.1%                                               Donegal Group Inc.                  951      10,946
           TRC Cos. Inc.*                       500        20,085              Donegal Group Inc.                1,902      24,631
           U.S. Liquids Inc.*                14,300        65,780              Merchants Group Inc.              1,100      23,265
           Waste Holdings Inc.*               1,600        12,160              Vesta Insurance Group Inc.        1,000      10,950
                                                         --------                                                         --------
                                                           98,025                                                           85,060
    Food - 3.5%                                                       Internet - 8.2%
           Amcon Distributing Co.             1,870         9,537              Agency.com Inc.*                 12,000      38,640
           Cal-Maine Foods Inc.               7,200        33,840              Artificial Life Inc.*            14,400       7,920
           Green Mountain Coffee Inc.*        1,400        41,832              Ashford.com Inc.*                27,000       5,670
           Horizon Organic Holding Corp.*     8,000        76,400              Audible Inc.*                    20,000      13,600
           Monterey Pasta Company*           11,200        89,040              Barnes & Noble.com Inc.*          5,112       8,333
           Rocky Mountain Choc Fact Inc.*     6,800        63,240              Buy.com*                         33,800      10,140
           Tasty Baking Company                 400         7,044              CareerEngine Network Inc.*       21,700      15,190
                                                         --------              Carescience Inc.*                21,800      37,060
                                                          320,933              Concero Inc.*                    15,100      16,610
    Gas - 0.1%                                                                 Digital River Inc.*               2,600      11,700
           Delta Natural Gas Co. Inc.           430         8,428              E-Loan Inc.*                     38,000      39,900
                                                                               Egghead.com Inc.*                16,800       9,744
    Hand/Machine Tools - 0.1%                                                  EntrePort Corp.*                  9,800       1,862
           P & F Industries*                  1,350         9,248              Fastnet Corp.*                   19,600      18,620
                                                                               Healthgate Data Corp.*            4,800       1,680
    Healthcare-Products - 4.2%                                                 Hyperfeed Technologies Inc.*     13,500      28,620
           BIO Vascular Inc.*                 1,200         7,920              Insweb Corp.*                    43,500      33,930
           Bioanalytical Systems Inc.*        3,000        26,850              Juno Online Services Inc.*       26,200      37,990
           Cepheid Inc.*                      7,600        22,876              Liquid Audio*                    15,400      45,430
           LCA-Vision Inc.*                   5,900        14,750              Mediaplex Inc.*                  19,000      17,290
           Lifecore Biomedical Inc.*          5,800        29,000              Navidec Inc.*                    28,700      29,561
           Merit Medical Systems Inc.*        6,300        56,700              Network Commerce Inc.*            2,200       1,210
           North American Scientific*           600         8,700              Panja Inc.*                      10,000      40,000
           Novametrix Medical Systems*        5,900        35,459              Preview Systems*                 11,000      37,950
           Orthologic Corp.*                  2,000         8,820              Quotesmith.com Inc.*             17,000      34,510
           Pharmanetics Inc.*                 4,400        46,244              RoweCom Inc.*                    45,700      42,044
           Radiance Medical Systems Inc.*     6,050        31,944              ScreamingMedia Inc.*             21,800      64,310
           Rita Medical Systems Inc.*        10,500        50,505              Softnet Systems Inc.*            12,700      24,892
           SRI/Surgical Express Inc.*           500        15,205              Telescan Inc.*                   12,200       4,148
           Urologix Inc.*                     1,300        23,803              ePlus Inc.*                       4,900      51,646
                                                         --------              iGO Corp.*                       17,500      16,975
                                                          378,776                                                         --------
                                                                                                                           747,175

                              BRIDGEWAY FUND, INC.
             ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO, continued
                     (formerly ULTRA-SMALL INDEX PORTFOLIO)
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 2001

Industry  Company                          Shares    Value      Industry  Company                                 Shares     Value
--------  -------                          ------   --------    --------  -------                                 ------   --------
Iron/Steel - 1.0%                                               Retail - 5.5%
       Olympic Steel Inc.*                  9,600   $ 37,920             AC Moore Arts & Crafts Inc.*              3,700   $ 55,500
       Oregon Steel Mills Inc.*             5,900     50,150             Benihana Inc.*                              300      4,125
                                                    --------             The Bombay Company Inc.*                  9,000     24,300
                                                      88,070             Calloway's Nursery Inc.*                  2,000      2,600
Leisure Time - 0.3%                                                      Christopher & Banks Corp.*                  600     19,560
       Johnson Outdoors Inc.*               2,200     14,828             Circuit City Stores-Carmax*               2,300     36,708
       Navigant International Inc.*           800     11,200             Dave & Buster's Inc.*                       700      5,887
                                                    --------             First Cash Financial Services Inc.*       4,900     33,320
                                                      26,028             Friedman's Inc.                             900     10,350
Lodging - 0.6%                                                           Frisch's Restaurants Inc.                 3,300     45,705
       Suburban Lodges Of America*          6,800     52,360             Gadzooks Inc.*                              500      6,545
                                                                         Gart Sports Company*                      1,650     36,300
Machinery-Diversified - 0.8%                                             JOS A Bank Clothiers Inc.*                1,100      5,445
       Minuteman International Inc.*        3,000     29,700             Lillian Vernon Corp.                      5,200     36,712
       Quipp Inc.*                          2,000     33,460             Mayor's Jewelers Inc.*                    5,800     24,070
       Selas Corp. Of America               1,000      4,500             Movie Gallery Inc.*                       3,100     56,079
                                                    --------             Rubio's Restaurants Inc.*                10,800     52,920
                                                      67,660             Sport Chalet Inc.*                        3,800     31,730
Media - 0.4%                                                             Wilsons The Leather Experts*                750     13,913
       Point.360*                          16,000     32,000                                                               --------
                                                                                                                            501,769
Metal Fabricate/Hardware - 1.5%                                 Savings & Loans - 8.0%
       Atchison Casting Corp.*             25,000     72,500             Abington Bancorp Inc.                     2,000     31,500
       Hawk Corp.*                          1,700     10,540             Bancorp Connecticut Inc.                    200      3,624
       Northwest Pipe Company*              2,600     41,340             Bank West Financial Corp.                 3,100     34,627
       Webco Industries Inc.*               4,700     11,750             Bostonfed Bancorp Inc.                      400      9,160
                                                    --------             Camco Financial Corp.*                    3,900     46,878
                                                     136,130             Coastal Bancorp Inc.                        300      9,588
Mining - 0.2%                                                            Cooperative Bankshares Inc.               1,400     17,150
       Echo Bay Mines Ltd.*                18,000     17,640             Equitable Bank*                           1,300     28,080
                                                                         FSF Financial Corp.                       2,200     31,680
Misc. Manufacturing - 1.7%                                               First Place Financial Corp.                 537      6,938
       Advanced Technical Products Inc.*    1,400     11,410             IPSWICH Bancshares Inc.                   3,600     42,300
       Astronics Corp.*                       600      9,138             Itla Capital Corp.*                         400      7,200
       Peerless MFG Company*                  900     32,040             Jacksonville Bancorp Inc.                 2,600     49,712
       Rotonics Manufacturing Inc.          7,200      6,624             LSB Corp.                                 1,600     20,864
       Summa Industries Inc.*               3,250     32,533             Lincoln Bancorp                           3,700     52,170
       Triple S Plastics*                   2,600     15,600             North Central Bancshares Inc.             1,250     26,188
       Zindart Limited*                    16,000     51,200             Northeast Bancorp                         4,700     60,630
                                                    --------             PVF Capital Corp.                         2,050     21,525
                                                     158,545             Provident Financial Hldgs*                1,100     25,586
Office/Business Equip. - 0.1%                                            Pulaski Financial Corp.                   2,300     32,430
       General Binding Corp.*               1,100     11,660             Riverview Bancorp Inc.                    2,600     27,092
       Gradco Systems Inc.*                 3,800      1,330             Sterling Savings Assn/Spokan*               550      8,250
                                                    --------             Teche Holding Company                     1,600     29,600
                                                      12,990             Timberland Bancorp Inc.                   1,700     25,585
Oil & Gas - 2.4%                                                         Warren Bancorp Inc.                       1,400     12,628
       Adams Resources & Energy Inc.        1,800     23,850             Warwick Community Bancorp Inc.            3,200     52,640
       Brigham Exploration Company*        10,500     38,325             Washington Savings Bank FSB               1,300      6,305
       Howell Corp.                         2,420     27,588             Yonkers Financial Corp.                     350      7,630
       Magnum Hunter Resources Inc.*        1,000      8,900                                                               --------
       Maynard Oil Company*                   750     14,550                                                                727,560
       Mission Resources Corp.*               800      5,408    Semiconductors - 0.6%
       Petrocorp Inc.*                      1,000      9,370             SEMX Corp.*                               6,000     23,940
       Petroleum Development Corp.*         1,300      8,203             Tegal Corp.*                             12,000     33,600
       Remington Oil & Gas Corp.*           1,400     26,600                                                               --------
       Wilshire Oil Of Texas*              14,300     55,055                                                                 57,540
                                                    --------    Software - 5.4%
                                                     217,849             Acclaim Entertainment Inc.*              15,000     73,200
Oil & Gas Services - 0.4%                                                CAM Commerce Solutions Inc.*              1,400      5,166
       Infinity Inc.*                       3,000     32,550             Catalyst International Inc.*              2,957     11,414
                                                                         Concur Technologies Inc.*                 1,200      1,776
Pharmaceuticals - 2.0%                                                   DocuCorp International Inc.*             10,700     38,520
       D&K Healthcare Resources Inc.        1,115     41,088             Document Sciences Corp.*                  2,588      4,011
       Heska Corp.*                        37,600     40,232
       Meridian Medical Technology Inc.*    3,600     47,700
       Neogen Corp.*                        3,900     50,505
                                                    --------
                                                     179,525

                              BRIDGEWAY FUND, INC.
             ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO, continued
                     (formerly ULTRA-SMALL INDEX PORTFOLIO)
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 2001


Industry  Company                  Shares     Value       Industry  Company                                      Shares      Value
--------  -------                  ------   --------      --------  -------                                     -------   ----------
Software, continued                                       Transportation - 0.8%
  EPIQ Systems Inc.*                  600   $ 15,414             Forward Air Corp.*                                 300   $    8,985
  Group 1 Software Inc.*              600     10,950             Landair Corp.*                                   3,900       22,425
  HTE Inc.*                        23,600     59,472             Motor Cargo Industries Inc.*                     3,400       31,450
  Healthcare.com Corp.*             3,100     14,167             Railamerica Inc.*                                  700        7,994
  Made2Manage Systems Inc.*         1,900      5,871                                                                      ----------
  Mechanical Dynamics Inc.*         2,500     28,750                                                                          70,854
  Mobius Management Systems Inc.*  12,400     40,920                                                                      ==========
  Netspeak Corp.*                     800      2,240      Total Common Stock (Identified Cost $6,688,408)                 $8,162,061
  PLATO Learning Inc.*              1,000     30,950
  Pervasive Software Inc.*         27,700     40,442  Short-term Investments - 5.2%
  Prophet 21 Inc.*                    500      3,110      Money Market Funds - 5.2%
  Quality Systems Inc.*             2,700     35,100             Expedition Money Market Fund                       854          854
  Rogue Wave Software*              6,300     27,594             Firstar U S Treasury Money
  Timberline Software Corp.         6,300     32,445               Market Fund Institutional                    473,996      473,996
  Unify Corp.*                      2,340        702                                                                      ==========
  Webhire*                          1,160      3,596                                                                         474,850
                                            --------
                                             485,810  Total Short-term Investments (Identified Cost $474,850)             $  474,850
Telecommunications - 3.3%                                                                                                 ==========

  Active IQ Technologies Inc.*      2,900     17,255  Total Investments - 95.1%                                           $8,636,911
  Farmstead Telephone Group*       12,000     16,200
  Globecomm Systems Inc.*           6,400     42,944  Other Assets and Liabilities, net - 4.9%                               441,104
  Lightbridge Inc.*                   657     12,746                                                                      ==========
  Performance Technologies Inc.*      750     11,250
  RMH Teleservices Inc.*            4,900     63,259  Total Net Assets - 100.0%                                           $9,078,015
  SBE Inc.*                         6,500     14,625                                                                      ==========
  Tessco Technologies Inc.*         3,000     42,210
  Triton Network Systems Inc.*     14,300     11,440
  Wireless Telecom Group Inc.      22,200     66,378  * Non-income producing security as no dividends were paid during the
                                            --------  period from July 1, 2000 to June 30, 2001.
                                             298,307
Textiles - 0.5%                                       Other: The aggregate identified cost on a tax basis is $7,211,669.
  Quaker Fabric Corp.*              4,800     49,200  Gross unrealized appreciation and depreciation were $2,010,343 and
                                                      $536,690, respectively, or net unrealized appreciation of $1,473,653.
Toys/Games/Hobbies - 0.9%
  Racing Champions Corp.*          15,700     81,640  See accompanying notes to financial statements.

       BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                     (formerly ULTRA-SMALL INDEX PORTFOLIO)
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2001


ASSETS:
      Investments at value (cost - $7,163,258)                                                $     8,636,911
      Cash                                                                                            583,790
      Receivable for dividends                                                                          3,669
      Receivable for interest                                                                             770
      Deferred organization costs                                                                         980
                                                                                              ---------------
            Total assets                                                                            9,226,120
                                                                                              ===============

LIABILITIES:
      Bank overdraft                                                                                  144,920
      Payable for management fee                                                                        3,185
                                                                                              ---------------
            Total liabilities                                                                         148,105
                                                                                              ---------------
      NET ASSETS ( 1,257,035 SHARES OUTSTANDING)                                              $     9,078,015
                                                                                              ===============
      Net asset value, offering and redemption price per share ($9,078,015/ 1,257,035)        $          7.22
                                                                                              ===============
NET ASSETS REPRESENT:
      Paid-in capital                                                                         $     8,609,673
      Undistributed net investment income                                                     $        31,334
      Undistributed net realized loss                                                              (1,036,645)
      Net unrealized appreciation of investments                                                    1,473,653
                                                                                              ---------------
      NET ASSETS                                                                              $     9,078,015
                                                                                              ===============

See accompanying notes to financial statements.

       BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                     (formerly ULTRA-SMALL INDEX PORTFOLIO)
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2001



INVESTMENT INCOME:
      Dividends                                                       $      32,748
      Interest                                                               46,464
                                                                      -------------
            Total income                                                     79,212

EXPENSES:
      Management fees                                                        25,992
      Accounting fees                                                        27,974
      Audit fees                                                              5,634
      Custody                                                                15,720
      Amortization of organization costs                                        905
      Insurance                                                                 260
      Legal                                                                     403
      Registration fees                                                       6,324
      Directors' fees                                                           258
      Miscellaneous                                                             175
                                                                      -------------
            Total expenses                                                   83,645
      Less fees waived                                                      (44,659)
                                                                      -------------
            Net expenses                                                     38,986
                                                                      -------------

NET INVESTMENT INCOME                                                        40,226
                                                                      -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized loss on investments                                     (587,874)
      Net change in unrealized appreciation                               1,045,535
                                                                      -------------
      Net realized and unrealized gain                                      457,661
                                                                      -------------
NET INCREASE IN ASSETS RESULTING FROM OPERATIONS                      $     497,887
                                                                      =============


See accompanying notes to financial statements.

       BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                     (formerly ULTRA-SMALL INDEX PORTFOLIO)
                       STATEMENT OF CHANGES IN NET ASSETS



                                                                       Year ended          Year ended
INCREASE (DECREASE) IN NET ASSETS:                                    June 30, 2001      June 30, 2000
OPERATIONS:
      Net investment income                                           $      40,226      $      11,362
      Net realized (loss) gain on investments                              (587,874)           325,854
      Net change in unrealized appreciation                               1,045,535            218,144
                                                                      -------------      -------------
          Net increase resulting from operations                            497,887            555,360
                                                                      -------------      -------------
      Distributions to shareholders:
          From net investment income                                        (20,254)                 0
          From realized gains on investments                                      0                  0
                                                                      -------------      -------------
            Total distributions to shareholders                             (20,254)                 0
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                       25,207,588          1,382,700
      Reinvestment of dividends                                              19,532                  0
      Cost of shares redeemed                                           (19,012,495)        (1,138,468)
                                                                      -------------      -------------
          Net increase from Fund share transactions                       6,214,625            244,232
                                                                      -------------      -------------
          Net increase in net assets                                      6,692,258            799,592
NET ASSETS:
      Beginning of period                                                 2,385,757          1,586,165
                                                                      -------------      -------------
      End of period (including undistributed net investment
           income of $31,334 and $11,362 on June 30, 2001
           and 2000, respectively)                                    $   9,078,015      $   2,385,757
                                                                      =============      =============


Number of Fund shares:
      Sold                                                                3,586,510            225,424
      Issued on dividends reinvested                                          3,066                  0
      Redeemed                                                            2,692,930           (184,987)
                                                                      -------------      -------------
          Net increase                                                      896,646             40,437
      Outstanding at beginning of period                                    360,389            319,952
                                                                      -------------      -------------
      Outstanding at end of period                                        1,257,035            360,389
                                                                      =============      =============



See accompanying notes to financial statements.

       BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                     (formerly ULTRA-SMALL INDEX PORTFOLIO)
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)



                                                           Year ended          Year ended        Year ended      July 31, 1997* to
                                                         June 30, 2001       June 30, 2000      June 30, 1999      June 30, 1998
PER SHARE DATA
      Net asset value, beginning of period               $        6.62       $        4.96      $        5.69      $        5.00
                                                         -------------       -------------      -------------      -------------
      Income (loss) from investment operations:
          Net investment income (loss)                            0.05                0.03              (0.02)             (0.02)
          Net realized and unrealized gain (loss)                 0.59                1.63              (0.71)              0.71
                                                         -------------       -------------      -------------      -------------
               Total from investment operations                   0.64                1.66              (0.73)              0.69
                                                         -------------       -------------      -------------      -------------
      Less distributions to shareholders:
          Net investment income                                  (0.04)               0.00               0.00               0.00
          Net realized gains                                      0.00                0.00               0.00               0.00
               Total distributions                               (0.04)               0.00               0.00               0.00
                                                         -------------       -------------      -------------      -------------
      Net asset value, end of period                     $        7.22       $        6.62      $        4.96      $        5.69
                                                         =============       =============      =============      =============

TOTAL RETURN [1]                                                   9.8%               33.5%             (12.8%)             13.8%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                          $   9,078,015       $   2,385,757      $   1,586,165      $   1,529,297
      Ratios to average net assets: [2]
          Expenses after waivers and reimbursements               0.75%               0.75%              0.75%              0.75%
          Expenses before waivers and reimbursements              1.61%               1.94%              2.43%              1.74%
          Net investment income (loss) after waivers
              and reimbursements                                  0.77%               0.53%             (0.51%)            (0.38%)

      Portfolio turnover rate [2]                               215.00%              39.50%             48.29%             61.70%

[1]      Not annualized.

[2]      Annualized.

* July 31, 1997 commencement of operations

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                     (formerly ULTRA-SMALL INDEX PORTFOLIO)
                          NOTES TO FINANCIAL STATEMENTS


1.       Organization:

         Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

         The Fund is organized as a series fund with six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra -Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio, was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

         Bridgeway Capital Management, Inc. is Adviser to the Fund.

2.       Significant Accounting Policies:

         The following is a summary of significant accounting policies followed in the preparation of financial statements.

         Securities Valuation

         Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

         Federal Income Taxes

         It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

         Deferred Organization Costs

         Deferred organization costs are amortized on a straight-line basis over five years.

         Distributions to Shareholders

         Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the differing treatment of net operating losses and tax allocations.

         Use of Estimates in Financial Statements

         In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                     (formerly ULTRA-SMALL INDEX PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.       Significant Accounting Policies, Continued:

         Risks and Uncertainties

         The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

         12b-1 Plan

         The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

         Other

         Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.       Management Contract:

         The Ultra-Small Company Tax Advantage Portfolio pays a flat 0.5% annual management fee, computed daily and payable monthly subject to a maximum expense ratio of 0.75%.

4.       Related Party Transactions:

         One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

         The Adviser has agreed to reimburse the Ultra-Small Company Tax Advantage Portfolio for any operating expenses above 0.75%. To achieve this expense level the Adviser has waived the management fees and $18,667 of the accounting fees for the year ended June 30, 2001. The Adviser expects to continue this voluntary level of reimbursement, in the foreseeable future.

5.       Custodial Agreement:

         The Fund has entered into a Custodial Agreement with Firstar Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

6.       Cost, Purchases and Sales of Investment Securities:

         Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities other than cash equivalents were $14,566,794, and $9,095,430, respectively, for the year ended June 30, 2001.

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                     (formerly ULTRA-SMALL INDEX PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued



7.       Federal Income Taxes:

         During the year ended June 30, 2001, the fund paid a dividend from net investment income of 0.0427 per share to shareholders of record.

         The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. The Fund utilized capital loss carryforwards to offset capital gains realized in the year ended June 30, 2001. At June 30, 2001 the Fund had $123,555 in capital loss carryforwards for federal income tax purposes which expire June 30, 2007. The Fund incurred and elected to defer post-October 31 net capital losses of $864,179 to the year ended June 30, 2002.

         Permanent differences in the character of income and distributions in financial statements and tax basis have been reclassified from undistributed net realized gain to paid-in capital. During the year ended June 30, 2001, $309,107 was reclassified from undistributed net realized gain to paid-in capital.

8.       Subsequent Events:

         On August 14, 2001, the Fund's Board of Directors approved the name change of the Aggressive Growth Portfolio to Aggressive Investors Portfolio I and the addition of a new portfolio, Aggressive Investors Portfolio II, to the Fund, effective on October 31, 2001.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Ultra-Small Company Tax Advantage Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ultra-Small Company Tax Advantage Portfolio, one of the portfolios constituting Bridgeway Fund, Inc. (the "Fund"), at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from July 31, 1997 (commencement of operations) to June 30, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.





August 24, 2001

     August 28, 2001                                June Quarter - Annual Report



     Dear Fellow Micro-Cap Limited Shareholder,

     Our Portfolio finished the fiscal year on a strong note, returning 26.4% in the June quarter. It beat each one of our market and peer group performance benchmarks for the fifth quarter in a row. This record is remarkable, and I am very pleased.

     Micro-cap stocks have been a great corner of the market to "hide out" in over the last year as the S&P 500 Index of large companies declined 14.8% and the technology heavy NASDAQ Composite declined 45.4%. The Portfolio ranks 36th of 846 small company funds in the last quarter, 61st of 768 in the last year, and 19th of 634 in the last three years, according to data from Morningstar. I'm happy to be in the 3rd percentile over the three-year period.

     We have now finished our third straight fiscal year in which we beat both our market benchmarks: the CRSP "9" Index and the Russell 2000 Index. (See details below.) Of course, now we're trying to make it four years, but I have to mention that I don't expect to "beat the market" every year, nor expect to even have a positive return every year.

     Performance Summary

     TRANSLATION: The June quarter was a very fine quarter and the end of a truly great fiscal year. We "stomped" our performance benchmarks. In just three years we've doubled our original shareholders' investment (including dividend reinvestments).

     The table below presents our June quarter, one-year and life-to-date financial results according to the formula required by the SEC. The graph on the following page presents the growth of $10,000 invested in the Portfolio and each of three benchmarks since inception on July 1, 1998.


                                                     June Qtr.         1 Year       Inception-to-Date
                                                       4/1/01          7/1/00            7/1/98
                                                     to 6/30/01      to 6/30/01       to 6/30/01(4)
                                                     ----------      ----------     -----------------
              Micro-Cap Limited Portfolio              26.4%             33.6%            30.0%
              Lipper Small-Cap Stock Funds(1)          17.8%            (12.9)%            6.3%
              Russell 2000 Index(2)                    14.4%              0.7%             5.3%
              CRSP Cap-Based Portfolio 9 Index(3)      22.9%              3.9%            10.0%

          (1) The Lipper Small-cap Stock Funds is an index of small-cap funds compiled by Lipper Analytical Services, Inc. (2) The Russell 2000 is an unmanaged index of small stocks, with dividends reinvested. (3)The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 772 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested. (4)Life-to-date returns are annualized; quarterly returns are not annualized. Past performance does not guarantee future returns.

     Detailed Explanation of Quarterly Performance

     TRANSLATION: Our bias in the direction of smaller companies and growth companies helped our performance this quarter. Our growth companies performed better than our value-oriented ones. Our best-performing stocks were from a broad cross-section of the economy, while a number of our worst performers were in the oil and gas industry.

     For the first time in over a year, growth stocks (those with fast increasing sales and/or earnings) led value stocks (those priced cheaply relative to some financial measures of worth). However, the most dramatic market trend in the quarter was the outstanding performance of smaller stocks.

     In contrast to recent quarters, no one industry or sector accounted for the majority of our good performance. Our top ten performing stocks were from eight different industries: software, banks, apparel, chemicals, retail, the Internet, pharmaceuticals and commercial services. You could say this quarter was a "stock picker's" market; our strategy of seeking to buy one good stock at a time worked very well.

     Our top-performing stock for the quarter was Acclaim Entertainment, an interactive entertainment software developer. We bought this stock in the March quarter at an average price of $1.21. Occasionally, our models pick up on a stock, and it's completely unclear what the models like so much about it. Acclaim is a case in point. Sales declined 29% in its November, 2000 quarter compared to the year before and 39% in its February, 2001 quarter. Accelerating negative sales are not usually a formula for success, but the price was right, and the company was doing a good job of getting expenses back in line with revenues. At any rate, by the end of June the stock price had climbed to $4.88 for a very nice unrealized gain.

     There was one industry that was a significant drag on our portfolio performance in the quarter, and that was energy. Oil and gas was our second largest industry coming into the June quarter (16.5% of the Portfolio), and declining oil prices resulted in a major "retreat" for these stocks and hurt our performance.

     Turning the Corner with Micro-Cap Stocks--an Update

     TRANSLATION: While making no promises about future performance, there is reason to believe micro-cap stocks may continue to do well relative to large ones.

     In my annual report a year ago, I mentioned that one of the unusual statistical phenomena in the stock market is size "persistence." That is, small stocks tend to outperform large ones in the current year if they did the year before. Last year, micro-cap stocks outperformed large ones for the first time in six years, and I said this "bodes well for fiscal year 2001" for our portfolio. Indeed, micro-cap stocks came roaring back during the year, with our portfolio beating the S&P 500 Index of large stocks by more than 48 percentage points. I do not think this level of out performance is likely to continue, but micro-caps may well continue to beat large companies another year. (Obviously, some year in the future this will not be true; it is simply a historical tendency.)

     Detailed Explanation of Fiscal Year Performance--What Went Well

     TRANSLATION: As was true with the broader market, our smaller stocks in many different industries came through for us in the recent fiscal year.

     The full fiscal year ending June 30 was similar to the record of the June quarter. Our best performers spanned broad segments of the economy. Here's a rather awesome list of our best performers:

             Rank    Description                               Industry                           % Gain
             ----    -----------                               --------                           ------
              1      Magellan Health Services                  Healthcare-Services                 924.0%
              2      Taro Pharmaceuticals Industries           Pharmaceuticals                     612.0%
              3      Acclaim Entertainment Inc.                Software                            280.9%
              4      Healthcare.com Corp.                      Software                            192.5%
              5      Shuffle Master Inc.                       Entertainment                       182.2%
              6      Ramsay Youth Services Inc.                Healthcare-Services                 176.4%
              7      Register.com                              Internet                            168.3%
              8      M/I Schottenstein Homes Inc.              Home Builders                       144.6%
              9      Carreker Corp.                            Computers                           138.9%
              10     Lightbridge Inc.                          Telecommunications                  128.0%
              11     Applied Extrusion Technologies Inc.       Chemicals                           121.6%
              12     Sola International Inc.                   Healthcare-Products                 119.3%
              13     Chico's FAS Inc.                          Retail                              116.8%
              14     Sunquest Information Systems              Software                            114.1%
              15     Oshkosh B'gosh Inc.                       Apparel                             103.1%
              16     Ameristar Casinos Inc.                    Lodging                             102.7%
              17     Christopher & Banks Corp.                 Retail                               99.9%
              18     Engle Homes Inc.                          Home Builders                        99.7%
              19     Holly Corp.                               Oil & Gas                            91.6%
              20     Arkansas Best Corp.                       Transportation                       87.4%
              21     Gart Sports Company                       Retail                               83.8%
              22     Xanser Corp.                              Computers                            83.3%
              23     Meritage Corp.                            Home Builders                        82.7%
              24     Remington Oil & Gas Corp.                 Oil & Gas                            82.5%
              25     Flir Systems Inc.                         Electronics                          79.8%
              26     Denbury Resources Inc.                    Oil & Gas                            77.9%
              27     Jones Apparel Group Inc.                  Apparel                              76.2%
              28     Apogee Enterprises Inc.                   Building Materials                   74.6%
              29     Landry's Restaurants Inc.                 Retail                               72.8%
              30     RADWARE Ltd.                              Internet                             67.5%
              31     IBERIABANK Corp.                          Banks                                64.8%
              32     Metrowest Bank/Mass                       Savings & Loans                      64.3%
              33     Quicksilver Resources Inc.                Oil & Gas                            63.6%
              34     Ansys Inc.                                Software                             62.3%
              35     Ledger Capital Corp.                      Savings & Loans                      61.3%
              36     Pitt-Des Moines Inc.                      Metal Fabricate/Hardware             60.8%
              37     TFC Enterprises Inc.                      Diversified Financial Services       60.0%
              38     Cubic Corp.                               Electronics                          59.8%
              39     Petroquest Energy Inc.                    Oil & Gas                            59.6%
              40     Hovnanian Enterprises Inc                 Home Builders                        59.4%
              41     CCBT Financial Companies Inc.             Banks                                54.7%

     I can't imagine a more diverse list than this. One of the games I like to play (after I'm finished with my models) is to see how many companies on a list of micro-cap stocks I actually recognize. I've seen (but not been in) a Chico's FAS store. I bought Oshkosh B'gosh overalls for my young daughters fifteen years ago. I have dined at Landry's in Kemah, Texas. I have seen an Arkansas Best truck on the highway. That's about it; four out of 41. How about you?

     Our best performing stock was Magellan Health Services, which manages healthcare programs for HMO's, government agencies, and insurance companies and also specialty home-based healthcare services. We purchased Magellan in the spring of 2000 at an average price of $5.56, a price our models thought was very cheap and reflected a (short-term, we hope) decline in revenues. Unfortunately, sales continued to decline, earnings followed suit, and the stock price ended last year (June 30, 2000) at an even cheaper price of $1.25. We continued to hold all through this period, and a good thing, too. The stock made a very nice recovery, ending fiscal year 2001 at $12.80.

     Detailed Explanation of Fiscal Year Performance--What Didn't Go Well

     TRANSLATION: Of course, not everything went up in the fiscal year. Technology took its toll in fiscal year 2001, after adding a lot to our performance in the prior two years.

     If it was technology (including telecommunications), it was much less likely to do well in the last year. Our stocks were no exception. A number of stocks declined at least 50% in the fiscal year, but fortunately it's a much shorter list than the one above:


             Rank   Description                                Industry                           % Decline
             ----   -----------                                --------                           ---------
              1     Unify Corp.                                Software                           (89.8)%
              2     Dice Inc.                                  Commercial Services                (84.7)%
              3     Railworks Corp.                            Transportation                     (68.0)%
              4     PC Mall Inc.                               Retail                             (65.7)%
              5     Zengine Inc.                               Internet                           (65.6)%
              6     ImageX.com Inc.                            Computers                          (64.9)%
              7     PW Eagle Inc.                              Miscellaneous Manufacturers        (60.9)%
              8     Corsair Communications Inc.                Telecommunications                 (59.7)%
              9     Telescan Inc.                              Internet                           (57.1)%

     Top Ten Holdings

     Our Portfolio is well-diversified with respect to industry groups and has slightly less exposure to the more volatile technology sector (26.6% of the Portfolio, including communications) than a year ago. The largest industry representation is retail stores (12.4%) followed by oil & gas at 11.8%. This diversification is the result of our commitment to pick one good stock at a time; it is not the result of my being worried about the economy or the market. (I always think the market could fall, and I never worry about it or change how I manage this Portfolio as a result of market movements.) Here are the top ten holdings at the end of June:

                                                                                             Percent of
              Rank    Description                          Industry                          Net Assets
              ----    -----------                          --------                          ----------
               1      Lightbridge Inc.                     Telecommunications                    4.9%
               2      RADWARE Ltd.                         Internet                              4.4%
               3      Chico's FAS Inc.                     Retail                                4.4%
               4      Patina Oil & Gas Corp.               Oil & Gas                             3.4%
               5      Sola International Inc.              Healthcare-Products                   2.6%
               6      Holly Corp.                          Oil & Gas                             2.6%
               7      Sunquest Information Systems         Software                              2.3%
               8      Taro Pharmaceuticals Industries      Pharmaceuticals                       2.3%
               9      Ansys Inc.                           Software                              2.2%
               10     1-800 Contacts Inc.                  Internet                              1.9%
                                                                                                ----
                                                                                                30.9%


     Disclaimer

     The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2001; security positions can and do change thereafter.

     Longer Term Performance

     As indicated by the graph below, we have just completed our third and best fiscal year for the Portfolio. Lest you think this Portfolio only goes one direction, I want to remind you that our Portfolio declined 25.2% in our second month of operations, August, 1998 during the worst period for micro-caps since 1973/4. This is a volatile asset class, something not reflected in the graph below.


                         MCL PORTFOLIO TOTAL RETURN VS.
                CRSP CAP-BASED PORTFOLIO 9 AND RUSSELL 2000 INDEX

                                    [GRAPH]

                                    Fiscal Year Ending June 30, 2001

                                              Total Return
                                   -----------------------------------
                                   1999           2000           2001
                                   ----           ----           ----
MCL Portfolio                      27.6%          28.7%          33.6%

CRSP Cap-Based Portfolio 9          2.6%          25.1%           3.9%

Russell 2000 Index                  1.5%          14.3%           0.7%

     The "Closing Fund Taboo":  How has it worked at Bridgeway?

     TRANSLATION: Most funds have sub-par performance after closing to new investors. So far, this has not been the case for the two closed Bridgeway portfolios. Overall, we have continued to "beat the market" on a cumulative basis through June 2001.

     A few years ago, several articles documented the sub-par record of funds in the years after their closing to new investors. The title of a Wall Street Journal article in March, 1998 stated bluntly: "Warning: Don't Jump Into Closing Funds." Morningstar has documented this phenomenon with a study of 50 funds closed during the 1990's. More than three years after the closing of our first fund, it's fair to ask, "How have Bridgeway shareholders fared after the event of closing a fund?"

     From the date of closing Ultra-Small Company Portfolio on June 30, 1998, our fund has delivered an average annual return of 15.7% through June of this year. By comparison, the Russell 2000 Index of small companies returned 5.3% and the CRSP Cap-Based Portfolio 10 Index (our primary market benchmark of similar size companies) returned 5.7%. It is true that for a number of months following closing we lagged the market. Indeed, 1998 was the only full calendar year this Portfolio has underperformed the Russell 2000 or the CRSP Index.

     If most funds under-perform in the years following a closing and ours didn't, it's fair to ask, "Why do most funds lag after closing?" I think the answer to this is twofold. First, most funds, including our Ultra-Small Company Portfolio, closed after a particularly strong run in performance. In our prospectus we had committed to close at $27.5 million, and we reached this near a market "top" for smaller, value-oriented companies. It's not unusual for a particular market niche to have a "cooling off period" following a particularly strong run. I think this happens at the time of many fund closings, and it means that the ensuing year or two after may not be as strong. I do think this was true for Ultra-Small Company shareholders for the period immediately following our closing. It also corresponded with the worst period for ultra-small companies in over 25 years. Fortunately, this period was short-lived and the shareholders who stuck with us have done very well overall.

     The second answer to the question "Why do funds lag after closing" is that most fund families close their funds after "the horse has already left the barn." By this I mean that they wait until the funds are already bloated with cash before closing. (When a fund gets too large, it becomes increasingly difficult to buy shares of smaller companies without adversely affecting the stock price.) At Bridgeway, we close at a level at which we believe we can continue to grow assets by appreciation for many years before the fund reaches the level where size is a major drag on performance.

     We closed our second portfolio, Bridgeway Micro-Cap Limited, on August 21, 2000. Since then, the Portfolio has returned 23.0%, versus 0.7% for the Russell 2000 and approximately 2.7% for the CRSP Cap-Based Portfolio 9 Index (its primary market benchmark). While an attractive record, this period is too short a time from which to draw any conclusions.

     The Worst Thing That Happened in Fiscal Year 2000

     TRANSLATION: For Bridgeway as a whole, the worst thing that happened over the last year was the performance of our socially screened fund, now named the Calvert Large Cap Growth Fund. Just as 1998 was the worst year in 25 years for smaller company value-oriented funds (including Bridgeway Ultra-Small Company Portfolio), the most recent fiscal year was the worst in 25 years for large company growth funds. Even though we slightly beat the average of large growth funds (our "competition"), we underperformed the S&P 500 by a wide margin. It was our first year of negative performance for this fund and I had really hoped to do much better in such a bear market.

     Highlighting in each annual report the worst thing that happened at Bridgeway in the course of the last year is a Bridgeway tradition. We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments. We want to learn everything we can from them, and it's impossible to do so if they are not acknowledged and in open view. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. When I make mistakes, I'm committed to learning from them and not repeating them. As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them. I think we've done an excellent job of not repeating the "negatives" that we highlight.

     At the head of the list of what didn't go well in the last year was the large decline of the Calvert Large Cap Growth Fund, for which Bridgeway serves as sub-advisor (that is, we do the financial research and buy and sell stocks for the fund). During the period from March 30, 2000 to March 30, 2001, the Lipper Large Cap Growth Fund Index declined a huge 33.3%. This was the worst showing for this category in over 25 years. Our fund did slightly better, down 27.8%, but still much worse than the 14.8% decline of the S&P 500. We really tried the patience of these shareholders (I am one), and I don't feel good about this performance. The experience of calendar year 1998 with Bridgeway Ultra-Small Company Portfolio and in fiscal year 2001 with the Calvert fund--that of a concentrated, severe bear market--suggests an area of research for our firm. While our philosophy is one of holding through the short-term market declines, I think we can do better than this showing. I'm working to do a better job next time.

     Leading the Market on a Cumulative Basis

     One interesting statistic on Bridgeway is that every actively managed Bridgeway portfolio, except for the Calvert Large Cap Growth Fund above, is beating its primary market benchmark on a cumulative basis since inception. In the last quarter we made good progress to get the Calvert fund back "above the market line;" on a cumulative basis we lagged it by 1.1% at the end of June. Here's our record in the format required by the SEC, including our primary market benchmarks:


                                                                              Since       Date of
          Portfolio                                1 year       5 years     Inception    Inception
          ---------                                ------       -------     ---------    ---------
          Aggressive Growth                         (9.4)%       29.5%        30.4%       8/5/1994
          Calvert Large Cap Growth                 (27.8)%       14.7%        17.2%       8/5/1994
          S&P 500                                  (14.8)%       14.4%        17.4%

          Ultra-Small Company                       25.0%        18.2%        21.7%       8/5/1994
          CRSP "10" Index                            2.0%         8.4%        12.8%

          Micro-Cap Limited                         33.6%         N/A         30.0%       7/1/1998
          CRSP "9" Index                             3.9%         N/A         10.0%

          Ultra-Large 35 Index Portfolio           (16.6)%        N/A         10.6%      7/31/1997
          Ultra-Large 35 Index                     (16.2)%        N/A         10.4%
          S&P 500                                  (14.8)%        N/A          8.0%

          Ultra-Small Co. Tax Advantage              9.8%         N/A         10.0%      7/31/1997
          CRSP "10" Index                            2.0%         N/A          3.7%


     Very few fund families can boast a diversified offering of products with such market-beating performance since inception. Our three actively managed funds each now carry the maximum "five stars" from Morningstar. Our two passively managed funds are, respectively, the top performing large-cap index fund and the top performing small-cap passively managed fund over the trailing three-year period. We can't make representations about future performance, but we will keep working to make it happen.

     Your Board of Directors

     One thing you may not know about the structure of a mutual fund is that a board of directors, a majority of whom are not affiliated with (or employed by) the adviser, oversees the policies and operations of the fund. Essentially, the Fund has no employees. The Board hires an investment adviser to manage all operations of the fund, from making investment decisions to pricing fund shares daily to filing federally required documentation. In my opinion, the Board's single most important job is reviewing and approving a contract between the fund and a fund management company. For example, on April 11, Bridgeway Fund's Board of Directors approved continuing the management contract for another year with Bridgeway Capital Management, the "adviser" of the Fund. The Board plays a very important role. Really, its only role is looking out for shareholder interests. I thought you'd be interested to know more about your board members.

     Karen S. Gerstner is an attorney and partner with Davis Ridout Jones and Gerstner in Houston. She specializes in estate planning and litigation. With her legal background, Karen brings an oversight both in the protection of the fund in areas of liability and in the interests of shareholders for the care of their personal assets. She is very sharp, detail oriented and extremely conscientious. Karen's J.D. is from Case Western Reserve University School of Law in Cleveland, Ohio. Among her board directorships are three non-profit organizations: the Houston Center for Hearing and Speech Foundation, the Exchange Club and St. Andrews Presbyterian Church. Miles D. Harper, III is a partner in the CPA firm, Gainer, Donnelly and Desroches in Houston. His accounting and tax backgrounds have been valuable in guiding the Board's decisions in the areas of finance, audit and accounting systems. Miles is also on the board of the Calvert Large Cap Growth Fund. Karen and Miles have both been invaluable in getting Bridgeway staff to think through the ramifications of our growth plans and in holding staff accountable to the high ethical standards we have set. Our newest board member, Kirbyjon Caldwell, is the Senior Pastor of the largest United Methodist Church in the country. His early experience on Wall Street and in investment banking, his firsthand knowledge of organizational hypergrowth, his vibrant activity in community development, and his spiritual life's work help the Board monitor the integrity and service to which Bridgeway is seriously committed. He holds a Master's Degree in Theology from Southern Methodist University-Perkins School of Theology and an MBA from the Wharton School of Finance. He also serves on the boards of Continental Airlines, Chase Bank-Texas, Southern Methodist University and others, and introduced President George W. Bush at the National Republican Convention. I am the single Board member who is affiliated with Bridgeway Capital Management. I have graduate degrees from MIT and Harvard Business School, and I founded Bridgeway Capital Management, Inc. in July 1993. I'm thrilled to be on a board with these three people and together, to serve as the primary legal entity seeking to protect your financial interests.

     Market Timers Lose Again

     TRANSLATION: Trying to time the market almost never pays.

     You may remember from previous shareholder letters that part of Bridgeway's philosophy is not to try to time the market. The reasons are three-fold. First, it increases transaction costs, meaning it costs something to buy and sell securities, something that a shareholder pays for one way or another. Second, it generally is very tax-inefficient, which increases the portion of total performance that you have to pay Uncle Sam in a taxable account. Third, even apart from these two problems, very, very few people are successful at it. Typically, they buy after a run up in price and sell too late after a correction.

     We recently had the opportunity to take a look at this phenomenon when our Ultra-Small Company Tax Advantage Portfolio attracted some "market timers" last January. We strongly discourage market timers of any kind from buying our fund. We do this by stating so in the prospectus, by reserving the right to impose a redemption fee in a down market, by reserving the right to redeem larger shareholders "in-kind" (meaning we give them shares of many stocks instead of cash), and by simply "locking out" any shareholders who have a history of switching in and out. The ones we identified from the January period we simply shut out from all Bridgeway portfolios after just one time in and out.

     Our calculations indicate that on average, market timing shareholders as a group lost roughly 7.6% of the average amount of money they had invested in Bridgeway. What is remarkable is that this happened during a period in which the Portfolio itself actually increased 5.1%. This is just one more demonstration of the pointlessness of timing the market. Our philosophy: it pays to get a long term plan for investing, put it in place, and change it only when your circumstances (for instance, life stages) change, not when the market is simply up or down. We believe the stock market is only an appropriate place to invest with money you won't need until the long term, at least five, but preferably ten years out.

     Conclusion

     As always, I appreciate your feedback. We discuss shareholder comments at our weekly staff meeting and continue to make improvements because people have taken the time to write or call us. Recently, we made a change to our website following shareholder feedback, and we expect more significant web site design changes soon. Please keep your ideas coming. In a big way, our shareholders have helped make Bridgeway what it is today.

     Sincerely,

     /s/ JOHN MONTGOMERY

     John Montgomery

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 2001

    Industry  Company                         Shares    Value      Industry  Company                          Shares        Value
    --------  -------                         ------  ----------   --------  -------                          ------     ----------
Common Stock - 90.8%                                               Entertainment - 0.8%
    Apparel - 0.9%                                                          Shuffle Master Inc.*              18,600     $  390,600
           Burlington Industries Inc.*        75,000  $  172,500
           Jones Apparel Group Inc.*           1,354      58,476   Food - 0.1%
           Oshkosh B'gosh Inc.                 5,300     176,225            John B. Sanfilippo & Son*          7,400         38,850
           Steven Madden Ltd.*                 3,300      60,291            Tasty Baking Company               1,300         22,893
                                                      ----------                                                         ----------
                                                         467,492                                                             61,743
    Auto Parts & Equipment - 0.4%                                  Gas - 0.8%
           Noble International Ltd.           27,900     186,930            Cascade Natural Gas Corp.         18,500        394,050

    Banks - 3.6%                                                   Healthcare-Products - 5.5%
           Bancfirst Ohio Corp.                9,700     219,705            BIO Vascular Inc.*                11,000         72,600
           CCBT Financial Companies Inc.       5,000     149,950            ICU Medical Inc.*                  7,600        313,728
           Granite State Bkshs Inc.            7,200     165,600            Kensey Nash Corp.*                35,450        593,433
           IBERIABANK Corp.                   26,500     783,075            SRI/Surgical Express Inc.*        16,200        492,642
           NSD Bancorp Inc.                    1,275      22,121            Sola International Inc.*          94,800      1,337,628
           Patriot Bank Corp.                  3,200      32,160                                                         ----------
           Wintrust Financial Corp.           17,700     439,845                                                          2,810,031
           Yardville National Bancorp          4,800      67,200   Healthcare-Services - 1.6%
                                                      ----------            Dynacq International Inc.*        38,000        730,740
                                                       1,879,656            Magellan Health Services*          8,600        110,080
    Biotechnology - 0.8%                                                    Ramsay Youth Services Inc.*        2,800          5,320
           Embrex Inc.*                       27,700     431,012                                                         ----------
                                                                                                                            846,140
    Building Materials - 2.7%                                      Home Builders - 4.1%
           Aaon Inc.*                         19,200     498,240            Hovnanian Enterprises Inc.*       19,850        288,024
           Apogee Enterprises Inc.            70,000     874,300            M/I Schottenstein Homes Inc.      21,200        837,400
                                                      ----------            Meritage Corp.*                   20,900        961,400
                                                       1,372,540            Orleans Homebuilders Inc.*         6,000         18,000
    Chemicals - 0.1%                                                                                                     ----------
           Applied Extrusion Technologies                                                                                 2,104,824
             Inc.*                            10,300      75,602   Insurance - 0.1%
                                                                            21st Century Holding Company      16,200         42,930
    Commercial Services - 1.5%
           Dice Inc.*                         17,500      38,150   Internet - 8.0%
           Gaiam Inc.*                         8,800     124,960            1-800 Contacts Inc.*              39,700        984,163
           Interdent Inc.*                     4,500       1,710            Eprise Corp.*                     30,000         25,800
           Right Management Consultants*      24,000     626,400            Onesource Information Service*     9,800         82,320
                                                      ----------            RADWARE Ltd.*                    125,000      2,256,250
                                                         791,220            Register.com*                     37,500        580,875
    Computers - 3.6%                                                        Telecommunication Systems Inc.*   38,000        114,000
           Carreker Corp.*                    35,000     752,500            Zengine Inc.*                     20,000         56,200
           Compucom Systems Inc.*             69,800     188,460                                                         ----------
           ImageX.com Inc.*                   65,000      81,250                                                          4,099,608
           Tier Technologies Inc.*            23,100     220,605   Leisure Time - 1.3%
           Xanser Corp.*                      80,000     586,400            Ambassadors International Inc.*   19,000        469,300
                                                      ----------            Navigant International Inc.*      13,500        189,000
                                                       1,829,215                                                         ----------
    Cosmetics/Personal Care - 0.4%                                                                                          658,300
           Chattem Inc.*                      19,000     201,400   Lodging - 0.3%
                                                                            Ameristar Casinos Inc.*            8,900        142,400
    Distribution/Wholesale - 1.7%
           Aviall Inc.*                       68,000     745,960   Machinery-Diversified - 0.1%
           SCP Pool Corp.*                     3,750     129,150            Baldwin Technology Company*       22,900         27,480
                                                      ----------
                                                         875,110   Metal Fabricate/Hardware - 1.0%
    Diversified Financial Serv. - 0.1%                                      Intermet Corp.                    93,600        528,840
           TFC Enterprises Inc.*               9,700      19,400
           Union Acceptance Corp.*             8,600      48,590   Misc. Manufacturing - 1.6%
                                                      ----------            Ameron International Corp.         8,200        547,350
                                                          67,990            Flanders Corp.*                   18,000         38,160
    Electric - 1.0%                                                         Quixote Corp.                      8,300        237,131
           Central Vermont Public Service*    27,700     523,807                                                         ----------
                                                                                                                            822,641
    Electronics - 2.2%                                             Oil & Gas - 11.8%
           Advanced Photonix Inc.*            30,000      30,000            Callon Petroleum Company*         37,875        448,819
           Cubic Corp.                         5,200     164,268            Clayton Williams Energy Inc.*     14,700        249,165
           Flir Systems Inc*                  37,500     938,625            EEX Corp.*                       140,000        378,000
                                                      ----------            Holly Corp.                       36,100      1,326,675
                                                       1,132,893

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 2001

Industry  Company                    Shares       Value      Industry  Company                              Shares        Value
--------  -------                   -------     ---------    --------  -------                             ---------   -----------
Oil & Gas, continued                                         Software, continued
  KEY Production Company Inc.*       26,500    $  441,225           Sunquest Information Systems*             49,300   $ 1,172,847
  Mission Resources Corp.*           88,300       596,908           Versant Corp.*                             9,000        14,400
  Patina Oil & Gas Corp.             65,700     1,741,050                                                              -----------
  Petroquest Energy Inc.*           118,300       828,100                                                                4,451,126
  Quicksilver Resources Inc.*         4,000        72,000    Telecommunications - 6.6%
                                               ----------           Ectel Ltd.*                               27,000       391,500
                                                6,081,942           Lightbridge Inc.*                        129,620     2,514,628
Pharmaceuticals - 3.2%                                              Picturetel Corp.*                         91,500       512,400
  MIM Corp.*                         78,000       468,000                                                              -----------
  Taro Pharmaceuticals Industries*   13,300     1,164,548                                                                3,418,528
                                               ----------    Textiles - 0.5%
                                                1,632,548           Unifirst Corp.                            14,800       281,200
Retail - 12.4%
  Brookstone Inc.*                   25,050       443,385    Transportation - 0.3%
  Chico's FAS Inc.*                  75,300     2,240,175           Statia Terminals Group NV                  9,800       133,280
  Christopher & Banks Corp.*         25,875       843,525                                                              ===========
  Gart Sports Company*               15,400       338,800
  Good Guys Inc.*                    59,900       220,432    Total Common Stock (Identified Cost
  Hancock Fabrics Inc.               64,900       580,855             $31,400,508)                                     $46,706,767
  Landry's Restaurants Inc.          53,000       901,000
  Lillian Vernon Corp.                  500         3,530  Short-term Investments - 9.3%
  Movado Group Inc.                  25,000       505,000    Money Market Funds - 9.3%
  PC Mall Inc.*                      29,500        48,675           Expedition Money Market Fund               6,614         6,614
  Shoe Carnival Inc.*                23,100       277,200           Firstar U S Treasury Money
                                               ----------             Market Fund Institutional            4,761,208     4,761,208
                                                6,402,577                                                              -----------
Savings & Loans - 1.3%                                                                                                   4,767,822
  Ameriana Bancorp                    2,200        29,678                                                              ===========
  First Bancshares Inc./MO            1,800        19,080
  HMN Financial Inc.                  1,700        29,070    Total Short-term Investments (Identified Cost
  Ledger Capital Corp.                1,800        29,034      $4,767,822)                                             $ 4,767,822
  Metrowest Bank                     14,800       166,500                                                              ===========
  ST Francis Capital Corp.           19,000       415,150
                                               ----------  Total Investments - 100.1%                                  $51,474,589
                                                  688,512
Semiconductors - 1.7%                                      Other Assets and Liabilities, net - (0.1%)                      (23,640
  Richardson Electronics Ltd.        60,900       852,600                                                              ===========
                                                           Total Net Assets - 100%                                     $51,450,949
Software - 8.7%                                                                                                        ===========
  Acclaim Entertainment Inc.*        20,000        97,600
  Ansys Inc.*                        60,800     1,138,176  * Non-income producing security as no dividends
  Corel Corp.*                      273,700       763,623  were paid  during the period from July 1, 2000 to
  EPIQ Systems Inc.*                 35,000       899,150  June 30, 2001.
  Healthcare.com Corp.*              14,000        63,980
  Interactive Intelligence Inc.*      9,800       107,800  Other: The aggregate identified cost on a tax
  QAD Inc.*                          55,300       193,550  basis is $36,168,330. Gross unrealized appreciation and depreciation were $16,596,270 and $1,290,011,
                                                           respectively, or net unrealized appreciation of
                                                           $15,306,259.

                                                           See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2001

ASSETS:
      Investments at value (cost - $36,168,330)                                                 $  51,474,589
      Cash                                                                                            321,356
      Receivable for shares sold                                                                       20,000
      Receivable for interest                                                                           8,901
      Receivable for dividends                                                                         13,680
      Prepaid expenses                                                                                  5,423
      Deferred organization costs                                                                       3,857
                                                                                                -------------
            Total assets                                                                           51,847,806
                                                                                                -------------
LIABILITIES:
      Payable for shares redeemed                                                                       9,015
      Payable for investments purchased                                                               259,089
      Payable for management fee                                                                       74,210
      Accrued expenses                                                                                 54,543
                                                                                                -------------
            Total liabilities                                                                         396,857
                                                                                                -------------
      NET ASSETS (5,188,581 SHARES OUTSTANDING)                                                 $  51,450,949
                                                                                                =============
      Net asset value, offering and redemption price per share ($51,450,949/ 5,188,581)         $        9.92
                                                                                                =============
NET ASSETS REPRESENT:
      Paid-in capital                                                                           $  34,563,645
      Undistributed net realized gain                                                               1,581,045
      Net unrealized appreciation of investments                                                   15,306,259
                                                                                                -------------
      NET ASSETS                                                                                $  51,450,949
                                                                                                =============



See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2001

INVESTMENT INCOME:
      Dividends                                              $      157,704
      Interest                                                      284,956
                                                             --------------
            Total income                                            442,660
                                                             --------------
EXPENSES:
      Management fees                                               554,698
      Accounting fees                                               111,802
      Audit fees                                                      8,380
      Custody                                                        26,419
      Amortization of organization costs                              1,930
      Insurance                                                       2,688
      Legal                                                           3,413
      Registration fees                                              14,792
      Directors' fees                                                 2,308
      Miscellaneous                                                     997
                                                             --------------
            Total expenses                                          727,427
      Less fees waived                                              (68,717)
                                                             --------------
            Net expenses                                            658,710
                                                             --------------

NET INVESTMENT LOSS                                                (216,050)
                                                             --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments                            1,797,108
      Net change in unrealized appreciation                      10,574,049
                                                             --------------
      Net realized and unrealized gain                           12,371,157
                                                             --------------
NET INCREASE IN ASSETS RESULTING FROM OPERATIONS             $   12,155,107
                                                             ==============



See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 Year ended       Year ended
INCREASE (DECREASE) IN NET ASSETS:                              June 30, 2001    June 30, 2000
OPERATIONS:
      Net investment loss                                       $    (216,050)   $    (225,867)
      Net realized gain on investments                              1,797,108        2,185,700
      Net change in unrealized appreciation                        10,574,049        1,966,454
                                                                -------------    -------------
          Net increase resulting from operations                   12,155,107        3,926,287
                                                                -------------    -------------
      Distributions to shareholders:
          From net investment income                                        0                0
          From realized gains on investments                       (1,328,377)        (630,189)
                                                                -------------    -------------
            Total distributions to shareholders                    (1,328,377)        (630,189)
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                 18,772,622       11,526,263
      Reinvestment of dividends                                       883,140          616,403
      Cost of shares redeemed                                      (3,804,688)      (4,597,635)
                                                                -------------    -------------
          Net increase from Fund share transactions                15,851,074        7,545,031
                                                                -------------    -------------
          Net increase in net assets                               26,677,804       10,841,129
NET ASSETS:
      Beginning of period                                          24,773,145       13,932,016
                                                                -------------    -------------
      End of period                                             $  51,450,949    $  24,773,145
                                                                =============    =============

Number of Fund shares:
      Sold                                                          2,383,228        1,544,871
      Issued on dividends reinvested                                  124,211           91,184
      Redeemed                                                       (469,977)        (667,168)
                                                                -------------    -------------
          Net increase                                              2,037,462          968,887
      Outstanding at beginning of period                            3,151,119        2,182,232
                                                                -------------    -------------
      Outstanding at end of period                                  5,188,581        3,151,119
                                                                =============    =============



See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                               Year ended       Year ended       Year ended     June 22, 1998* to
                                                             June 30, 2001    June 30, 2000     June 30, 1999    June 30, 1998
                                                            --------------     --------------     --------------     --------------
PER SHARE DATA
     Net asset value, beginning of period                   $         7.86     $         6.38     $         5.00     $         5.00
                                                            --------------     --------------     --------------     --------------
     Income (loss) from investment operations:
         Net investment loss                                         (0.05)             (0.09)             (0.06)              0.00
         Net realized and unrealized gain                             2.53               1.87               1.44               0.00
                                                            --------------     --------------     --------------     --------------
              Total from investment operations                        2.48               1.78               1.38               0.00
                                                            --------------     --------------     --------------     --------------
     Less distributions to shareholders:
         Net investment income                                        0.00               0.00               0.00               0.00
         Net realized gains                                          (0.42)             (0.30)              0.00               0.00
                                                            --------------     --------------     --------------     --------------
              Total distributions                                    (0.42)             (0.30)              0.00               0.00
                                                            --------------     --------------     --------------     --------------
     Net asset value, end of period                         $         9.92     $         7.86     $         6.38     $         5.00
                                                            ==============     ==============     ==============     ==============

TOTAL RETURN [1]                                                      33.6%              28.7%              27.6%               0.0%
RATIOS & SUPPLEMENTAL DATA
     Net assets, end of period                              $   51,450,949     $   24,773,145     $   13,932,016     $    9,071,605
     Ratios to average net assets: [2]
         Expenses after waivers and reimbursements                    1.90%              1.90%              1.54%              0.00%
         Expenses before waivers and reimbursements                   2.09%              2.36%              1.54%              0.00%
         Net investment income (loss) after waivers and
         reimbursements                                              (0.62%)            (1.25%)            (1.20%)             0.00%

     Portfolio turnover rate [2]                                      74.3%              86.7%             117.0%               0.0%

[1] Not annualized.
[2] Annualized.
* June 22, 1998 was initial offering.



See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS



1.       Organization:

         Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

         The Fund is organized as a series fund with six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra -Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio, was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

         The Micro-Cap Limited Portfolio was offered to the public beginning June 22, 1998 in accordance with the subscription offering. Until July 1, 1998 the portfolio's operations were restricted to accepting subscription funds. On July 1, 1998 the Portfolio began investing in micro-cap stocks and commenced other operations. The Portfolio closed to new investors when net assets exceeded $27.5 million and will close to all new investments when net assets are above $55 million.

         Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2. Significant Accounting Policies:The following is a summary of significant accounting policies followed in the preparation of financial statements.Securities Valuation

         Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

         Federal Income Taxes

         It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

         Deferred Organization Costs

         Deferred organization costs are amortized on a straight-line basis over five years.

         Distributions to Shareholders

         Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.       Significant Accounting Policies, Continued:

         Use of Estimates in Financial Statements

         In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

         Risks and Uncertainties

         The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

         12b-1 Plan

         The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

         Other

         Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.       Management Contract:

         The Fund has entered into a management contract with Bridgeway Capital Management, Inc. (the "Adviser"), a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by Bridgeway Capital Management, Inc., the Portfolio pays Bridgeway Capital Management, Inc., a total fee which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Portfolio for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is based on the following annual rates: 0.90% of the first $250 million of the Portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

         The performance fee rate equals 2.87% times the difference in cumulative total return between the Portfolio and the CRSP Cap-based Portfolio 9 Index of micro-cap companies with dividends reinvested (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of -0.7% to a maximum of +0.7% However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

4.       Related Party Transactions:

         One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund, and all amounts paid for shareholder accounting are paid to the Adviser and are included in the accounting fees expense category of the financial statements.

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued



4.       Related Party Transactions, Continued:

         The Adviser has agreed to reimburse the Micro-Cap Limited Portfolio for any operating expenses above 1.49%. To achieve this expense level the Adviser has waived $68,717 of the management fees for the year ended June 30, 2001.

5.       Custodial Agreement:

         The Fund has entered into a Custodial Agreement with Firstar Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

6.       Cost, Purchases and Sales of Investment Securities:

         Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $32,338,119 and $22,274,526, respectively for the year ended June 30, 2001.

7.       Federal Income Taxes:


         During the year ended June 30, 2001, the Fund paid a short-term capital gain distribution of $0.13494 and a long-term capital gain distribution of $0.28351 per share to shareholders of record. None of the dividends paid by the fund are eligible for the dividends received deduction of corporate shareholders.

8.       Subsequent Events:

         On August 14, 2001, the Fund's Board of Directors approved the name change of the Aggressive Growth Portfolio to Aggressive Investors Portfolio I and the addition of a new portfolio, Aggressive Investors Portfolio II, to the Fund, effective on October 31, 2001.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Micro-Cap Limited Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Micro-Cap Limited Portfolio, one of the portfolios constituting Bridgeway Fund, Inc. (the "Fund"), at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from June 22, 1998 (commencement of operations) to June 30, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



August 24, 2001

August 28, 2000                                     June Quarter - Annual Report



Dear Ultra-Large 35 Index Portfolio Shareholder,

The Portfolio declined 3.7% in the six months from January through June, compared to the 6.7% decline of the S&P 500 Index and a decline of 2.9% for the Lipper Growth and Income Fund Index.

For the full fiscal year that ended June 30, our Portfolio was down 16.6%, compared to the S&P 500 Index 14.8% decline and the Lipper Growth and Income Funds decline of 1.6%. Ultra-Large stocks got hit harder than most in the market correction, which is reflected in our performance.

On a very positive note, we have completed our fourth year without a capital gains distribution. Our tax management does cause us to vary slightly the composition of our Portfolio relative to that of the Index itself, and this leads to occasional performance differences between the two. This difference was slightly unfavorable over the last year (-0.4%), but has been slightly positive (+0.2%) over the full time since inception.

Performance Summary

TRANSLATION: Our performance has been "mixed" recently. After a great run in 1998 and 1999, ultra-large stocks were hit harder than most in calendar year 2000, including the first six months of our fiscal year. From January through June, however, our Portfolio of ultra-large stocks fared pretty well in the bear market (though still negative), which is closer to the average historical experience of ultra-large stocks in a downturn.

The following table presents SEC standardized performance for our Portfolio and various benchmarks. The graph at the bottom of the page shows our cumulative quarterly performance versus the same benchmarks.


                                         6 months           1 Year         Life-to-Date
                                         01/01/01           7/1/00           7/31/97
                                        to 6/30/01        to 6/30/01       to 6/30/01(4)
                                        ----------        ----------      --------------

Ultra-Large 35 Index Portfolio            (3.7)%            (16.6)%           (10.6)%
S&P 500 Index(1)                          (6.7)%            (14.8)%            (8.0)%
Bridgeway Ultra-Large 35 Index(2)         (2.0)%            (16.2)%           (10.4)%
Lipper Growth and Income Funds(3)         (2.9)%             (1.6)%            (6.2)%

(1)The S&P 500 Index is an unmanaged index of large companies with dividends reinvested. (2)The Bridgeway Ultra-Large 35 Index is an index comprised of some of the very large, "blue chip" U.S. stocks, excluding tobacco; it is compiled by the adviser of the Portfolio. (3)The Lipper Growth and Income Funds reflect the aggregate record of domestic growth and income mutual funds as reported by Lipper Analytical Services, Inc. (4)Life-to-date returns are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Fiscal Year Performance

TRANSLATION: Unlike the last two fiscal years, technology has been at the bottom, not the top of the performance list. The top of our list this year was well populated with financial and energy stocks.

The table below indicates the returns of our stocks for the fiscal year 2001. The top three were financial stocks, and the worst three were telecommunications. Avoiding the temptation to load up our portfolio with technology stocks at the last rebalancing really paid off. You may recall that diversification is one of our top criteria in the rebalancing process, which took place a year and a half ago. At that time we jettisoned Gillette (down 17%) because it was no longer ultra-large. We replaced it with United Parcel Service (down only 2%) because it was ultra-large and a good diversifier (our only transportation company). It's interesting to note that in order to pick up United Parcel Service, we passed by (in size) Sun Microsystems (down 64%)), EMC Corp. (down 62%), Yahoo (down 83%), Qualcomm (down 3%), and Bellsouth (down 6%). (A big, potential ouch!) There was NO fundamental analysis in this, just our objective to keep diversification up. So, really, you could argue that we appropriately diminished volatility (price swings) slightly, and that the improved performance was just luck.

Total Return for Ultra-Large 35 Index Portfolio Stocks for the Fiscal Year 2001


Rank      Company                                     Industry                              % Change
----      -------                                     --------                              --------

  1       Fannie Mae                                  Diversified Financial Services          63.2%
  2       Bank of America Corp.                       Banks                                   39.6%
  3       Citigroup Inc.                              Diversified Financial Services          16.9%
  4       Procter & Gamble Company                    Cosmetics/Personal Care                 11.4%
  5       Exxon Mobil Corp.                           Oil & Gas                               11.3%
  6       General Motors Corp.                        Auto Manufacturers                      10.8%
  7       Du Pont (E.I.) de Nemours & Company         Chemicals                               10.3%
  8       American International Group                Insurance                                9.8%
  9       Chevron Corp.                               Oil & Gas                                6.7%
 10       Verizon Communications Inc.                 Telecommunications                       5.3%
 11       Time Warner Inc.(1)                         Media                                    4.6%
 12       International Business Machines Corp.       Computers                                3.1%
 13       AOL Time Warner Inc.(1)                     Media                                    0.5%
 14       Ford Motor Company                          Auto Manufacturers                      (0.2)%
 15       Johnson & Johnson                           Healthcare-Products                     (1.8)%
 16       United Parcel Service Inc.                  Transportation                          (2.0)%
 17       Home Depot Inc.                             Retail                                  (6.8)%
 18       SBC Communications Inc.                     Telecommunications                      (7.4)%
 19       General Electric Company                    Miscellaneous Manufacturers             (8.0)%
 20       Microsoft Corp.                             Software                                (8.8)%
 21       Bristol-Myers Squibb Company                Pharmaceuticals                        (10.2)%
 22       Wal-Mart Stores Inc.                        Retail                                 (15.3)%
 23       Pfizer Inc.                                 Pharmaceuticals                        (16.6)%
 24       Merck & Co Inc.                             Pharmaceuticals                        (16.6)%
 25       McDonald's Corp.                            Retail                                 (17.8)%
 26       Coca-Cola Company                           Beverages                              (21.7)%
 27       Disney (Walt) Company                       Media                                  (25.6)%
 28       AT&T Corp.                                  Telecommunications                     (30.4)%
 29       Motorola Inc.                               Telecommunications                     (43.0)%
 30       Dell Computer Corp.                         Computers                              (47.0)%
 31       Hewlett-Packard Company                     Computers                              (54.2)%
 32       Oracle Corp.                                Software                               (54.8)%
 33       Intel Corp.                                 Semiconductors                         (56.2)%
 34       WorldCom Inc. - WorldCom Group(2)           Telecommunications                     (66.3)%
 35       Cisco Systems Inc.                          Telecommunications                     (71.4)%
 36       Lucent Technologies Inc.                    Telecommunications                     (88.9)%

(1) AOL Time Warner Inc. was formed by the merger between America Online Inc. and Time Warner Inc. on January 12, 2001. Total return of the acquired company Time Warner Inc. is calculated assuming the stock was held until the end of the period. Total return of AOL Time Warner Inc. represents the performance of the former America Online Corporation.

(2) Total return of WorldCom Inc -.WorldCom Group includes the return of the WorldCom Inc - MCI Group that was spun-off on June 8, 2001.


Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice.

Bridgeway Passively Managed Fund Performance

As a whole, over the last three years through June 30, Bridgeway Ultra-Large 35 Index Portfolio has outperformed every other large-cap domestic equity index fund, before and after taxes. (We didn't over the last year, however.) Over the last three years, Bridgeway Ultra-Small Company Tax Advantage Portfolio has outperformed all other 21 passively managed small-cap domestic equity mutual funds. At Bridgeway, we're a bit "esoteric," for example, we follow a little-known small-cap index and we try to "create a better mousetrap" with a different large-cap index construction. Three years is too short a period to demonstrate superiority, but so far, I'm pleased.

Tax Efficiency Update

TRANSLATION: We get an "A+" for tax efficiency over the last three years. We have yet to distribute a single capital gain.

We "smoked" the three-year tax efficiency of the average large-cap index fund over the last year: Bridgeway: 95.0%; all others: 77%. 102 funds have a three-year record based on data from Morningstar. Here's an interesting twist: the only five large-cap index funds that beat our tax efficiency record did so because their expense ratio was seven to ten times ours. Our only taxable distribution was for income.

One way to avoid distributing income is to offset it with high expenses. Our lean 0.15% expense ratio actually hurts our tax efficiency. Put another way, you get to keep, but must pay taxes on, a higher percentage of the income we earn. I suppose you can live with that.

Tracking Error

In the March quarter, our Portfolio underperformed the index we seek to track by 2.1%. This is higher than any previous quarter and is outside the guidelines established by our Board of Directors. We think this is a "data outlier," meaning we don't think it's usual and is not a trend. It basically offsets the positive tracking error of other recent quarters. In particular, the performance of our Portfolio equaled the performance of the index itself within 0.1% over the full period of the last five quarters. Nevertheless, you should know that the tax management of this Portfolio does lead to tracking error that is higher than would otherwise be the case.

The Worst Thing That Happened in Fiscal Year 2000

TRANSLATION: For Bridgeway as a whole, the worst thing that happened over the last year was the performance of our socially screened fund, now named the Calvert Large Cap Growth Fund. Just as 1998 was the worst year in 25 years for smaller company value-oriented funds (including Bridgeway Ultra-Small Company Portfolio), the most recent fiscal year was the worst in 25 years for large company growth funds. Even though we slightly beat the average of large growth funds (our "competition"), we underperformed the S&P 500 by a wide margin. It was our first year of negative performance for this fund and I had really hoped to do much better in such a bear market.

Highlighting in each annual report the worst thing that happened at Bridgeway in the course of the last year is a Bridgeway tradition. We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments. We want to learn everything we can from them, and it's impossible to do so if they are not acknowledged and in open view. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. When I make mistakes, I'm committed to learning from them and not repeating them. As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them. I think we've done an excellent job of not repeating the "negatives" that we highlight.

At the head of the list of what didn't go well in the last year was the large decline of the Calvert Large Cap Growth Fund, for which Bridgeway serves as sub-advisor (that is, we do the financial research and buy and sell stocks for the fund). During the period from March 30, 2000 to March 30, 2001, the Lipper Large Cap Growth Fund Index declined a huge 33.3%. This was the worst showing for this category in over 25 years. Our fund did slightly better, down 27.8%, but still much worse than the 14.8% decline of the S&P 500. We really tried the patience of these shareholders (I am one), and I don't feel good about this performance. The experience of calendar year 1998 with Bridgeway Ultra-Small Company Portfolio and in Fiscal Year 2001 with the Calvert fund--that of a concentrated, severe bear market--suggests an area of research for our firm. While our philosophy is one of holding through the short-term market declines, I think we can do better than this showing. I'm working to do a better job next time.

Leading the Market on a Cumulative Basis

One interesting statistic on Bridgeway is that every managed Bridgeway portfolio, except for the Calvert Large Cap Growth Fund, is beating its primary market benchmark on a cumulative basis since inception. In the last quarter we made good progress to get the Calvert fund back "above the market line;" on a cumulative basis we lagged it by 1.1% at the end of June. Here's our record in the format required by the SEC, including our primary market benchmarks:

                                                             Since        Date of
Portfolio                            1 year     5 years    Inception     Inception
---------                            ------     -------    ---------     ---------

Aggressive Growth                     (9.4)%      29.5%      30.4%        8/5/1994
Calvert Large Cap Growth             (27.8)%      14.7%      17.2%        8/5/1994
S&P 500                              (14.8)%      14.4%      17.4%

Ultra-Small Company                   25.0)%      18.2%      21.7%        8/5/1994
CRSP "10" Index                        2.0)%       8.4%      12.8%

Micro-Cap Limited                     33.6)%       N/A       30.0%        7/1/1998
CRSP "9" Index                         3.9)%       N/A       10.0%

Ultra-Large 35 Index Portfolio       (16.6)%       N/A       10.6%        7/31/1997
Ultra-Large 35 Index                 (16.2)%       N/A       10.4%
S&P 500                              (14.8)%       N/A        8.0%

Ultra-Small Co. Tax Advantage          9.8)%       N/A       10.0%        7/31/1997
CRSP "10" Index                        2.0)%       N/A        3.7%

Very few fund families can boast a diversified offering of products with such market-beating performance since inception. Our three actively managed funds each now carry the maximum "five stars" from Morningstar. Our two passively managed funds are, respectively, the top performing large-cap index fund and the top performing small-cap passively managed fund over the trailing three-year period. We can't make representations about future performance, but we will keep working to make it happen.

Your Board of Directors

One thing you may not know about the structure of a mutual fund is that a board of directors, a majority of whom are not affiliated with (or employed by) the adviser, oversees the policies and operations of the fund. Essentially, the Fund has no employees. The Board hires an investment adviser to manage all operations of the fund, from making investment decisions to pricing fund shares daily to filing federally required documentation. In my opinion, the Board's single most important job is reviewing and approving a contract between the fund and a fund management company. For example, on April 11, Bridgeway Fund's Board of Directors approved continuing the management contract for another year with Bridgeway Capital Management, the "adviser" of the Fund. The Board plays a very important role. Really, its only role is looking out for shareholder interests. I thought you'd be interested to know more about your board members.

Karen S. Gerstner is an attorney and partner with Davis Ridout Jones and Gerstner in Houston. She specializes in estate planning and litigation. With her legal background, Karen brings an oversight both in the protection of the fund in areas of liability and in the interests of shareholders for the care of their personal assets. She is very sharp, detail oriented and extremely conscientious. Karen's J.D. is from Case Western Reserve University School of Law in Cleveland, Ohio. Among her board directorships are three non-profit organizations: the Houston Center for Hearing and Speech Foundation, the Exchange Club and St. Andrews Presbyterian Church. Miles D. Harper, III is a partner in the CPA firm, Gainer, Donnelly and Desroches in Houston. His accounting and tax backgrounds have been valuable in guiding the Board's decisions in the areas of finance, audit and accounting systems. Miles is also on the board of the Calvert Large Cap Growth Fund. Karen and Miles have both been invaluable in getting Bridgeway staff to think through the ramifications of our growth plans and in holding staff accountable to the high ethical standards we have set. Our newest board member, Kirbyjon Caldwell, is the Senior Pastor of the largest United Methodist Church in the country. His early experience on Wall Street and in investment banking, his firsthand knowledge of organizational hypergrowth, his vibrant activity in community development, and his spiritual life's work help the Board monitor the integrity and service to which Bridgeway is seriously committed. He holds a Master's Degree in Theology from Southern Methodist University-Perkins School of Theology and an MBA from the Wharton School of Finance. He also serves on the boards of Continental Airlines, Chase Bank-Texas, Southern Methodist University and others, and introduced President George W. Bush at the National Republican Convention. I am the single Board member who is affiliated with Bridgeway Capital Management. I have graduate degrees from MIT and Harvard Business School, and I founded Bridgeway Capital Management, Inc. in July 1993. I'm thrilled to be on a board with these three people and together, to serve as the primary legal entity seeking to protect your financial interests.


Market Timers Lose Again

TRANSLATION: Trying to time the market almost never pays.

You may remember from previous shareholder letters that part of Bridgeway's philosophy is not to try to time the market. The reasons are three-fold. First, it increases transaction costs, meaning it costs something to buy and sell securities, something that a shareholder pays for one way or another. Second, it generally is very tax-inefficient, which increases the portion of total performance that you have to pay Uncle Sam in a taxable account. Third, even apart from these two problems, very, very few people are successful at it. Typically, they buy after a run up in price and sell too late after a correction.

We recently had the opportunity to take a look at this phenomenon when our Ultra-Small Company Tax Advantage Portfolio attracted some "market timers" last January. We strongly discourage market timers of any kind from buying our fund. We do this by stating so in the prospectus, by reserving the right to impose a redemption fee in a down market, by reserving the right to redeem larger shareholders "in-kind" (meaning we give them shares of many stocks instead of cash), and by simply "locking out" any shareholders who have a history of switching in and out. The ones we identified from the January period we simply shut out from all Bridgeway portfolios after just one time in and out.

Our calculations indicate that on average, market timing shareholders as a group lost roughly 7.6% of the average amount of money they had invested in Bridgeway. What is remarkable is that this happened during a period in which the Portfolio itself actually increased 5.1%. This is just one more demonstration of the pointlessness of timing the market. Our philosophy: it pays to get a long term plan for investing, put it in place, and change it only when your circumstances (for instance, life stages) change, not when the market is simply up or down. We believe the stock market is only an appropriate place to invest with money you won't need until the long term, at least five, but preferably ten years out.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice.

Conclusion

As always, I appreciate your feedback. We discuss shareholder comments at our weekly staff meeting and continue to make improvements because people have taken the time to write or call us. Recently, we made a change to our website following shareholder feedback, and we expect more significant web site design changes soon. Please keep your ideas coming. In a big way, our shareholders have helped make Bridgeway what it is today.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery

                              BRIDGEWAY FUND, INC.
                            ULTRA-LARGE 35 PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 2001

    Industry  Company                   Shares       Value        Industry  Company                          Shares        Value
    --------  -------                   ------     ---------      --------  -------                          ------     ----------
Common Stock - 99.5%
 Auto Manufacturers - 5.5%                                        Semiconductors - 2.9%
        Ford Motor Company               5,442     $ 133,601         Intel Corp.                              5,933     $  173,540
        General Motors Corp.             3,043       195,817
                                                   ---------      Software - 7.3%
                                                     329,418         Microsoft Corp.*                         2,943        214,839
 Banks - 2.5%                                                        Oracle Corp.*                           11,688        222,072
        Bank of America Corp.            2,469       148,214                                                            ----------
                                                                                                                           436,911
 Beverages - 2.1%                                                 Telecommunications - 17.2%
        Coca-Cola Company                2,747       123,615         AT&T Corp.                               6,652        146,344
                                                                     Cisco Systems Inc.*                      9,684        176,249
 Chemicals - 2.3%                                                    Lucent Technologies Inc.                16,130        100,006
        Du Pont (E.I.) de Nemours &                                  Motorola Inc.                           10,776        178,451
          Company                        2,847       137,339         SBC Communications Inc.                  3,189        127,751
                                                                     Verizon Communications Inc.              3,224        172,484
 Computers - 7.3%                                                    WorldCom Inc - MCI Group*                  388          6,248
        Dell Computer Corp.*             5,964       155,959         WorldCom Inc-WorldCom
        Hewlett-Packard Company          3,503       100,186           Group*                                 8,467        120,231
        International Business Machines                                                                                 ----------
          Corp.                          1,579       178,427                                                             1,027,764
                                                   ---------      Transportation - 2.3%
                                                    434,572          United Parcel Service Inc.               2,348        135,714
 Cosmetics/Personal Care - 1.8%                                                                                         ==========
        Procter & Gamble Company         1,716       109,481      Total Common Stock (Identified Cost
                                                                    $5,549,679)                                         $5,945,336
 Diversified Financial Serv. - 8.9%
        Citigroup Inc.                   4,016       212,205  Short-term Investments - 0.0%
        Fannie Mae                       3,738       318,291      Money Market Funds - 0.0%
                                                   ---------         Expedition Money Market Fund               150            150
                                                     530,496         Firstar U S Treasury Money
 Healthcare-Products - 4.0%                                            Market Fund Institutional                864            864
        Johnson & Johnson                4,762       238,100                                                            ----------
                                                                                                                             1,014
 Insurance - 3.1%
        American International Group     2,191       188,426      Total Short-term Investments (Identified
                                                                     Cost $1,014)                                       $    1,014
 Media - 7.1%                                                                                                           ==========
        AOL Time Warner Inc.*            5,199       275,547
        Disney (Walt) Company            5,114       147,743  Total Investments - 99.5%                                 $5,946,350
                                                   ---------
                                                     423,290  Other Assets and Liabilities, net - 0.5%                      28,208
 Misc. Manufacturing - 3.6%                                                                                             ==========
        General Electric Company         4,431       216,011  Total Net Assets - 100.0%                                 $5,974,558
                                                                                                                        ==========
 Oil & Gas - 6.2%
        Chevron Corp.                    1,935       175,118  * Non-income producing security as no dividends
        ExxonMobil Corp.                 2,221       194,004  were paid during the period from July 1, 2000 to
                                                   ---------  June 30, 2001.
                                                     369,122
 Pharmaceuticals - 8.0%                                       Other: The aggregate identified cost on a tax
        Bristol-Myers Squibb Company     2,656       138,909  basis is $5,550,693. Gross unrealized appreciation
        Merck & Co Inc.                  2,646       169,106  and depreciation were $884,716 and $489,059,
        Pfizer Inc.                      4,263       170,733  respectively, or net unrealized appreciation of
                                                   ---------  $395,657.
                                                     478,748
 Retail - 7.4%                                                See accompanying notes to financial statements.
        Home Depot Inc.                  3,740       174,097
        McDonald's Corp.                 4,001       108,267
        Wal-Mart Stores Inc.             3,324       162,211
                                                   ---------
                                                     444,575

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2001

ASSETS:
      Investments at value (cost - $5,550,693)                                             $   5,946,350
      Receivable for investments sold                                                             28,289
      Receivable for interest                                                                         40
      Receivable for dividends                                                                     2,691
      Deferred organization costs                                                                  1,275
                                                                                           -------------
            Total assets                                                                       5,978,645
                                                                                           -------------
LIABILITIES:
      Bank overdraft                                                                               1,014
      Payable for management fee and other expenses                                                1,798
      Payable for organization costs                                                               1,275
                                                                                           -------------
            Total liabilities                                                                      4,087
                                                                                           -------------
      NET ASSETS ( 826,826 SHARES OUTSTANDING)                                             $   5,974,558
                                                                                           =============
      Net asset value, offering and redemption price per share ($5,974,558/826,826)        $        7.23
                                                                                           =============

NET ASSETS REPRESENT:
      Paid-in capital                                                                      $   6,136,664
      Undistributed net investment income                                                         31,844
      Undistributed net realized loss                                                           (589,607)
      Net unrealized appreciation of investments                                                 395,657
                                                                                           -------------
      NET ASSETS                                                                           $   5,974,558
                                                                                           =============



See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2001


INVESTMENT INCOME:
      Dividends                                                                            $      87,100
      Interest                                                                                       723
                                                                                           -------------
            Total income                                                                          87,823

EXPENSES:
      Management fees                                                                              5,397
      Accounting fees                                                                             23,208
      Audit fees                                                                                   5,634
      Custody                                                                                      1,852
      Amortization of organization costs                                                             905
      Insurance                                                                                      801
      Legal                                                                                          878
      Registration fees                                                                            6,873
      Directors fees                                                                                 499
      Miscellaneous                                                                                  254
                                                                                           -------------
            Total expenses                                                                        46,301
      Less fees waived                                                                           (28,605)
      Less expenses reimbursed                                                                    (7,578)
                                                                                           -------------
            Net expenses                                                                          10,118
                                                                                           -------------

NET INVESTMENT INCOME                                                                             77,705
                                                                                           -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
      Net realized loss on investments                                                          (385,647)
      Net change in unrealized appreciation                                                     (955,099)
                                                                                           -------------
      Net realized and unrealized loss                                                        (1,340,746)
                                                                                           -------------

NET DECREASE IN ASSETS RESULTING FROM OPERATIONS                                           ($  1,263,041)
                                                                                           =============


See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year ended       Year ended
INCREASE (DECREASE) IN NET ASSETS:                                         June 30, 2001    June 30, 2000
OPERATIONS:
      Net investment income                                                $      77,705    $      57,627
      Net realized loss on investments                                          (385,647)        (138,461)
      Net change in unrealized appreciation                                     (955,099)         652,974
                                                                           -------------    -------------
          Net increase (decrease) resulting from operations                   (1,263,041)         572,140
                                                                           -------------    -------------
      Distributions to shareholders:
          From net investment income                                             (79,558)         (42,583)
          From realized gains on investments                                           0                0
                                                                           -------------    -------------
            Total distributions to shareholders                                  (79,558)         (42,583)
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                             3,090,003        4,065,738
      Reinvestment of dividends                                                   72,077           42,482
      Cost of shares redeemed                                                 (3,210,271)      (1,800,861)
                                                                           -------------    -------------
          Net increase (decrease) from Fund share transactions                   (48,191)       2,307,359
                                                                           -------------    -------------
          Net increase (decrease) in net assets                               (1,390,790)       2,836,916
NET ASSETS:
      Beginning of period                                                      7,365,348        4,528,432
                                                                           -------------    -------------
      End of period (including undistributed net investment
          income of $31,844 and $33,697, respectively)                     $   5,974,558    $   7,365,348
                                                                           =============    =============

Number of Fund shares:
      Sold                                                                       392,211          478,570
      Issued on dividends reinvested                                               9,279            5,004
      Redeemed                                                                  (414,190)        (216,484)
                                                                           -------------    -------------
          Net increase (decrease)                                                (12,700)         267,090
      Outstanding at beginning of period                                         839,526          572,436
                                                                           -------------    -------------
      Outstanding at end of period                                               826,826          839,526
                                                                           =============    =============



See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                        Year ended           Year ended          Year ended       July 31, 1997* to
                                                       June 30, 2001        June 30, 2000       June 30, 1999       June 30, 1998
                                                       ---------------     ---------------     ---------------     ---------------
PER SHARE DATA
     Net asset value, beginning of period              $          8.77     $          7.91     $          6.10     $          5.00
                                                       ---------------     ---------------     ---------------     ---------------
     Income (loss) from investment operations:
         Net investment income                                    0.09                0.08                0.07                0.07
         Net realized and unrealized gain (loss)                 (1.54)               0.85                1.77                1.03
                                                       ---------------     ---------------     ---------------     ---------------
              Total from investment operations                   (1.45)               0.93                1.84                1.10
                                                       ---------------     ---------------     ---------------     ---------------
     Less distributions to shareholders:
         Net investment income                                   (0.09)              (0.07)              (0.03)               0.00
         Net realized gains                                       0.00                0.00                0.00                0.00
                                                       ---------------     ---------------     ---------------     ---------------
              Total distributions                                (0.09)              (0.07)              (0.03)               0.00
                                                       ---------------     ---------------     ---------------     ---------------
     Net asset value, end of period                    $          7.23     $          8.77     $          7.91     $          6.10
                                                       ===============     ===============     ===============     ===============

TOTAL RETURN [1]                                                 -16.6%               11.7%               30.3%               22.0%
RATIOS & SUPPLEMENTAL DATA
     Net assets, end of period                         $     5,974,558     $     7,365,348     $     4,528,432     $       386,371
     Ratios to average net assets: [2]
         Expenses after waivers and reimbursements                0.15%               0.15%               0.15%               0.15%
         Expenses before waivers and reimbursements               0.68%               0.47%               0.90%               9.73%
         Net investment income after waivers and
         reimbursements                                           1.15%               0.98%               1.06%               1.47%

     Portfolio turnover rate [2]                                  24.0%               25.9%               16.6%               64.3%

[1] Not annualized.
[2] Annualized.

* July 31, 1997 commencement of operations



See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.       Organization:

         Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

         The Fund is organized as a series fund with six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra -Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio, was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

         Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.       Significant Accounting Policies:

         The following is a summary of significant accounting policies followed in the preparation of financial statements.

         Securities Valuation

         Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

         Federal Income Taxes

         It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

         Distributions to Shareholders

         Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

         Deferred Organization Costs

         Deferred organization costs are amortized on a straight-line basis over five years.

         Use of Estimates in Financial Statements

         In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued

2.       Significant Accounting Policies, Continued:

         Risks and Uncertainties

         The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

         12b-1 Plan

         The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

         Other

         Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

         Assets in the Ultra-Large 35 Index Portfolio are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses the Portfolio for any commissions above one cent/share. The Adviser expects to continue this practice until portfolio net assets reach at least $10 million.

3.       Management Contract:

         The Ultra-Large 35 Index Portfolio pays a flat 0.08% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.15%.

4.       Related Party Transactions:

         One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

         The Adviser has agreed to reimburse the Ultra-Large 35 Portfolio for any operating expenses above 0.15%. To achieve this expense level the Adviser has waived both the management fees and accounting fees for the year ended June 30, 2001. The Adviser expects to continue this voluntary level of reimbursement, for the foreseeable future.

         Payable for organization costs is payable to the Adviser.

5.       Custodial Agreement:

         The Fund has entered into a Custodial Agreement with Firstar Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued

6.       Cost, Purchases and Sales of Investment Securities:

         Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $1,608,853 and $1,678,796, respectively, for the year ended June 30, 2001.

7.       Federal Income Taxes:

         During the year ended June 30, 2001, the Fund paid a dividend from net investment income of $0.0881 per share to shareholders of record. The dividend qualified for the dividends received deduction of corporate shareholders.

         The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains.

         At June 30, 2001 the Fund had $885, $25,756, $106,811 and $100,306 in
         capital loss carryforwards for federal income tax purposes expiring June 30, 2006, June 30, 2007, June 30, 2008 and June 30, 2009,
         respectively. The Fund incurred and elected to defer post-October 31 net capital losses of $339,432 to the year ended June 30, 2002.

8.       Subsequent Events:

         On August 14, 2001, the Fund's Board of Directors approved the name change of the Aggressive Growth Portfolio to Aggressive Investors Portfolio I and the addition of a new portfolio, Aggressive Investors Portfolio II, to the Fund, effective on October 31, 2001.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund Inc.
and Shareholders of The Balanced Portfolio

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of the Balanced Portfolio, one of the portfolios constituting Bridgeway Fund, Inc. (the "Fund"), at June 30, 2001, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



August 24, 2001

                    BRIDGEWAY FUND, INC. - BALANCED PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2001

ASSETS:

      Cash                                                                                        $    370,000
                                                                                                  ------------
            Total assets                                                                               370,000
                                                                                                  ------------
      NET ASSETS ( 37,000 SHARES OUTSTANDING)                                                     $    370,000
                                                                                                  ============
      Net asset value, offering and redemption price per share ($370,000 / 37,000)                $      10.00
                                                                                                  ============

NET ASSETS REPRESENT:
      Paid-in capital                                                                             $    370,000
                                                                                                  ------------
      NET ASSETS                                                                                  $    370,000
                                                                                                  ============


See accompanying notes to financial statements.



                    BRIDGEWAY FUND, INC. - BALANCED PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS



INCREASE (DECREASE) IN NET ASSETS:                                                                June 30, 2001*
OPERATIONS:
      Net investment income                                                                       $           0
      Net realized gain on investments                                                                        0
      Net change in unrealized depreciation                                                                   0
                                                                                                  -------------
          Net increase resulting from operations                                                              0
                                                                                                  -------------
      Distributions to shareholders:
          From net investment income                                                                          0
          From realized gains on investments                                                                  0
                                                                                                  -------------
            Total distributions to shareholders                                                               0
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                                                      370,000
      Reinvestment of dividends                                                                               0
      Cost of shares redeemed                                                                                 0
                                                                                                  -------------
          Net increase from Fund share transactions                                                     370,000
                                                                                                  -------------
          Net increase in net assets                                                                    370,000
NET ASSETS:
      Beginning of period                                                                                     0
                                                                                                  -------------
      End of period                                                                               $     370,000
                                                                                                  =============

Number of Fund shares:
      Sold                                                                                               37,000
      Issued on dividends reinvested                                                                          0
      Redeemed                                                                                                0
                                                                                                  -------------
          Net increase                                                                                   37,000
      Outstanding at beginning of period                                                                      0
                                                                                                   ------------
      Outstanding at end of period                                                                       37,000
                                                                                                  =============


* June 30, 2001 was initial offering.



See accompanying notes to financial statements.

                    BRIDGEWAY FUND, INC. - BALANCED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)


                                                                                                  June 30, 2001*
PER SHARE DATA
      Net asset value, beginning of period                                                        $        10.00
                                                                                                  --------------
      Income (loss) from investment operations:
          Net investment loss                                                                               0.00
          Net realized and unrealized gain                                                                  0.00
                                                                                                  --------------
               Total from investment operations                                                             0.00
                                                                                                  --------------
      Less distributions to shareholders:
          Net investment income                                                                             0.00
          Net realized gains                                                                                0.00
                                                                                                  --------------
               Total distributions                                                                          0.00
                                                                                                  --------------
      Net asset value, end of period                                                              $        10.00
                                                                                                  ==============

TOTAL RETURN [1]                                                                                             0.0%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                                                                   $      370,000
      Ratios to average net assets: [2]
          Expenses net of waivers and reimbursements                                                        0.00%
          Expenses before waivers and reimbursements                                                        0.00%
          Net investment income (loss)                                                                      0.00%
      Commission Cost/Share                                                                       $       0.0000
      Portfolio turnover rate [2]                                                                            0.0%


[1] Not annualized.
[2] Annualized.

* June 30, 2001 was initial offering.



See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS



1.       Organization:

         Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

         The Fund is organized as a series fund with portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra -Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio, was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

         A statement of operations and financial highlights are not presented as the Portfolio did not commence investing activities until subsequent to June 30, 2001.

         Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2. Significant Accounting Policies:The following is a summary of significant accounting policies followed in the preparation of its financial statements.Securities Valuation

         Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

         Federal Income Taxes

         It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

         Distributions to Shareholders

         Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

         Use of Estimates in Financial Statements

         In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued



2.       Significant Accounting Policies, Continued

         12b-1 Plan

         The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."

         Other

         Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.       Management Contract:

         The Fund has a management contract with Bridgeway Capital Management, Inc. (the "Adviser"), a shareholder of the Fund. As compensation for services rendered, facilities furnished, and expenses borne by the Adviser, the Balanced Portfolio pays a flat 0.6% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.94%.

4.       Related Party Transactions:

         One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund, and all amounts paid for shareholder accounting are paid to the Adviser and are included in the Accounting fees expense category of the financial statements.

         The Adviser has agreed to voluntarily reimburse the Portfolio for any operating expenses above 1.9%. The Adviser expects to continue this voluntary level of reimbursement, for the foreseeable future.

5.       Custodial Agreement:


         The Fund has entered into a Custodial Agreement with Firstar Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

6.       Cost, Purchases and Sales of Investment Securities:


         Investments have the same cost for tax and financial statement purposes. There were no purchases and sales of securities.

7.       Subsequent Events:


         On August 14, 2001, the Fund's Board of Directors approved the name change of the Aggressive Growth Portfolio to Aggressive Investors Portfolio I and the addition of a new portfolio, Aggressive Investors Portfolio II, to the Fund, effective on October 31, 2001.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Ultra-Large 35 Index Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ultra-Large 35 Index Portfolio, one of the portfolios constituting Bridgeway Fund, Inc. (the "Fund"), at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from July 31, 1997 (commencement of operations) to June 30, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.





August 24, 2001

                              BRIDGEWAY FUND, INC.

                                     Part C

                                OTHER INFORMATION


Item 23.          Exhibits

                  a. Charter of Registrant (Incorporated by reference)

                  b. By-laws of Registrant (Incorporated by reference)

                  c. Inapplicable as By-Laws provide for no stock certificates

                  d. Management Contracts (Incorporated by reference)

                  e. Inapplicable

                  f. Inapplicable

                  g. Custodian Agreement (Incorporated by reference)

                  h. None as Registrant will act as its own transfer agent

                  i. Opinion of Counsel (Incorporated by reference)

                  j. Consent of Independent Auditors

                  k. Inapplicable

                  l. Investment representation letter from initial shareholders
                     (Incorporated by reference)

                  m. 12b-1 Plan (Incorporated by reference)

                  n. Inapplicable

                  p. Code of Ethics (Incorporated by reference)


Item 25           Persons controlled by or under Common Control with Registrant

                  None

Item 26.          Number of Holders of Securities

                                                                           Number of Record
                                                                                Holders
                     Title of Class                                       as of June 30, 2001
                     Ultra-Small Company Portfolio                                1,950
                     Ultra-Small Company Tax Advantage Portfolio                    509
                     Micro-Cap Limited Portfolio                                  2,098
                     Aggressive Growth Portfolio                                 19,265
                     Ultra-large 35 Index Portfolio                                 534

Item 27.          Indemnification

                  See Indemnification Section of by-Laws, which is incorporated here by reference. Registrant will maintain with Rollins Executive Risk Services Directors and Officers Errors and Omissions liability insurance covering (among other things) amounts which Registrant may pay pursuant to the foregoing indemnification provisions.

Item 28.          Business and Other Connections of Investment Adviser

                  As stated in the Prospectus and Statement of Additional Information, the Investment Adviser was organized in 1993 and acts as an Investment Adviser to other individuals, businesses and registered investment companies.

Item 29.          Principal Underwriters

                  Bridgeway Fund is the distributor of its own securities.

Item 30.          Location of Accounts and Records

                  Accounts and Records of the Registrant are maintained at the offices of the Registrant, its Adviser and Distributor at 5615 Kirby Drive, Suite 518, Houston, TX 77005-2448. Custody records are maintained at the offices of the Registrant's Custodian Bank, Compass Bank at P O Box 4886, Houston, Texas 77210.

Item 31.          Management Services

                  Management Services are set forth under MANAGEMENT in the Statement of Additional Information.

Item 32.          Undertakings (Incorporated by reference.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, and the State of Texas on the 29th day of August, 2001.

                                       Bridgeway Fund, Inc.
                                       (Registrant)

                                       By /s/ JOHN N. R. MONTGOMERY
                                         --------------------------
                                         John N. R. Montgomery
                                         President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.


/s/ KIRBYJON CALDWELL                                             8/29/01
-------------------------------------                         ---------------
     Kirbyjon Caldwell, Director                                   Date

/s/ KAREN S. GERSTNER                                             8/29/01
-------------------------------------                         ---------------
     Karen S. Gerstner, Director                                   Date

/s/ MILES D. HARPER                                               8/29/01
-------------------------------------                         ---------------
     Miles D. Harper, III, Director                                Date

/s/ JOHN N.R. MONTGOMERY                                          8/29/01
-------------------------------------                         ---------------
     John N.R. Montgomery, Director                                Date

                                  EXHIBIT INDEX


      EXHIBIT
      NUMBER      DESCRIPTION
      -------     -----------
         j        Consent of Independent Auditors